Neuberger Berman Equity Funds

	Class A	Class C	Institutional Class

Neuberger Berman Emerging Markets Equity Fund	NEMAX	NEMCX	NEMIX
Neuberger Berman Equity Income Fund	NBHAX	NBHCX	NBHIX
Neuberger Berman Focus Fund	NFAAX	NFACX	NFALX
Neuberger Berman Genesis Fund (Institutional class only)	—	—	NBGIX
Neuberger Berman Global Equity Fund	NGQAX	NGQCX	NGQIX
Neuberger Berman Global Thematic Opportunities Fund	NGHAX	NGHCX	NGHIX
Neuberger Berman Greater China Equity Fund	NCEAX	NCECX	NCEIX
Neuberger Berman Guardian Fund	NGDAX	NGDCX	NGDLX
Neuberger Berman International Equity Fund	NIQAX	NIQCX	NBIIX
Neuberger Berman International Large Cap Fund	NBNAX	NBNCX	NILIX
Neuberger Berman Intrinsic Value Fund	NINAX	NINCX	NINLX
Neuberger Berman Large Cap Disciplined Growth Fund	NLDAX	NLDCX	NLDLX
Neuberger Berman Large Cap Value Fund	NPNAX	NPNCX	NBPIX
Neuberger Berman Mid Cap Growth Fund	NMGAX	NMGCX	NBMLX
Neuberger Berman Mid Cap Intrinsic Value Fund	NBRAX	NBRCX	NBRTX
Neuberger Berman Multi-Cap Opportunities Fund	NMUAX	NMUCX	NMULX
Neuberger Berman Real Estate Fund	NREAX	NRECX	NBRIX
Neuberger Berman Select Equities Fund	NBEAX	NBECX	NBEIX
Neuberger Berman Small Cap Growth Fund	NSNAX	NSNCX	NBSMX
Neuberger Berman Socially Responsive Fund	NRAAX	NRACX	NBSLX
Neuberger Berman Value Fund	NVAAX	NVACX	NLRLX

Prospectus December 16, 2013

These securities, like the securities of all mutual funds, have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
NEUBERGER BERMAN EQUITY FUNDS
Fund Summaries
Neuberger Berman Emerging Markets Equity Fund	2
Neuberger Berman Equity Income Fund	8
Neuberger Berman Focus Fund	14
Neuberger Berman Genesis Fund	19
Neuberger Berman Global Equity Fund	23
Neuberger Berman Global Thematic Opportunities Fund	29
Neuberger Berman Greater China Equity Fund	35
Neuberger Berman Guardian Fund	41
Neuberger Berman International Equity Fund (formerly Neuberger Berman International Institutional Fund)	46
Neuberger Berman International Large Cap Fund	52
Neuberger Berman Intrinsic Value Fund	57
Neuberger Berman Large Cap Disciplined Growth Fund	63
Neuberger Berman Large Cap Value Fund	68
Neuberger Berman Mid Cap Growth Fund	73
Neuberger Berman Mid Cap Intrinsic Value Fund	78
Neuberger Berman Multi-Cap Opportunities Fund	84
Neuberger Berman Real Estate Fund	89
Neuberger Berman Select Equities Fund	95
Neuberger Berman Small Cap Growth Fund	100
Neuberger Berman Socially Responsive Fund	105
Neuberger Berman Value Fund	110
Descriptions of Certain Practices and Security Types	115
Additional Information about Principal Investment Risks	116
Information about Additional Risks	123
Descriptions of Indices	123
Management of the Funds	124
Financial Highlights	131

YOUR INVESTMENT
Choosing a Share Class	192
Maintaining Your Account	193
Share Prices	198
Privileges and Services	199
Sales Charges	199
Sales Charge Reductions and Waivers	200
Distributions and Taxes	202
Direct Investors	204
Buying Shares – Direct Investors	206
Selling Shares – Direct Investors	207
Market Timing Policy	208
Portfolio Holdings Policy	208
Fund Structure	208

Fund Summaries
Neuberger Berman Emerging Markets Equity Fund
Class A Shares (NEMAX), Class C Shares (NEMCX), Institutional Class Shares (NEMIX)

GOAL

The Fund seeks long-term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.25	1.25	1.14
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.51	0.49	0.46
Total annual operating expenses	2.01	2.74	1.60
Fee waiver and/or expense reimbursement	0.51	0.49	0.35
Total annual operating expenses after fee waiver and/or expense reimbursement 2	1.50	2.25	1.25

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

1 Year	3 Years	5 Years	10 Years
Class A	$719	$1,022	$1,455	$2,655
Class C (assuming redemption)	$328	$703	$1,311	$2,956
Class C (assuming no redemption)	$228	$703	$1,311	$2,956
Institutional Class	$127	$397	$766	$1,806

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.50%, 2.25% and 1.25% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.50%, 2.25% and 1.25% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

2 Emerging Markets Equity Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers in emerging market countries. These include securities of companies (1) that are traded principally on a stock exchange or over-the-counter in emerging market countries, (2) that are organized under the laws of and have a principal office in emerging market countries, or (3) that derive 50% or more of their total revenues from, and/or have 50% or more of their total assets in, goods produced, sales made, profits generated or services performed in emerging market countries. The Fund considers emerging market countries to be countries included in the MSCI Emerging Markets Index.

The Portfolio Manager uses a bottom-up, research-driven securities selection approach focusing on businesses with a recent history of high returns while factoring economic, legislative and business developments to identify countries and sectors that he believes may be particularly attractive. The Portfolio Manager believes that in-depth, strategic and financial research is the key to identifying undervalued companies and seeks to identify companies with the following characteristics: stock prices undervalued relative to long-term cash flow growth potential; industry leadership; potential for significant improvement in the company’s business; strong financial characteristics; strong corporate governance practices; and management track record.

The Fund seeks to reduce risk by diversifying among many industries. Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.

The Fund may invest in companies of any market capitalization. Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund may invest a significant portion of its assets in exchange traded funds (“ETFs”). The Fund may also invest in foreign real estate companies.

At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of issuers in emerging market countries, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in international stock markets. The markets’ behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

3 Emerging Markets Equity Fund

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

Geographic Risk. From time to time, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund invests in this manner, there is a greater risk that economic, political, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

ETF Risk. ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to

4 Emerging Markets Equity Fund

achieving the ETF’s investment objectives. Passively managed ETFs are subject to the risk that they may not replicate the performance of the index tracked by the ETF.

Other Investment Company Risk. Through its investment in ETFs and other investment companies, the Fund is subject to the risks of the investment companies’ investments, as well as to the investment companies’ expenses.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

5 Emerging Markets Equity Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
						85.78	19.89	-24.63	21.53
Best quarter: Q2 '09, 35.52% Worst quarter: Q3 '11, -24.27% Year-to-date performance as of 9/30/2013: -2.35%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	Since Inception (10/8/2008)
Emerging Markets Equity Fund
Institutional Class Return Before Taxes	21.53	16.13
Institutional Class Return After Taxes on Distributions	21.46	15.21
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	14.09	13.65
Class A Return Before Taxes	14.21	14.25
Class C Return Before Taxes	19.22	14.99
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)	18.63	14.75
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

* Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Conrad Saldanha, CFA (Managing Director of NBM and NB LLC). He has managed the Fund since its inception in 2008.

6 Emerging Markets Equity Fund

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

7 Emerging Markets Equity Fund

Neuberger Berman Equity Income Fund
Class A Shares (NBHAX), Class C Shares (NBHCX), Institutional Class Shares (NBHIX)

GOAL

The Fund seeks total return emphasizing both current income and capital appreciation.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.72	0.72	0.61
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.09	0.09	0.08
Total annual operating expenses	1.06	1.81	0.69

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

1 Year	3 Years	5 Years	10 Years
Class A	$677	$893	$1,126	$1,795
Class C (assuming redemption)	$284	$569	$980	$2,127
Class C (assuming no redemption)	$184	$569	$980	$2,127
Institutional Class	$70	$221	$384	$859

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

8 Equity Income Fund

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in income-oriented equity securities that pay dividends, which may include real estate investment trusts (“REITs”), convertible securities (including convertible preferred stock, which receives preference in the payment of dividends) and common stocks. The Fund seeks to generate a current yield that is greater than the average current yield for stocks in the Standard & Poor’s 500 Composite Stock Index. By selecting these types of equity securities, the Fund seeks to dampen the market volatility associated with investing in equity securities.

The Fund typically employs a “value” approach in selecting investments. The Portfolio Managers use a bottom-up, research-driven approach to identify companies that they believe have the ability to sustain and potentially to grow their free cash flow and are trading at a discount to their net present values. The approach involves examining companies for the presence of potential catalysts that will lead to the creation of value, such as regulatory changes, competitive shifts, reaccelerating earnings, and corporate/management restructuring. The Portfolio Managers also utilize quantitative measures of value, including price-to-earnings ratios, price-to-book ratios and discounted free cash flows, among others.

The Fund may emphasize the real estate and utilities sectors of the market at any given time and may invest up to 40% of its total assets in each of these sectors.

The Fund may also use options, including writing (selling) calls against positions in the portfolio (“covered calls”) or writing (selling) puts on individual stocks, to attempt to enhance income.

The Fund may invest in companies of any market capitalization. Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies. The Fund may invest in convertible securities that are rated below investment grade (commonly known as “junk bonds”) or, if unrated, are determined by the portfolio managers to be of comparable quality.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, when other opportunities appear more attractive or when the stock grows too large relative to the rest of the portfolio.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

9 Equity Income Fund

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Dividend Risk. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time.

Interest Rate Risk. The value of certain investments, including dividend-paying common stocks such as REIT common shares, can decline when interest rates rise. Interest rates have been unusually low in recent years.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

If the Fund emphasizes the real estate sector, the utilities sector, or both sectors, your investment in the Fund will be linked to the performance of one or both sectors and the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different sectors or industries.

Convertible Securities Risk. The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks (and its price may be as volatile as that of the underlying stock) when the underlying stock's price is high relative to the conversion price and is subject to the risks of debt securities (and is particularly sensitive to changes in interest rates) when the underlying stock's price is low relative to the conversion price. Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. In addition, because companies that issue convertible securities are often small- or mid-cap companies, to the extent the Fund invests in convertible securities, it will often be subject to the risks of investing in these companies.

REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon management skills and are subject to heavy cash flow dependency, self-liquidation and the possibility of failing to qualify for tax-free “pass-through” of income under the federal tax law. REIT and other real estate company securities tend to be small- to mid-cap stocks and are subject to the risks of investing in small- to mid-cap stocks.

Utility Companies Risk. Utility companies are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, environmental protection or energy conservation policies and practices, the level and demand for services, and the cost and delay of technological developments. In addition, securities of utility companies are volatile and may underperform in a sluggish economy.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. If the Fund's Portfolio Managers apply a strategy at an inappropriate time or judge market conditions or trends incorrectly, options may lower the Fund's return. There can be no guarantee that the use of options will

10 Equity Income Fund

increase the Fund's return or income. Government legislation or regulation could affect the use of derivatives and could limit a fund’s ability to pursue its investment strategies.

Writing (selling) a call option obligates the Fund to sell the underlying security to a purchaser at a specified price if the purchaser decides to exercise the option. The Fund receives a premium when it writes a call option. A call option is “covered” if the Fund simultaneously holds an equivalent position in the security underlying the option. When the Fund writes a covered call option, it assumes the risk that it must sell the underlying security at a price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price.

Writing (selling) a put option obligates the Fund to acquire the underlying security from a purchaser at a specified price if the purchaser decides to exercise the option. The Fund receives a premium when it writes a put option. When the Fund writes a put option, it assumes the risk that it must purchase the underlying security at a price that may be higher than the market price of the security.

In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Foreign and Emerging Markets Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not

11 Equity Income Fund

increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
				5.83	-22.24	28.42	19.12	5.20	10.85
Best quarter: Q2 '09, 13.43% Worst quarter: Q4 '08, -19.57% Year-to-date performance as of 9/30/2013: 5.22%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	Since Inception (11/2/2006)
Equity Income Fund
Institutional Class Return Before Taxes	10.85	6.77	7.00
Institutional Class Return After Taxes on Distributions	9.65	5.80	5.95
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	7.67	5.40	5.58
Class A Return Before Taxes	4.04	5.12	5.66
Class C Return Before Taxes	8.54	5.68	6.12
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00	1.66	2.89
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*
For each class, the performance prior to 6/9/2008 is that of the Fund’s Trust Class. On 6/9/2008, Trust Class shares of the Fund converted into Institutional Class shares of the Fund. Because Trust Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and slightly lower than that of Institutional Class. Returns would have been lower/higher if NBM had not reimbursed/recouped certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

12 Equity Income Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Co-Portfolio Managers Richard Levine (Managing Director of NBM and NB LLC), Anthony Gleason, CFA (Managing Director of NBM and NB LLC) and Alexandra Pomeroy (Managing Director of NBM and NB LLC), and Associate Portfolio Manager William Hunter (Senior Vice President of NBM and NB LLC). Messrs. Levine and Gleason and Ms. Pomeroy have served as Co-Portfolio Managers of the Fund since its inception in 2006, and Mr. Hunter joined as an Associate Portfolio Manager in 2012.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

13 Equity Income Fund

Neuberger Berman Focus Fund
Class A Shares (NFAAX), Class C Shares (NFACX), Institutional Class Shares (NFALX)

GOAL

The Fund seeks long-term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.79	0.79	0.68
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.16	0.15	0.10
Total annual operating expenses	1.20	1.94	0.78
Fee waiver and/or expense reimbursement	0.09	0.08	0.03
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.11	1.86	0.75

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$682	$908	$1,171	$1,922
Class C (assuming redemption)	$289	$585	$1,024	$2,244
Class C (assuming no redemption)	$189	$585	$1,024	$2,244
Institutional Class	$77	$240	$424	$957

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.11%, 1.86% and 0.75% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.11%, 1.86% and 0.75% of the class' average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

14 Focus Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 79% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests in a concentrated portfolio, consisting mainly of common stocks of companies of any size that are selected using a fundamental, research driven approach.

Under normal market conditions, the Fund typically holds a limited number of stocks. Because of this, the Fund may at times be substantially over- and under-weighted in certain economic sectors.

The Portfolio Managers, with the assistance of Neuberger Berman research analysts, look for what they believe to be undervalued companies. Factors in identifying these firms may include depressed valuations, above-average returns, an established market niche, and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with investing in a smaller number of stocks.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target valuation, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund's portfolio may contain fewer securities than the portfolios of other mutual funds, which may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

15 Focus Fund

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

16 Focus Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

The Fund had a policy of investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. Its performance prior to that date might have been different if current policies had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
64.89	5.00	0.00	12.41	6.54	-40.68	29.27	12.24	-2.66	19.98
Best quarter: Q2 '03, 34.06% Worst quarter: Q4 '08, -27.78% Year-to-date performance as of 9/30/2013: 23.48%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	10 Years
Focus Fund
Institutional Class Return Before Taxes	19.98	0.10	7.62
Institutional Class Return After Taxes on Distributions	19.83	-0.45	6.57
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	13.18	-0.10	6.59
Class A Return Before Taxes	12.67	-1.25	6.89
Class C Return Before Taxes	17.67	-0.45	7.32
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00	1.66	7.10
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*For each class, the performance prior to 6/21/2010 is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and lower than that of Institutional Class. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

17 Focus Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Timothy Creedon, CFA (Managing Director of NBM and NB LLC) and David Levine, CFA (Senior Vice President of NBM and NB LLC). They have managed the Fund since 2011 and 2008, respectively.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

18 Focus Fund

Neuberger Berman Genesis Fund
Institutional Class Shares (NBGIX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.81
Distribution (12b-1) fees	None
Other expenses	0.05
Total annual operating expenses	0.86
Fee waiver and/or expense reimbursement	0.01
Total annual operating expenses after fee waiver and/or expense reimbursement1	0.85

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$87	$271	$471	$1,052

1
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) are limited to 0.85% of average net assets. This undertaking lasts until 8/31/2022 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Institutional Class will repay NBM for fees and expenses waived or reimbursed for that class provided that repayment does not cause annual operating expenses to exceed 0.85% of its average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of small-capitalization companies, which it defines as those with a total market value of no more than $2 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company’s market value has grown beyond $2 billion.

The Fund seeks to reduce risk by diversifying among many companies and industries.

19 Genesis Fund

The Portfolio Managers generally look for what they believe to be undervalued companies whose current market shares and balance sheets are strong. In addition, the Portfolio Managers tend to focus on companies whose financial strength is largely based on existing business lines rather than on projected growth. Factors in identifying these firms may include: above-average returns; an established market niche; circumstances that would make it difficult for new competitors to enter the market; the ability to finance their own growth; and sound future business prospects. This approach is designed to let the Fund benefit from potential increases in stock prices, while limiting the risks typically associated with small-cap stocks.

At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Small- and Mid-Cap Stock Risk. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources. To the extent the Portfolio Managers commit a portion of the Fund’s assets to stocks of mid-cap companies, the Fund will be subject to their risks.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to

20 Genesis Fund

some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
32.00	18.98	16.61	7.50	22.12	-32.67	26.54	21.72	4.88	10.10
Best quarter: Q2 '09, 16.37% Worst quarter: Q4 '08, -26.48% Year-to-date performance as of 9/30/2013: 25.66%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	10 Years
Genesis Fund
Return Before Taxes	10.10	3.67	11.15
Return After Taxes on Distributions	9.32	3.22	10.42
Return After Taxes on Distributions and Sale of Fund Shares	7.58	3.06	9.84
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35	3.56	9.72
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

21 Genesis Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Judith M. Vale, Robert W. D’Alelio, Michael L. Bowyer and Brett S. Reiner (each a Managing Director of NBM and NB LLC). Ms. Vale and Mr. D’Alelio are Portfolio Managers and have co-managed the Fund since 1994 and 1997, respectively. Mr. Bowyer and Mr. Reiner are Associate Portfolio Managers and have co-managed the Fund since 2005.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-366-6264 for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Institutional Class is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary (such as a bank, brokerage firm, workplace retirement program, or financial adviser), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

22 Genesis Fund

Neuberger Berman Global Equity Fund
Class A Shares (NGQAX), Class C Shares (NGQCX), Institutional Class Shares (NGQIX)

GOAL

The Fund seeks long-term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.01	1.01	0.90
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	4.41	4.50	4.26
Total annual operating expenses	5.67	6.51	5.16
Fee waiver and/or expense reimbursement	4.16	4.25	4.01
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.51	2.26	1.15

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

1 Year	3 Years	5 Years	10 Years
Class A	$720	$1,025	$2,201	$5,075
Class C (assuming redemption)	$329	$706	$2,097	$5,394
Class C (assuming no redemption)	$229	$706	$2,097	$5,394
Institutional Class	$117	$365	$1,519	$4,388

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.51%, 2.26% and 1.15% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed and 1.51%, 2.26% and 1.15% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

23 Global Equity Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 43% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in large-capitalization companies located anywhere in the world, including companies in both developed and emerging markets. Under normal market circumstances, the Fund will invest at least 80% of its assets in equity securities.

The Fund seeks to reduce risk by diversifying among many industries. Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Managers look for what they believe to be well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as valuations that are reasonable in light of projected returns. The Portfolio Managers also consider the outlook for various countries and sectors around the world, examining economic, market, social and political conditions.

Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts. The Fund may also invest in exchange traded funds (“ETFs”).

Under normal market conditions, the Fund will invest at least 40% of its total assets (unless market conditions are not deemed favorable by the Portfolio Managers, in which case the Fund would invest at least 30% of its total assets) in securities (i) of foreign government or quasi-governmental issuers or (ii) of non-governmental issuers (a) organized or located outside the U.S., (b) that trade primarily in a market located outside the U.S., or (c) that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. For temporary defensive purposes, the Fund may deviate substantially from the allocation described above.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in global stock markets. The markets' behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

24 Global Equity Fund

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

Geographic Risk. From time to time, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund invests in this manner, there is a greater risk that economic, political, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

ETF Risk. ETFs may trade in the secondary market at prices below the value of their underlying portfolios and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. Passively managed ETFs are subject to the risk that they may not replicate the performance of the index tracked by the ETF.

Other Investment Company Risk. Through its investment in ETFs and other investment companies, the Fund is subject to the risks of the investment companies’ investments, as well as to the investment companies’ expenses.

25 Global Equity Fund

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

26 Global Equity Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
12.70
Best quarter: Q1 '12, 8.43% Worst quarter: Q2 '12, -5.80% Year-to-date performance as of 9/30/2013: 11.61%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	Since Inception (6/30/2011)
Global Equity Fund
Institutional Class Return Before Taxes	12.70	-0.91
Institutional Class Return After Taxes on Distributions	12.70	-2.96
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	8.26	-2.00
Class A Return Before Taxes	5.81	-5.04
Class C Return Before Taxes	10.49	-1.98
MSCI All Country World Index** (reflects no deduction for fees, expenses or taxes)	16.80	3.26
MSCI World Index (reflects no deduction for fees, expenses or taxes)	16.54	4.05
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

**
On December 16, 2013, the Fund began comparing its performance to the MSCI All Country World Index rather than the MSCI World Index because the MSCI All Country World Index is a fairer representation of the fund’s investment universe.

27 Global Equity Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Benjamin Segal (Managing Director of NBM and NB LLC) and Saurin D. Shah (Managing Director of NBM and NB LLC). They have managed the Fund since its inception in 2011.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

28 Global Equity Fund

Neuberger Berman Global Thematic Opportunities Fund
Class A Shares (NGHAX), Class C Shares (NGHCX), Institutional Class Shares (NGHIX)

GOAL
The Fund seeks long-term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.11	1.11	1.00
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.63	0.73	0.59
Acquired fund fees and expenses	0.03	0.03	0.03
Total annual operating expenses	2.02	2.87	1.62
Fee waiver and/or expense reimbursement	0.38	0.48	0.34
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.64	2.39	1.28

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

1 Year	3 Years	5 Years	10 Years
Class A	$732	$1,063	$1,496	$2,696
Class C (assuming redemption)	$342	$745	$1,379	$3,084
Class C (assuming no redemption)	$242	$745	$1,379	$3,084
Institutional Class	$130	$406	$780	$1,831

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.61%, 2.36% and 1.25% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived

29 Global Thematic Opportunities Fund

or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.61%, 2.36% and 1.25% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 98% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests primarily in equity securities of companies located around the world, including companies in both developed and emerging markets.

The Portfolio Managers use a two-step process to identify what they believe to be attractively-priced companies that are likely to benefit from significant and under-appreciated global trends.

First, the Portfolio Managers seek to identify and analyze, on a worldwide basis, broad changes that they believe will fundamentally alter the structure of economies and industries. Once the Portfolio Managers identify and analyze these changes, they develop investment themes that they believe summarize the new environments emerging from these changes. The Portfolio Managers develop investment themes through their proprietary research, which includes extensive travel around the world and is designed to identify these changes and analyze how they impact economies and industries. Based on their research, the Portfolio Managers believe that the demographic, economic, and supply and demand factors supporting the themes are persistent and sustainable and, therefore, that the themes are likely to continue for the foreseeable future.

Second, the Portfolio Managers identify companies that they believe are likely to benefit from these changes. Once the Portfolio Managers identify potential companies, they model the future free cash flows of those companies to determine whether they believe that the companies' stocks are attractively priced relative to current and estimated future cash flows. The Portfolio Managers believe this approach helps them choose companies whose stocks are trading at a discount to the Portfolio Managers' estimates of the companies' intrinsic values and that present attractive investment opportunities over the long-term. This estimate of intrinsic value represents what the Portfolio Managers believe a company could be worth if it is acquired, if its profitability normalizes to its long-term average level, if its valuation moves in line with publicly traded peers’ valuations, or if other investors recognize its potential for earnings growth.

Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

Equity securities in which the Fund may invest include common and preferred stocks, convertible securities, rights and warrants to purchase common stock and depositary receipts.

Under normal market conditions, the Fund will invest at least 40% of its total assets (unless market conditions are not deemed favorable by the Portfolio Managers, in which case the Fund would invest at least 30% of its total assets) in securities (i) of foreign government or quasi-governmental issuers or (ii) of non-governmental issuers (a) organized or located outside the U.S., (b) that trade primarily in a market located outside the U.S., or (c) that derive at least 50% of their revenue or profits from business outside the U.S. or have at least 50% of their sales or assets outside the U.S. For temporary defensive purposes, the Fund may deviate substantially from the allocation described above.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

30 Global Thematic Opportunities Fund

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in global stock markets. The markets' behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

Geographic Risk. From time to time, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund invests in this manner, there is a greater risk that economic, political, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

31 Global Thematic Opportunities Fund

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Identification of Themes. Because the Fund’s investment program depends on the development of significant long-term themes, the Fund’s performance may suffer if the Portfolio Managers do not correctly develop such themes. Failure to correctly develop themes, or the failure of a theme to unfold in the way the Portfolio Managers anticipate, may result from many causes, including the following: governments or others may decide to oppose or delay certain economic, social or political themes; demographic or economic data necessary to understand correctly the way in which certain themes may unfold in some countries may be incorrect or incomplete; development of themes and their longevity may require attention to subtle cultural factors not always apparent to outside observers; or social and political changes or natural disasters in some parts of the world may alter the underlying conditions or affect the availability of natural resources necessary to an emerging theme.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

32 Global Thematic Opportunities Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the last calendar year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund’s investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
10.71
Best quarter: Q3 '12, 7.44% Worst quarter: Q2 '12, -7.13% Year-to-date performance as of 9/30/2013: 7.57%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	Since Inception (6/30/2011)
Global Thematic Opportunities Fund
Institutional Class Return Before Taxes	10.71	-3.66
Institutional Class Return After Taxes on Distributions	10.62	-3.74
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	7.08	-3.11
Class A Return Before Taxes	3.99	-7.73
Class C Return Before Taxes	8.56	-4.74
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	16.80	3.26
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Anthony Gleason, CFA (Managing Director of NBM and NB LLC), Alexandra Pomeroy (Managing Director of NBM and NB LLC), William Hunter (Senior Vice President of NBM and NB LLC) and Richard Levine (Managing Director of NBM and NB LLC). They have managed the Fund since its inception in 2011.

33 Global Thematic Opportunities Fund

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

34 Global Thematic Opportunities Fund

Neuberger Berman Greater China Equity Fund
Class A Shares (NCEAX), Class C Shares (NCECX), Institutional Class Shares (NCEIX)

GOAL

The Fund seeks long-term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.36	1.36	1.25
Distribution (12b-1) fees	0.25	1.00	None
Other expenses2	0.66	0.66	0.66
Total annual operating expenses	2.27	3.02	1.91
Fee waiver and/or expense reimbursement	0.40	0.40	0.40
Total annual operating expenses after fee waiver and/or expense reimbursement 3	1.87	2.62	1.51

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

1 Year	3 Years	5 Years	10 Years
Class A	$754	$1,129	$1,611	$2,937
Class C (assuming redemption)	$365	$814	$1,476	$3,246
Class C (assuming no redemption)	$265	$814	$1,476	$3,246
Institutional Class	$154	$477	$914	$2,129

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2	“Other expenses” are based on estimated expenses for the current fiscal year; actual expenses may vary.
3
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.86%, 2.61% and 1.50% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees

35 Greater China Equity Fund

and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.86%, 2.61% and 1.50% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. For the period from July 17, 2013 (beginning of operations) to August 31, 2013, the Fund's portfolio turnover rate was 20% (not annualized) of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in equity investments that are tied economically to the Greater China region. The Fund considers the Greater China region to include mainland China, Hong Kong, Macau and Taiwan. The Fund’s equity investments include both equity securities and equity-linked investments, which may be listed or traded on recognized or over-the-counter markets located both inside and outside of the Greater China region, including, without limitation, in the United States, the United Kingdom, Singapore and Japan. An equity investment will be considered to be tied economically to the Greater China region if the issuer is domiciled in the Greater China region or has at least 50% of its assets in, or derives 50% or more of its revenues or profits from, the Greater China region, or if the equity investment’s returns are linked to the performance of such an issuer.

The Fund’s equity investments primarily will consist of investments in equity securities, including common stock, preferred stock, and depositary receipts. Securities listed on Chinese stock exchanges, such as the Shanghai and Shenzhen Stock Exchanges, are divided into two classes of shares: China A-shares, ownership of which is restricted to Chinese investors and to certain foreign investors under the Qualified Foreign Institutional Investor structure, and China B-shares, which may be owned by both Chinese and foreign investors. The Fund currently does not intend to invest directly in China A-shares, but does currently intend to invest indirectly in China A-shares by investing in equity-linked investments issued by financial institutions, including, without limitation, participatory notes and other structured notes, swaps, including total return swaps and contracts for differences (i.e., an arrangement in which the parties agree that their return (or loss) will be based on the relative performance of two different groups or baskets of securities), and low exercise priced options (“LEPOs”) (i.e., instruments that pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold).

The Fund may invest in companies of any market capitalization, but intends to invest primarily in mid- and large-capitalization companies that the Portfolio Managers believe are undervalued in an attempt to outperform the average return of Fund’s benchmark over the long-term.

Listed companies in the Greater China region are not as well researched as companies in other markets. This may lead to high variability of returns for companies in the Greater China region, even within the same sector. Because of this, the Portfolio Managers employ a bottom-up, research intensive and fundamentals-driven approach to selecting investments for the Fund. The Portfolio Managers endeavor to gain an understanding of companies through discussions with suppliers, distributors, clients, competitors and government agencies. This is a process which they believe is a key element to investing in inefficient markets. The Portfolio Managers also make on-going assessments of macroeconomic and market factors to augment their selection process.

The Portfolio Managers focus on understanding key issues that affect valuations and identifying investments they believe are undervalued. Generally, the Portfolio Managers seek to invest in companies that have strong recurring cash flows where revenues and earnings are growing from their core businesses versus relying on new products in untested markets. The Portfolio Managers consider the perceived downside risk of a position before including the position in the Fund. Allocation to

36 Greater China Equity Fund

each position is dependent on a number of factors including, but not limited to: conviction in the company, target price, discount relative to the A- or H-share listed security for dual listed securities, correlation across positions and perceived downside risk.

The Fund is a non-diversified fund, which means that it can invest more of its assets in fewer companies than a diversified fund. At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends. In particular, the Portfolio Managers will focus on sectors they believe will benefit from long-term growth in the Greater China region, such as broad, consumption-driven sectors and infrastructure-related sectors in the Greater China region.

Although the Portfolio Managers seek to invest for the long-term, the Fund may engage in active and frequent trading when the Portfolio Managers gradually build a position or during periods of high market volatility in the Greater China region.

The Portfolio Managers follow a disciplined selling strategy and may sell a position when it reaches a target price or when there are changes to macroeconomic factors, markets, sectors and/or the company that would alter the Portfolio Managers’ assumptions about the company.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity investments that are tied economically to the Greater China region, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in international stock markets. The markets’ behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the Fund is considered non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Greater China Region Risk. The Greater China region consists of mainland China, Hong Kong, Macau and Taiwan, among other locations, and the Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Greater China region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the Greater China region can experience significant volatility due

37 Greater China Equity Fund

to adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in the Greater China region.

The Greater China region is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has implemented economic changes and changes to market practices emphasizing the utilization of market forces in the development of the Chinese economy. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, higher level of control over foreign exchange, a less effective allocation of resources and/or political and social instability. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the mainland China, but changes to their political and economic relationships with the mainland China could adversely impact the Fund’s investments in Taiwan and Hong Kong. Military conflicts, either internal or with other countries, are also a risk. In addition, inflation, currency fluctuations and fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. China's economy may be dependent on the economies of other Asian countries, many of which are developing countries. Each of these risks could increase the fund's volatility. The tax laws and regulations in the Greater China Region are subject to change, possibly with retroactive effect.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Illiquid Investments Risk. Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them.

38 Greater China Equity Fund

Derivatives Risk. Derivatives involve risks different from, and in some respects greater than, those associated with more traditional investments. Derivatives can be highly complex, can create investment leverage and may be highly volatile, and the Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Recent legislation calls for new regulation of the derivatives markets and could limit the Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Equity-Linked Investment Risk. An equity-linked investment provides exposure to an underlying foreign investment and may include participatory notes and other structured notes, swaps, including total return swaps and contracts for differences, and LEPOs. Equity-linked investments are subject to the same risks as direct investments in securities of the underlying foreign investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease in correlation; however, the performance of such investments will not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment may be unwilling or unable to fulfill its obligations. While some equity-linked investments may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when the Fund wishes to sell them.

High Portfolio Turnover. The Fund may engage in frequent and active trading and may have a high portfolio turnover rate, which may increase its transaction costs, may adversely affect its performance and/or may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. Both domestic and international equity and fixed income markets have been experiencing heightened volatility and turmoil. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation in the markets is widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

39 Greater China Equity Fund

PERFORMANCE

Performance history will be available for the Fund after the Fund has been in operation for one calendar year. Until that time, visit www.nb.com or call 800-366-6264 for updated performance information. Past performance (before and after taxes) is not a prediction of future results.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman Asia Limited (NB Asia) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by Lihui Tang, CFA (Managing Director of NBM and NB Asia) and Yulin (Frank) Yao (Managing Director of NBM and NB Asia). They have managed the Fund since the Fund's inception.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

40 Greater China Equity Fund

Neuberger Berman Guardian Fund
Class A Shares (NGDAX), Class C Shares (NGDCX), Institutional Class Shares (NGDLX)

GOAL

The Fund seeks long-term growth of capital; current income is a secondary goal.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.76	0.76	0.65
Distribution (12b-1) fees	0.25	1.00	None
Other expenses2	0.10	0.11	0.08
Total annual operating expenses	1.11	1.87	0.73
Fee waiver and/or expense reimbursement	None	0.01	None
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.11	1.86	0.73

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$682	$908	$1,151	$1,849
Class C (assuming redemption)	$289	$585	$1,008	$2,188
Class C (assuming no redemption)	$189	$585	$1,008	$2,188
Institutional Class	$75	$233	$406	$906

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.11%, 1.86% and 0.75% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.11%, 1.86% and 0.75% of the class’

41 Guardian Fund

average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense. “Other expenses” shown above include the following repayment: Class A - 0.01%.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 36% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goals, the Fund invests primarily in common stocks of mid- to large-capitalization companies.

The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection, with a long term perspective. They look for solid balance sheets, strong management teams with a track record of success, good cash flow and the prospect for above average earnings growth. They seek to purchase the stock of businesses that they believe to be well positioned and undervalued by the market.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

Valuation Sensitive Investing. In addition to employing traditional value criteria – that is, looking for value among companies whose stock prices are below their historical average, based on earnings, cash flow, or other financial measures – the Portfolio Managers may buy a company’s shares if they look more fully priced based on Wall Street consensus estimates of earnings, but still inexpensive relative to their estimates. The Portfolio Managers look for these companies to rise in price as they outperform Wall Street’s expectations, because they believe some aspects of the business have not been fully appreciated or appropriately priced by other investors.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

42 Guardian Fund

The Fund’s portfolio may contain fewer securities than the portfolios of other mutual funds, which may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

43 Guardian Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
35.14	16.06	8.44	13.48	7.61	-38.21	30.38	19.79	-2.74	13.01
Best quarter: Q2 '03, 18.36% Worst quarter: Q4 '08, -26.36% Year-to-date performance as of 9/30/2013: 26.47%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
1 Year	5 Years	10 Years
Guardian Fund
Institutional Class Return Before Taxes	13.01	1.18	8.22
Institutional Class Return After Taxes on Distributions	12.30	0.60	7.58
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	9.40	0.85	7.17
Class A Return Before Taxes	6.13	-0.28	7.43
Class C Return Before Taxes	10.78	0.38	7.79
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00	1.66	7.10
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
For each class, the performance prior to 5/27/2009 is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and lower than that of Institutional Class. Returns would have been lower/higher if NBM had not reimbursed/recouped certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

44 Guardian Fund

PORTFOLIO MANAGERS

The Fund is managed by Portfolio Manager Arthur Moretti, CFA (Managing Director of NBM and NB LLC) and Associate Portfolio Managers Ingrid S. Dyott (Managing Director of NBM and NB LLC), Sajjad S. Ladiwala, CFA (Managing Director of NBM and NB LLC) and Mamundi Subhas, CFA (Senior Vice President of NBM and NB LLC). Mr. Moretti has served as Portfolio Manager of the Fund since December 2002. Ms. Dyott joined as an Associate Portfolio Manager in 2003, Mr. Ladiwala in 2003, and Mr. Subhas in 2008.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

45 Guardian Fund

Neuberger Berman International Equity Fund
(formerly Neuberger Berman International Institutional Fund)
Class A Shares (NIQAX), Class C Shares (NIQCX), Institutional Class (NBIIX)

GOAL

The Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.08	1.08	0.97
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.22	0.43	0.17
Acquired fund fees and expenses	0.01	0.01	0.01
Total annual operating expenses	1.56	2.52	1.15
Fee waiver and/or expense reimbursement	0.27	0.43	0.29
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.29	2.09	0.86

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$699	$960	$1,300	$2,256
Class C (assuming redemption)	$312	$655	$1,218	$2,752
Class C (assuming no redemption)	$212	$655	$1,218	$2,752
Institutional Class	$88	$274	$477	$1,143

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.21%, 1.96% and 0.85% of

46 International Equity Fund

average net assets, respectively. The Class A and Class C undertakings last until 8/31/2017, and the Institutional Class undertaking lasts until 8/31/2022. Each undertaking may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.21%, 1.96% and 0.85% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of foreign companies of any size, including companies in developed and emerging markets. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Manager looks for what he believes to be well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Manager also considers the outlooks for various countries and regions around the world, examining economic, market, social, and political conditions.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in international stock markets. The markets’ behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

47 International Equity Fund

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

Geographic Risk. From time to time, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund invests in this manner, there is a greater risk that economic, political, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or

48 International Equity Fund

region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

49 International Equity Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund's Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
			23.22	3.85	-45.74	36.96	18.64	-11.67	18.77
Best quarter: Q2 '09, 23.76% Worst quarter: Q3 '08, -23.47% Year-to-date performance as of 9/30/2013: 13.20%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	Since Inception (6/17/2005)
International Equity Fund
Institutional Class Return Before Taxes	18.77	-1.55	4.27
Institutional Class Return After Taxes on Distributions	18.50	-1.97	3.29
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	12.54	-1.49	3.36
Class A Return Before Taxes	11.94	-2.71	3.46
Class C Return Before Taxes	17.77	-1.55	4.27
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	17.90	-3.21	4.43
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
For Class A and Class C, the above performance is that of the Fund's Institutional Class. Because Institutional Class has lower expenses than Class A and Class C, its performance typically would have been better than that of Class A and Class C. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

50 International Equity Fund

PORTFOLIO MANAGER

The Fund is managed by Benjamin Segal (Managing Director of NBM and NB LLC). He has managed the Fund since 2005.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

51 International Equity Fund

Neuberger Berman International Large Cap Fund
Class A Shares (NBNAX), Class C Shares (NBNCX), Institutional Class Shares (NILIX)

GOAL

The Fund seeks long-term growth of capital by investing primarily in common stocks of foreign companies.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.81	0.81	0.70
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.31	0.28	0.27
Acquired fund fees and expenses	0.01	0.01	0.01
Total annual operating expenses	1.38	2.10	0.98
Fee waiver and/or expense reimbursement	0.07	0.09	0.07
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.31	2.01	0.91

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$701	$966	$1,267	$2,119
Class C (assuming redemption)	$304	$630	$1,103	$2,408
Class C (assuming no redemption)	$204	$630	$1,103	$2,408
Institutional Class	$93	$290	$520	$1,181

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.30%, 2.00% and 0.90% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived

52 International Large Cap Fund

or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.30%, 2.00% and 0.90% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in large-capitalization foreign companies, including companies in developed and emerging markets. Under normal circumstances, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in large-capitalization companies. The Fund currently defines large-capitalization companies as those with a market capitalization greater than $2.5 billion at the time of purchase. The Fund defines a foreign company as one that is organized outside of the United States and conducts the majority of its business abroad.

The Fund seeks to reduce risk by diversifying among many industries. Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain well-diversified across countries and geographical regions.

In picking stocks, the Portfolio Manager looks for what he believes to be well-managed and profitable companies that show growth potential and whose stock prices are undervalued. Factors in identifying these firms may include strong fundamentals, such as attractive cash flows and balance sheets, as well as prices that are reasonable in light of projected returns. The Portfolio Manager also considers the outlooks for various countries and sectors around the world, examining economic, market, social, and political conditions.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in international stock markets. The markets’ behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

53 International Large Cap Fund

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Foreign and Emerging Market Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. Securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

Geographic Risk. From time to time, the Fund may invest a significant portion of its assets in one country or geographic region. If the Fund invests in this manner, there is a greater risk that economic, political, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not

54 International Large Cap Fund

increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
				8.52	-43.05	34.13	15.14	-11.36	16.33
Best quarter: Q2 '09, 22.51% Worst quarter: Q3 '08, -22.17% Year-to-date performance as of 9/30/2013: 11.65%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	Since Inception (8/1/2006)
International Large Cap Fund
Institutional Class Return Before Taxes	16.33	-1.93	1.93
Institutional Class Return After Taxes on Distributions	16.08	-2.24	1.46
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	10.95	-1.72	1.50
Class A Return Before Taxes	9.21	-3.46	0.65
Class C Return Before Taxes	14.01	-3.00	1.00
MSCI EAFE Index (reflects no deduction for fees, expenses or taxes)	17.90	-3.21	1.17
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
For Institutional Class, the performance prior to 10/6/2006 is that of the Fund’s Trust Class. For Class A and Class C, the performance prior to 12/20/2007 is that of the Fund’s Trust Class. Because Trust Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and lower than that of

55 International Large Cap Fund

Institutional Class. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Benjamin Segal (Managing Director of NBM and NB LLC). He has managed the Fund since 2006.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

56 International Large Cap Fund

Neuberger Berman Intrinsic Value Fund
Class A Shares (NINAX), Class C Shares (NINCX), Institutional Class Shares (NINLX)

GOAL

The Fund seeks long term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.11	1.11	1.00
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.22	0.21	0.19
Total annual operating expenses	1.58	2.32	1.19
Fee waiver and/or expense reimbursement	0.21	0.20	0.18
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.37	2.12	1.01

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$706	$984	$1,327	$2,292
Class C (assuming redemption)	$315	$664	$1,183	$2,607
Class C (assuming no redemption)	$215	$664	$1,183	$2,607
Institutional Class	$103	$322	$599	$1,392

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.36%, 2.11% and 1.00% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.36%, 2.11% and 1.00% of the class' average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

57 Intrinsic Value Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 25% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of small- and mid-capitalization companies, which it defines as those companies with a total market value between $50 million and $10 billion at the time the Fund first invests in them. The Fund may continue to hold or add to a position in a stock after the company’s market value has increased above or decreased below this range.

The Fund’s strategy consists of using a bottom-up, research driven approach to identify stocks of companies that are available at market prices below the Portfolio Managers’ estimate of their intrinsic value and that the Portfolio Managers believe have the potential for appreciation in value over time. The Portfolio Managers’ estimate of a company’s intrinsic value represents their view of the company’s true, long-term economic value, which may be currently distorted by market inefficiencies. This estimate of intrinsic value represents what the Portfolio Managers believe a company could be worth if it is acquired, if its profitability normalizes to its long-term average level, or if its valuation moves in line with publicly traded peers’ valuations.

The Portfolio Managers believe that while markets are often efficient, certain investment opportunities tend to be mispriced due to market inefficiencies. For example, market inefficiencies may exist at times in the small capitalization segment of the market due to a lack of widely available research on these companies. The Portfolio Managers attempt to exploit these market inefficiencies and look for opportunities to invest in companies they believe to be undervalued, such as companies with the following characteristics:

■	Complex Companies: These companies typically have multiple lines of business that are in different industries or sectors and/or that have different growth rates and profitability characteristics.
■	Cyclical Companies: These companies typically have ebbs and flows in their business depending on demand patterns for their products, the length of product cycles, or other transient factors.
■
Companies in a Period of Interrupted Growth: Typically, these are companies in attractive, high growth markets that have suffered what the Portfolio Managers believe is a temporary setback and/or are in transition to a more mature, lower growth business model that focuses more on current earnings than on rapid growth.

In seeking to identify these types of companies, the Portfolio Managers perform an initial screening to identify those companies that have stock prices that are trailing the performance of the overall market and that the Portfolio Managers believe are attractive relative to current cash flows. Next, the Portfolio Managers establish an estimate of a company’s intrinsic value. The Portfolio Managers will invest in a company’s stock on the basis of the company’s discount to the Portfolio Managers’ estimate of intrinsic value and the Portfolio Managers’ belief in its potential for appreciation over time. In addition, the Portfolio Managers may invest in anticipation of a catalyst, such as a merger, liquidation, spin off, or management change. The Portfolio Managers will typically visit a company and interview its management team to help understand management’s incentives (such as equity ownership in the company and compensation plans), the merits of its strategic plan, and any other factors that have the potential to increase the value of the company’s stock.

The Portfolio Managers establish an intrinsic value for each security when it is purchased. Intrinsic values are updated quarterly or when the Portfolio Managers believe that market or company-specific events prompt a reassessment. A position in a particular security will be reduced or eliminated when the gap between its price and the Portfolio Managers’ estimate of its intrinsic value has narrowed or been eliminated or when other opportunities appear more attractive. Changes in management or corporate strategy may also result in the reduction or elimination of a position.

58 Intrinsic Value Fund

At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Small- and Mid-Cap Stock Risk. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Fund may experience losses. Certain catalysts, such as companies emerging from, or restructuring as a result of, bankruptcy, carry additional risks and the securities of such companies may be more likely to lose value than the securities of more financially stable companies.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or

59 Intrinsic Value Fund

region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund's Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

As of May 7, 2010, the Fund is the successor to DJG Small Cap Value Fund L.P., an unregistered limited partnership (“DJG Fund”); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account (“DJG Account”). The performance after September 12, 2008 is that of DJG Fund and the performance from July 8, 1997 (the Fund’s commencement of operations) to September 11, 2008 is that of DJG Account. On May 7, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund’s Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the “Predecessors”). As a mutual fund registered under the Investment Company Act of 1940, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors.

The Predecessors did not have distribution policies. The Predecessors were an unregistered limited partnership and an unregistered commingled investment account, did not qualify as regulated investment companies for federal income tax purposes and did not pay dividends or distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Fund prior to May 7, 2010.

60 Intrinsic Value Fund

Past performance is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
61.97	19.47	2.54	22.01	6.09	-41.04	60.80	24.86	-12.43	18.74
Best quarter: Q2 '09, 30.56% Worst quarter: Q4 '08, -30.60% Year-to-date performance as of 9/30/2013: 26.98%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	10 Years	Since Inception (7/8/1997)
Intrinsic Value Fund
Institutional Class Return Before Taxes	18.74	4.24	12.20	10.68
Institutional Class Return After Taxes on Distributions	18.45	N/A	N/A	N/A
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	12.56	N/A	N/A	N/A
Class A Return Before Taxes	11.47	2.82	11.43	10.19
Class C Return Before Taxes	16.54	3.64	11.88	10.48
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	18.05	3.55	9.50	7.89
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35	3.56	9.72	6.42
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*
For each class, the performance prior to 5/7/2010 is that of the Fund's Predecessors. Returns would have been lower if the investment adviser to the Predecessors and/or NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is co-managed by Benjamin H. Nahum (Managing Director of NBM and NB LLC), James F. McAree (Senior Vice President of NBM and NB LLC) and Amit Solomon (Senior Vice President of NBM and NB LLC). They have managed the Fund since its inception in 2010. Mr. Nahum served as the portfolio manager of the Fund’s Predecessors from 1997 to 2010, and Mr. McAree and Mr. Solomon served as research analysts to the Fund’s Predecessors from 2005 and 2002, respectively, to 2010.

61 Intrinsic Value Fund

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

62 Intrinsic Value Fund

Neuberger Berman Large Cap Disciplined Growth Fund
Class A Shares (NLDAX), Class C Shares (NLDCX), Institutional Class Shares (NLDLX)

GOAL

The Fund seeks long-term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.79	0.79	0.68
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.12	0.13	0.12
Total annual operating expenses	1.16	1.92	0.80
Fee waiver and/or expense reimbursement	0.05	0.06	0.05
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.11	1.86	0.75

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$682	$908	$1,162	$1,890
Class C (assuming redemption)	$289	$585	$1,019	$2,228
Class C (assuming no redemption)	$189	$585	$1,019	$2,228
Institutional Class	$77	$240	$429	$975

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.11%, 1.86% and 0.75% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.11%, 1.86% and 0.75% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

63 Large Cap Disciplined Growth Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in stocks of large-capitalization companies, which it defines as those with a market capitalization greater than $3 billion at the time of purchase. The Fund seeks to generate a return that is greater than the average return for stocks in the Russell 1000 Growth Index.

The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Managers employ a disciplined investment strategy when selecting growth stocks. Using fundamental research and a catalyst-driven approach, the Portfolio Managers seek to purchase what they believe to be high-quality, dynamic companies that exhibit acceleration in key growth metrics, such as earnings per share, driven by an identifiable catalyst and that are selling at valuations that the Portfolio Managers believe offer the potential for protection from a drop in price.

The catalyst-driven approach involves examining companies for the presence of potential catalysts for growth which may include: new product development; management changes; demographic shifts; regulatory changes; and mergers, acquisitions and corporate reorganizations. The Portfolio Managers then look to analyze the significance of the catalyst to determine whether the company demonstrates the necessary qualities for inclusion in the Fund’s portfolio.

At times, the Portfolio Managers may emphasize certain sectors that they believe will benefit from market or economic trends.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when an expected catalyst does not materialize, when a catalyst’s impact is below expectations, when the fundamental picture for the company or industry deteriorates, when more attractive alternatives are available at better valuation levels, when they believe the stock has become fully valued, or when the stock grows too large relative to the rest of the portfolio. As part of the Portfolio Managers’ sell discipline, they identify stocks that are down from cost or down from a 52-week high and re-evaluate those stocks to determine whether or not they still demonstrate the necessary qualities for inclusion in the Fund’s portfolio.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in stocks of large-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

64 Large Cap Disciplined Growth Fund

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

65 Large Cap Disciplined Growth Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
25.80	1.53	6.95	8.91	17.07	-34.93	27.47	12.85	-4.36	10.87
Best quarter: Q1 '12, 15.61% Worst quarter: Q4 '08, -20.51% Year-to-date performance as of 9/30/2013: 18.28%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	10 Years
Large Cap Disciplined Growth Fund
Institutional Class Return Before Taxes	10.87	-0.15	5.63
Institutional Class Return After Taxes on Distributions	9.89	-0.48	5.45
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	8.35	-0.14	4.93
Class A Return Before Taxes	4.02	-1.63	4.84
Class C Return Before Taxes	8.65	-0.98	5.19
Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes)	15.26	3.12	7.52
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
For each class, the performance prior to 4/6/2009 is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and lower than that of Institutional Class. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

66 Large Cap Disciplined Growth Fund

PORTFOLIO MANAGERS

The Fund is managed by Daniel H. Rosenblatt (Managing Director of NBM and NB LLC) and John J. Barker (Managing Director of NBM and NB LLC). Messrs. Rosenblatt and Barker have managed the Fund since 2007.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

67 Large Cap Disciplined Growth Fund

Neuberger Berman Large Cap Value Fund
Class A Shares (NPNAX), Class C Shares (NPNCX), Institutional Class Shares (NBPIX)

GOAL

The Fund seeks long-term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.75	0.75	0.64
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.11	0.11	0.07
Acquired fund fees and expenses	0.01	0.01	0.01
Total annual operating expenses	1.12	1.87	0.72
Fee waiver and/or expense reimbursement	None	None	0.01
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.12	1.87	0.71

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$683	$911	$1,156	$1,860
Class C (assuming redemption)	$290	$588	$1,011	$2,190
Class C (assuming no redemption)	$190	$588	$1,011	$2,190
Institutional Class	$73	$227	$397	$892

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.11%, 1.86% and 0.70% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent

68 Large Cap Value Fund

of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.11%, 1.86% and 0.70% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in equity securities of large-capitalization companies, which it defines as those with a market capitalization within the market capitalization range of the Russell 1000 Value Index at the time of purchase.

The Portfolio Manager looks for what he believes to be well-managed companies whose stock prices are undervalued. The Portfolio Manager seeks to identify companies with catalysts that he believes have the potential to improve the companies' earnings from depressed levels. Such catalysts may include: management changes, restructurings, new products, new services, or new markets. The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund seeks to reduce risk by diversifying among many companies and industries. However, at times, the Portfolio Manager may emphasize certain sectors or industries that he believes are undervalued relative to their historical valuations.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities of large-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

69 Large Cap Value Fund

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Catalyst Risk. Investing in companies with potential catalysts carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Fund may experience losses.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

70 Large Cap Value Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Prior to April 2, 2012, the Fund had a policy of investing mainly in common stocks of mid- to large-capitalization companies. Its performance prior to that date might have been different if current policies had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
35.87	19.21	17.99	13.30	10.24	-51.88	56.34	15.57	-11.10	17.17
Best quarter: Q2 '09, 28.30% Worst quarter: Q4 '08, -32.74% Year-to-date performance as of 9/30/2013: 19.28%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	10 Years
Large Cap Value Fund
Institutional Class Return Before Taxes	17.17	-1.96	8.02
Institutional Class Return After Taxes on Distributions	16.92	-2.13	7.72
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	11.49	-1.70	7.07
Class A Return Before Taxes	9.99	-3.40	7.20
Class C Return Before Taxes	14.84	-2.63	7.62
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.51	0.59	7.38
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
For Institutional Class, the performance prior to 6/7/2006 is that of the Fund’s Investor Class. For Class A and Class C, the performance prior to 6/21/2010 is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and slightly lower than that of Institutional Class. Returns would have been lower/higher if NBM had not reimbursed/recouped certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

71 Large Cap Value Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Eli M. Salzmann (Managing Director of NBM and NB LLC). He has managed the Fund since December 2011.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

72 Large Cap Value Fund

Neuberger Berman Mid Cap Growth Fund
Class A Shares (NMGAX), Class C Shares (NMGCX), Institutional Class Shares (NBMLX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.79	0.79	0.68
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.14	0.17	0.11
Total annual operating expenses	1.18	1.96	0.79
Fee waiver and/or expense reimbursement	0.06	0.09	0.03
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.12	1.87	0.76

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$683	$911	$1,169	$1,909
Class C (assuming redemption)	$290	$588	$1,031	$2,262
Class C (assuming no redemption)	$190	$588	$1,031	$2,262
Institutional Class	$78	$243	$429	$969

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.11%, 1.86% and 0.75% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.11%, 1.86% and 0.75% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

73 Mid Cap Growth Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase.

The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, he looks for what he believes to be fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other mid-cap companies.

At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in mid-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Mid-Cap Stock Risk. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market

74 Mid Cap Growth Fund

downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

75 Mid Cap Growth Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
30.57	16.22	13.38	14.59	21.82	-40.73	29.75	28.25	1.67	12.58
Best quarter: Q2 '03, 15.96% Worst quarter: Q4 '08, -23.29% Year-to-date performance as of 9/30/2013: 22.58%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	10 Years
Mid Cap Growth Fund
Institutional Class Return Before Taxes	12.58	2.46	10.49
Institutional Class Return After Taxes on Distributions	10.99	2.15	10.32
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	8.82	1.97	9.32
Class A Return Before Taxes	5.66	0.85	9.60
Class C Return Before Taxes	10.27	1.50	9.95
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	15.81	3.23	10.32
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	17.28	3.57	10.65
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*
For Institutional Class, the performance prior to 4/19/2007 is that of the Fund’s Investor Class. For Class A and Class C, the performance prior to 5/27/2009 is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and slightly lower than that of Institutional Class. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

76 Mid Cap Growth Fund

PORTFOLIO MANAGER

The Fund is managed by Kenneth J. Turek (Managing Director of NBM and NB LLC). He has managed the Fund since 2003.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

77 Mid Cap Growth Fund

Neuberger Berman Mid Cap Intrinsic Value Fund
Class A Shares (NBRAX), Class C Shares (NBRCX), Institutional Class Shares (NBRTX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.81	0.81	0.70
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.60	0.54	0.54
Total annual operating expenses	1.66	2.35	1.24
Fee waiver and/or expense reimbursement	0.44	0.38	0.38
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.22	1.97	0.86

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$692	$940	$1,301	$2,316
Class C (assuming redemption)	$300	$618	$1,146	$2,593
Class C (assuming no redemption)	$200	$618	$1,146	$2,593
Institutional Class	$88	$274	$565	$1,393

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.21%, 1.96% and 0.85% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.21%, 1.96% and 0.85% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

78 Mid Cap Intrinsic Value Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in equity securities of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Value Index at the time of purchase.

The Fund’s strategy consists of using a bottom-up, fundamental research driven approach to identify stocks of companies that are trading below the Portfolio Manager’s estimate of their intrinsic value and that he believes have the potential for appreciation over time. The Portfolio Manager’s estimate of a company’s intrinsic value represents his view of the company’s true, long-term economic worth, which may be currently distorted by market inefficiencies. The intrinsic value estimate represents what the Portfolio Manager believes a company could be worth if it is acquired, if its profitability normalizes to its long-term average level, or if its valuation moves in line with those of its publicly traded peers.

The Portfolio Manager believes that while markets are often efficient, valuations of certain types of companies are often distorted by market inefficiencies, which can lead to attractive investment opportunities. The Portfolio Manager attempts to exploit recurring market inefficiencies among the following types of companies as the Portfolio Manager believes these types of companies are often misunderstood and mispriced by investors.

■	Complex Companies: These companies typically have multiple lines of business that are in different industries or sectors and/or that have different growth rates and profitability characteristics.
■	Cyclical Companies: These companies typically have ebbs and flows in their business depending on demand patterns for their products, the length of product cycles, or other transient factors.
■
Companies in a Period of Interrupted Growth: Typically, these are companies in attractive, high growth markets that have suffered what the Portfolio Manager believes is a temporary setback and/or are in transition to a more mature, lower growth business model that focuses more on current earnings than on rapid growth.

In seeking to identify potential investment opportunities, the Portfolio Manager performs an initial screening to identify those companies that have stock prices that are trailing the performance of the overall market and that he believes are attractive relative to current cash flows. Next, the Portfolio Manager establishes an estimate of a company’s intrinsic value. The Portfolio Manager will invest in a company based on its discount to his estimate of intrinsic value and his belief in its potential for appreciation over time. In addition, the Portfolio Manager may invest in anticipation of a catalyst that can be expected to close the value/price gap, such as a merger, restructuring, liquidation, spin-off, major management change, share repurchase, or capital reallocation. The Portfolio Manager will typically visit a company and interview its management team to help understand management’s incentives (such as equity ownership in the company and compensation plans), the merits of its strategic plan, and any other factors that have the potential to increase the value of the company’s stock.

The Portfolio Manager establishes an intrinsic value for each security when it is purchased. Intrinsic values are updated quarterly or when the Portfolio Manager believes that market or company-specific events prompt a reassessment. A position in a particular security will be reduced or eliminated when the gap between its price and the Portfolio Manager’s estimate of its intrinsic value has narrowed or been eliminated or when other opportunities appear more attractive. Changes in management or corporate strategy may also result in the reduction or elimination of a position.

79 Mid Cap Intrinsic Value Fund

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund seeks to reduce risk by diversifying among many companies, sectors and industries. However, at times, the Portfolio Manager may emphasize certain sectors or industries that he believes may benefit from current market or economic trends.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities of mid-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Mid-Cap Stock Risk. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

80 Mid Cap Intrinsic Value Fund

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Fund may experience losses. Certain catalysts, such as companies emerging from, or restructuring as a result of, bankruptcy, carry additional risks and the securities of such companies may be more likely to lose value than the securities of more financially stable companies.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

81 Mid Cap Intrinsic Value Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
35.88	22.34	12.42	11.55	5.09	-47.19	48.02	26.72	-6.45	16.17
Best quarter: Q3 '09, 25.73% Worst quarter: Q4 '08, -28.29% Year-to-date performance as of 9/30/2013: 27.06%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	10 Years
Mid Cap Intrinsic Value Fund
Institutional Class Return Before Taxes	16.17	1.49	8.96
Institutional Class Return After Taxes on Distributions	15.99	1.19	8.35
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	10.75	1.16	7.83
Class A Return Before Taxes	9.02	0.08	8.21
Class C Return Before Taxes	13.84	0.90	8.64
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	18.51	3.79	10.63
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	17.28	3.57	10.65
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*
For Institutional Class, the performance prior to 3/8/2010 is that of the Fund’s Investor Class. For Class A and Class C, the performance prior to 6/21/2010 is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and lower than that of Institutional Class. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

82 Mid Cap Intrinsic Value Fund

PORTFOLIO MANAGER

The Fund is managed by Michael C. Greene (Managing Director of NBM and NB LLC). He has managed the Fund since December 2011.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

83 Mid Cap Intrinsic Value Fund

Neuberger Berman Multi-Cap Opportunities Fund
Class A Shares (NMUAX), Class C Shares (NMUCX), Institutional Class Shares (NMULX)

GOAL

The Fund seeks long-term total return.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.82	0.82	0.71
Distribution (12b-1) fees	0.25	1.00	None
Other expenses2	0.11	0.24	0.15
Total annual operating expenses	1.18	2.06	0.86

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$688	$928	$1,187	$1,924
Class C (assuming redemption)	$309	$646	$1,108	$2,390
Class C (assuming no redemption)	$209	$646	$1,108	$2,390
Institutional Class	$88	$274	$477	$1,061

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
The Fund has agreed that each of Class A, Class C and Institutional Class will repay Neuberger Berman Management LLC (NBM) for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) to exceed 1.36%, 2.11% and 1.00% of the class' average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense. “Other expenses” shown above include the following repayment: Class A - 0.02%; Class C - 0.13%; and Institutional Class - 0.04%.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held

84 Multi-Cap Opportunities Fund

in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests in a concentrated portfolio, consisting mainly of common stocks of companies that are selected using a fundamental, bottom-up research approach. The Fund may hold stocks of companies of any market capitalization and in any sector. Under normal market conditions, the Fund typically will hold a limited number of stocks.

The Portfolio Manager performs both quantitative and qualitative analysis in an effort to identify companies that he believes have the potential to increase in value. This potential may be realized in many ways, some of which include: free cash flow generation, product or process enhancements, margin increases, and improved capital structure management. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their financial condition, industry position, market opportunities, senior management teams and any special situations as well as any relevant economic, political and regulatory factors.

The Portfolio Manager employs disciplined valuation criteria and dynamic price limits to determine when to buy or sell a stock. The valuation criteria and price limits will change over time as a result of changes in company-specific, industry and market factors.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

85 Multi-Cap Opportunities Fund

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Special Situations Risk. Companies that are considered “special situations” include, among other things: companies that have unrecognized recovery prospects or new management teams; companies involved in restructurings or spin-offs; companies emerging from bankruptcy; companies making initial public offerings that trade below their initial offering prices; and companies with a break-up value above their market price. Special situations carry the risk that certain of such situations may not happen or the market may react differently than expected to such situations, in which case the Fund may experience losses. Certain special situations carry additional risks and the securities of such companies may be more likely to lose value than the securities of more financially stable companies.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

86 Multi-Cap Opportunities Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

The Fund had a lower management fee and a different strategy, which included investing only in stocks rated “Buy” by Neuberger Berman research analysts, prior to December 14, 2009. Its performance prior to that date might have been different if current policies had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
				7.28	-35.97	27.81	13.72	0.20	19.95
Best quarter: Q2 '09, 15.22% Worst quarter: Q4 '08, -23.02% Year-to-date performance as of 9/30/2013: 27.71%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	Since Inception (11/2/2006)
Multi-Cap Opportunities Fund
Institutional Class Return Before Taxes	19.95	2.27	3.85
Institutional Class Return After Taxes on Distributions	19.52	1.88	3.35
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	13.37	1.78	3.11
Class A Return Before Taxes	12.61	0.83	2.66
Class C Return Before Taxes	17.60	1.58	3.28
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00	1.66	2.89
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*
For each class, the performance prior to 12/21/2009 is that of the Fund’s Trust Class. On 12/21/2009, Trust Class shares of the Fund converted into Institutional Class shares of the Fund. Because Trust Class had lower expenses than Class A and Class C and had higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and lower than that of Institutional Class. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

87 Multi-Cap Opportunities Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Richard S. Nackenson (Managing Director of NBM and NB LLC). Mr. Nackenson has managed the Fund since 2009.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

88 Multi-Cap Opportunities Fund

Neuberger Berman Real Estate Fund
Class A Shares (NREAX), Class C Shares (NRECX), Institutional Class Shares (NBRIX)

GOAL

The Fund seeks total return through investment in real estate securities, emphasizing both capital appreciation and current income.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.06	1.06	0.95
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.16	0.18	0.12
Total annual operating expenses	1.47	2.24	1.07
Fee waiver and/or expense reimbursement	0.26	0.28	0.22
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.21	1.96	0.85

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$937	$1,258	$2,164
Class C (assuming redemption)	$299	$615	$1,119	$2,505
Class C (assuming no redemption)	$199	$615	$1,119	$2,505
Institutional Class	$87	$271	$471	$1,112

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.21%, 1.96% and 0.85% of average net assets, respectively. The Class A and Class C undertakings last until 8/31/2017, and the Institutional Class undertaking lasts until 8/31/2022. Each undertaking may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.21%, 1.96% and 0.85% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

89 Real Estate Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in equity securities issued by real estate investment trusts (“REITs”) and common stocks and other securities issued by other real estate companies. The Fund defines a real estate company as one that derives at least 50% of its revenue from, or has at least 50% of its assets in, real estate.

The Fund may invest up to 20% of its net assets in debt securities. These debt securities can be either investment grade securities or below investment grade securities (commonly known as “junk bonds”), provided that, at the time of investment, they are rated at least B by Standard & Poor’s (S&P) or Moody’s Investor Service (Moody’s) (or comparably rated by at least one independent credit rating agency) or, if unrated, deemed by the Portfolio Managers to be of comparable quality. The Fund does not normally continue to hold securities that are in default or have defaulted with respect to the payment of interest or repayment of principal, but may do so depending on market conditions. The Fund may also invest up to 15% of its net assets in illiquid securities.

The Portfolio Managers make investment decisions through a fundamental analysis of each company. The Portfolio Managers review each company’s current financial condition and industry position, as well as economic and market conditions. In doing so, they evaluate the company’s growth potential, earnings estimates and quality of management, as well as other factors.

The Fund concentrates its assets in the real estate industry. The Fund may at times emphasize particular sub-sectors of the real estate business — for example, apartments, retail, hotels, offices, industrial, and health care.

Some of the REIT and other real estate securities in which the Fund invests may be preferred stock, which receives preference in the payment of dividends.

The Fund normally seeks to invest for the long-term, but it may sell securities regardless of how long they have been held if the Portfolio Managers find an opportunity they believe is more compelling, or if the Portfolio Managers’ outlook on the company or the market changes.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in equity securities issued by REITs and common stocks and other securities issued by other real estate companies, without providing shareholders at least 60 days’ notice. This test and the test of whether a company is a real estate company are applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock and real estate markets. The markets’ behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

90 Real Estate Fund

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

In addition, the Fund is considered non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Sector Risk. Although the Fund will not invest in real estate directly, because it concentrates its assets in the real estate industry your investment in the Fund will be closely linked to the performance of the real estate markets and the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a mix of different sectors or industries.

The Fund may at times emphasize particular sub-sectors of the real estate business — for example, apartments, retail, hotels, offices, industrial, and health care. As such, the Fund’s performance would be especially sensitive to developments that significantly affect those businesses.

Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

REITs and Other Real Estate Companies Risk. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon management skills and are subject to heavy cash flow dependency, self-liquidation and the possibility of failing to qualify for tax-free “pass-through” of income under the federal tax law. REIT and other real estate company securities tend to be small- to mid-cap stocks and are subject to the risks of investing in small- to mid-cap stocks. Some of the REIT securities in which the Fund invests may be preferred stock. Convertible preferred stock is exchangeable for common stock and may therefore be more volatile.

Market Capitalization Risk. To the extent the Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to large-cap companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Dividend Risk. There is no guarantee that the companies in which the Fund invests will declare dividends in the future or that dividends, if declared, will remain at current levels or increase over time.

Interest Rate Risk. The value of debt securities can decline when interest rates rise. In general, the longer the maturity of a debt security, the greater the effect a change in interest rates could have on the security’s price. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. Interest rates have been unusually low in recent years.

91 Real Estate Fund

Credit Risk. A downgrade or default affecting any of the Fund’s debt securities could affect the Fund’s performance.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.

Illiquid Investments Risk. Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

92 Real Estate Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

As of June 19, 2012, the Fund changed its investment policy to become “non-diversified” under the Investment Company Act of 1940. Its performance prior to this change might have been different if current policies had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
39.96	31.68	13.08	37.83	-14.74	-31.64	28.50	31.15	8.45	17.02
Best quarter: Q2 '09, 33.18% Worst quarter: Q1 '09, -32.69% Year-to-date performance as of 9/30/2013: 0.33%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	10 Years
Real Estate Fund
Institutional Class Return Before Taxes	17.02	7.89	13.60
Institutional Class Return After Taxes on Distributions	15.94	7.00	11.29
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	11.55	6.34	10.95
Class A Return Before Taxes	9.90	6.33	12.78
Class C Return Before Taxes	14.68	7.19	13.23
FTSE NAREIT All Equity REITs Index (reflects no deduction for fees, expenses or taxes)	19.70	5.74	11.78
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*
For Institutional Class, the performance prior to 6/4/2008 is that of the Fund’s Trust Class. For Class A and Class C, the performance prior to 6/21/2010 is that of the Fund’s Trust Class. Because Trust Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and lower than that of Institutional Class. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

93 Real Estate Fund

PORTFOLIO MANAGERS

The Fund is co-managed by Steve S. Shigekawa (Managing Director of NBM and NB LLC) and Brian Jones, CFA (Senior Vice President of NBM and NB LLC). They have been co-Portfolio Managers of the Fund since 2008. Mr. Shigekawa was an Associate Portfolio Manager of the Fund from 2005 to 2008.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

94 Real Estate Fund

Neuberger Berman Select Equities Fund
Class A Shares (NBEAX), Class C Shares (NBECX), Institutional Class Shares (NBEIX)

GOAL

The Fund seeks long-term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.81	0.81	0.70
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.42	0.42	0.40
Acquired fund fees and expenses	0.01	0.01	0.01
Total annual operating expenses	1.49	2.24	1.11
Fee waiver and/or expense reimbursement	0.28	0.28	0.35
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.21	1.96	0.76

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$691	$937	$1,262	$2,180
Class C (assuming redemption)	$299	$615	$1,119	$2,505
Class C (assuming no redemption)	$199	$615	$1,119	$2,505
Institutional Class	$78	$243	$504	$1,252

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.20%, 1.95% and 0.75% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.20%, 1.95% and 0.75% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

95 Select Equities Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests mainly in common stocks of companies with a market capitalization greater than $7.5 billion at the time of purchase.

The Fund seeks to reduce risk by investing in multiple sectors and industries.

The Portfolio Managers use systematic, sequential research in identifying potential investments, relying, where possible, on firsthand knowledge of the companies in which the Fund is investing. Investment selection begins with an evaluation of U.S. and foreign economic trends before the Portfolio Managers narrow their focus to particular industries that they believe have the best growth potential. From there the Portfolio Managers seek companies within those industries with: solid growth dynamics; sustainable competitive advantages; strong financial metrics; long-term free cash flow generation; shareholder focus; and insider ownership. The Portfolio Managers’ investment horizon typically ranges from two to five years.

The Portfolio Managers consider a wide range of companies within each industry and typically screen out companies under $7.5 billion in total market capitalization; however, the Fund may invest in companies of any market capitalization.

The Fund typically will hold a limited number of stocks. Each stock at the time of purchase generally will not account for a significant percentage of the Fund’s total assets; however, this may change with subsequent changes in the market value of the Fund’s holdings.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

96 Select Equities Fund

In addition, the Fund is considered non-diversified. As such, the percentage of the Fund’s assets invested in any single issuer is not limited by the Investment Company Act of 1940. Investing a higher percentage of its assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

97 Select Equities Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
					-28.22	21.06	10.24	0.46	17.52
Best quarter: Q3 '09, 12.08% Worst quarter: Q3 '08, -12.49% Year-to-date performance as of 9/30/2013: 16.25%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	Since Inception (12/20/2007)
Select Equities Fund
Institutional Class Return Before Taxes	17.52	2.49	2.67
Institutional Class Return After Taxes on Distributions	16.18	1.61	1.80
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	13.13	1.85	2.01
Class A Return Before Taxes	10.36	0.94	1.14
Class C Return Before Taxes	15.24	1.38	1.56
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00	1.66	1.88
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*	Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fee during certain of the periods shown.

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

98 Select Equities Fund

PORTFOLIO MANAGERS

The Fund is managed by Gerald Kaminsky, Michael Kaminsky, Richard Werman and James Gartland (each a Managing Director of NBM and NB LLC), and Mindy Schwartzapfel (a Senior Vice President of NBM and NB LLC). Messrs. Kaminsky, Kaminsky and Werman and Ms. Schwartzapfel have managed the Fund since 2007, and Mr. Gartland has managed the Fund since 2011.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

99 Select Equities Fund

Neuberger Berman Small Cap Growth Fund
Class A Shares (NSNAX), Class C Shares (NSNCX), Institutional Class Shares (NBSMX)

GOAL

The Fund seeks growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	1.11	1.11	1.00
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	0.47	0.45	0.41
Total annual operating expenses	1.83	2.56	1.41
Fee waiver and/or expense reimbursement	0.57	0.55	0.51
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.26	2.01	0.90

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$696	$952	$1,349	$2,458
Class C (assuming redemption)	$304	$630	$1,204	$2,763
Class C (assuming no redemption)	$204	$630	$1,204	$2,763
Institutional Class	$92	$287	$617	$1,550

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.26%, 2.01% and 0.90% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.26%, 2.01% and 0.90% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

100 Small Cap Growth Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 249% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2000 Index at the time of initial purchase.

The Fund seeks to reduce risk by diversifying among many companies, sectors and industries.

The Portfolio Manager employs a disciplined investment strategy when selecting growth stocks. Using fundamental research and quantitative analysis, he looks for what he believes to be fast-growing companies with above-average sales and competitive returns on equity relative to their peers. In doing so, the Portfolio Manager analyzes such factors as: financial condition (such as debt to equity ratio); market share and competitive leadership of the company’s products; earnings growth relative to competitors; and market valuation in comparison to a stock’s own historical norms and the stocks of other small-cap companies.

At times, the Portfolio Manager may emphasize certain sectors that he believes will benefit from market or economic trends.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

In an effort to achieve its goal, the Fund may engage in active and frequent trading.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in small-capitalization companies, without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Small- and Mid-Cap Stock Risk. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during

101 Small Cap Growth Fund

market downturns. Compared to larger companies, small- and mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources. To the extent the Portfolio Manager commits a portion of the Fund's assets to stocks of mid-cap companies, the Fund will be subject to their risks.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several industries and sectors simultaneously.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

High Portfolio Turnover. The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

102 Small Cap Growth Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index and an additional index. The indices, which are described in “Descriptions of Indices” in the prospectus, have characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
33.26	16.20	15.22	7.98	26.41	-42.07	23.49	20.50	-1.11	9.39
Best quarter: Q2 '03, 17.39% Worst quarter: Q4 '08, -24.48% Year-to-date performance as of 9/30/2013: 35.15%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	10 Years
Small Cap Growth Fund
Institutional Class Return Before Taxes	9.39	-1.39	8.55
Institutional Class Return After Taxes on Distributions	9.39	-1.39	8.55
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	6.10	-1.18	7.60
Class A Return Before Taxes	2.79	-2.89	7.72
Class C Return Before Taxes	7.19	-2.28	8.06
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	14.59	3.49	9.80
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	16.35	3.56	9.72
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

*
For Institutional Class, the performance prior to 4/1/2008 is that of the Fund’s Investor Class. For Class A and Class C, the performance prior to 5/27/2009 is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and lower than that of Institutional Class. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

103 Small Cap Growth Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by David H. Burshtan (Managing Director of NBM and NB LLC). He has managed the Fund since 2003.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

104 Small Cap Growth Fund

Neuberger Berman Socially Responsive Fund
Class A Shares (NRAAX), Class C Shares (NRACX), Institutional Class Shares (NBSLX)

GOAL

The Fund seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.74	0.74	0.63
Distribution (12b-1) fees	0.25	1.00	None
Other expenses2	0.11	0.12	0.06
Total annual operating expenses	1.10	1.86	0.69

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$681	$905	$1,146	$1,838
Class C (assuming redemption)	$289	$585	$1,006	$2,180
Class C (assuming no redemption)	$189	$585	$1,006	$2,180
Institutional Class	$70	$221	$384	$859

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
The Fund has agreed that each of Class A, Class C and Institutional Class will repay Neuberger Berman Management LLC (NBM) for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) to exceed 1.11%, 1.86% and 0.75% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense. “Other expenses” shown above include the following repayment: Class A - 0.01%; Class C - 0.03%.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held

105 Socially Responsive Fund

in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 35% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund invests primarily in common stocks of mid- to large-capitalization companies that meet the Fund's social policy.

The Fund seeks to reduce risk by investing across many different industries.

The Portfolio Managers employ a research driven and valuation sensitive approach to stock selection, with a long term perspective. They look for solid balance sheets, strong management teams with a track record of success, good cash flow and the prospect for above-average earnings growth. They seek to purchase the stock of businesses that they believe to be well positioned and undervalued by the market. Among companies that meet these criteria, the Portfolio Managers look for those that show leadership in environmental concerns, and progressive workplace practices including diversity and community relations.

In addition, the Portfolio Managers typically look at a company’s record in public health and the nature of its products. The Portfolio Managers judge firms on their corporate citizenship overall, considering their accomplishments as well as their goals. While these judgments are inevitably subjective, the Fund endeavors to avoid companies that derive revenue from gambling or the production of alcohol, tobacco, weapons, or nuclear power. The Fund also does not invest in any company that derives its total revenue primarily from non-consumer sales to the military.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Portfolio Managers follow a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. As a socially responsive fund, the Fund is required by the federal securities laws to have a policy, which it cannot change without providing investors at least 60 days' written notice, of investing at least 80% of its net assets in equity securities selected in accordance with its social policy. In practice, the Portfolio Managers' current intention is to hold only equity securities selected in accordance with the Fund's social investing policies. The 80% test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

Valuation Sensitive Investing. In addition to employing traditional value criteria – that is, looking for value among companies whose stock prices are below their historical average, based on earnings, cash flow, or other financial measures – the Portfolio Managers may buy a company’s shares if they look more fully priced based on Wall Street consensus estimates of earnings, but still inexpensive relative to their estimates. The Portfolio Managers look for these companies to rise in price as they outperform Wall Street’s expectations, because they believe some aspects of the business have not been fully appreciated or appropriately priced by other investors.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

106 Socially Responsive Fund

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund’s portfolio may contain fewer securities than the portfolios of other mutual funds, which may increase the risk that the value of the Fund could go down because of the poor performance of one or a few investments.

Social Investing Risk. The Fund’s social policy could cause the Fund to sell or avoid stocks that subsequently perform well. In addition, undervalued stocks that do not meet the social criteria could outperform those that do.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not

107 Socially Responsive Fund

increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
34.48	13.57	7.58	14.44	7.49	-38.69	30.83	23.06	-2.72	11.15
Best quarter: Q2 '09, 15.39% Worst quarter: Q4 '08, -26.62% Year-to-date performance as of 9/30/2013: 26.44%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	10 Years
Socially Responsive Fund
Institutional Class Return Before Taxes	11.15	1.31	7.99
Institutional Class Return After Taxes on Distributions	11.01	1.17	7.64
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	7.43	1.08	6.99
Class A Return Before Taxes	4.38	-0.18	7.19
Class C Return Before Taxes	8.90	0.45	7.53
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00	1.66	7.10
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*
For Institutional Class, the performance prior to 11/28/2007 is that of the Fund’s Investor Class. For Class A and Class C, the performance prior to 5/27/2009 is that of the Fund’s Investor Class. Because Investor Class has lower expenses than Class A and Class C and has higher expenses than Institutional Class, its performance typically would have been better than that of Class A and Class C and lower than that of Institutional Class. Returns would have been lower/higher if NBM had not reimbursed/recouped certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

108 Socially Responsive Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGERS

The Fund is managed by co-Portfolio Managers Arthur Moretti, CFA (Managing Director of NBM and NB LLC) and Ingrid S. Dyott (Managing Director of NBM and NB LLC), and Associate Portfolio Managers Sajjad S. Ladiwala, CFA (Managing Director of NBM and NB LLC) and Mamundi Subhas, CFA (Senior Vice President of NBM and NB LLC). Mr. Moretti has served as Portfolio Manager of the Fund since 2001. Ms. Dyott became co-Portfolio Manager of the Fund in 2003. Mr. Ladiwala joined as an Associate Portfolio Manager in 2003, and Mr. Subhas in 2008.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, shares of the Fund may be available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 (Class A and Class C) or 800-366-6264 (Institutional Class) for instructions). See “Maintaining Your Account” in the prospectus for eligibility requirements for direct purchases of shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.

PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

109 Socially Responsive Fund

Neuberger Berman Value Fund
Class A Shares (NVAAX), Class C Shares (NVACX), Institutional Class Shares (NLRLX)

GOAL

The Fund seeks long-term growth of capital.

FEES AND EXPENSES

These tables describe the fees and expenses that you may pay if you buy, hold or sell shares of the Fund. You may qualify for initial sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Neuberger Berman funds. More information about these and other discounts is available from your investment provider and in “Sales Charge Reductions and Waivers” on page 200 in the Fund’s prospectus and in “Additional Purchase Information – Sales Charge Reductions and Waivers” on page B-1 in Appendix B in the Fund’s SAI.

	Class A	Class C	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum initial sales charge on purchases (as a % of offering price)	5.75	None	None
Maximum contingent deferred sales charge (as a % of the lower of original purchase price or current market value)1	None	1.00	None
Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.81	0.81	0.70
Distribution (12b-1) fees	0.25	1.00	None
Other expenses	5.76	5.51	5.24
Acquired fund fees and expenses	0.01	0.01	0.01
Total annual operating expenses	6.83	7.33	5.95
Fee waiver and/or expense reimbursement	5.70	5.45	5.18
Total annual operating expenses after fee waiver and/or expense reimbursement2	1.13	1.88	0.77

Expense Example

The expense example can help you compare costs among mutual funds. The example assumes that you invested $10,000 for the periods shown, that you redeemed all of your shares at the end of those periods, that the Fund earned a hypothetical 5% total return each year, and that the Fund’s expenses were those in the table. For Class A and Institutional Class shares, your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
Class A	$684	$913	$2,330	$5,651
Class C (assuming redemption)	$291	$591	$2,161	$5,778
Class C (assuming no redemption)	$191	$591	$2,161	$5,778
Institutional Class	$79	$246	$1,581	$4,808

1
For Class A shares, a contingent deferred sales charge (CDSC) of 1.00% applies on certain redemptions made within 18 months following purchases of $1 million or more made without an initial sales charge. For Class C shares, the CDSC is eliminated one year after purchase.

2
Neuberger Berman Management LLC (NBM) has contractually undertaken to waive and/or reimburse certain fees and expenses of Class A, Class C and Institutional Class so that the total annual operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend expenses relating to short sales, and extraordinary expenses, if any) of each class are limited to 1.11%, 1.86% and 0.75% of average net assets, respectively. Each of these undertakings lasts until 8/31/2017 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that each of Class A, Class C and Institutional Class will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.11%, 1.86% and 0.75% of the class' average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense.

110 Value Fund

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 250% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets in common stocks of large-capitalization companies, which it defines as those with a market capitalization within the market capitalization range of the Russell 1000 Value Index at the time of purchase.

The Portfolio Manager looks for what he believes to be well-managed companies whose stock prices are undervalued. The Portfolio Manager seeks to identify companies with catalysts that he believes have the potential to improve the companies' earnings from depressed levels. Such catalysts may include: management changes, restructurings, new products, new services, or new markets. The Portfolio Manager may also look for other characteristics in a company, such as a strong market position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news.

Although the Fund invests primarily in domestic stocks, it may also invest in stocks of foreign companies.

The Fund seeks to reduce risk by diversifying among many companies and industries. However, at times, the Portfolio Manager may emphasize certain sectors or industries that he believes are undervalued relative to their historical valuations.

The Portfolio Manager follows a disciplined selling strategy and may sell a stock when it reaches a target price, if a company’s business fails to perform as expected, or when other opportunities appear more attractive.

The Fund may change its goal without shareholder approval, although it does not currently intend to do so. The Fund will not change its strategy of normally investing at least 80% of its net assets in common stocks of large-capitalization companies without providing shareholders at least 60 days’ notice. This test is applied at the time the Fund invests; later percentage changes caused by a change in Fund assets, market values or company circumstances will not require the Fund to dispose of a holding.

PRINCIPAL INVESTMENT RISKS

Most of the Fund’s performance depends on what happens in the stock market. The market’s behavior is unpredictable, particularly in the short term. There can be no guarantee that the Fund will achieve its goal.

The Fund is a mutual fund, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund.

The following factors can significantly affect the Fund’s performance:

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value. To the extent that the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.

111 Value Fund

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Mid- and Large-Cap Stock Risk. Compared to smaller companies, large-cap companies may be less responsive to changes and opportunities. At times, the stocks of larger companies may lag other types of stocks in performance. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. Compared to larger companies, mid-cap companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Value Stock Risk. Value stocks may remain undervalued during a given period or may not ever realize their full value. This may happen, among other reasons, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions.

Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Risk. Foreign securities involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, foreign markets can perform differently than the U.S. market. Following the market turmoil of 2008-2009, some national economies continue to show profound instability, which may in turn affect their international trading and financial partners.

Currency Risk. Currency fluctuations could negatively impact investment gains or add to investment losses.

Catalyst Risk. Investing in companies with potential catalysts carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case the Fund may experience losses.

Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

A decline in the Fund's average net assets during the current fiscal year due to market volatility or other factors could cause the Fund's expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”

112 Value Fund

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year, as represented by the performance of the Fund’s Institutional Class. The returns in the bar chart do not reflect any applicable sales charges. If sales charges were reflected, returns would be lower than those shown. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of a broad-based market index. The index, which is described in “Descriptions of Indices” in the prospectus, has characteristics relevant to the Fund's investment strategy. Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges.

The Fund had a lower management fee and a different goal and strategy, which included investing in stocks of any market capitalization with higher than average dividend yields, prior to June 12, 2009. Its performance prior to that date might have been different if current policies had been in effect.

Past performance (before and after taxes) is not a prediction of future results. Visit www.nb.com or call 800-366-6264 for updated performance information.

YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*
2003	2004	2005	2006	2007	2008	2009	2010	2011	2012
				10.24	-28.78	20.67	10.91	4.91	18.01
Best quarter: Q3 '09, 15.18% Worst quarter: Q4 '08, -16.34% Year-to-date performance as of 9/30/2013: 18.39%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/12*
	1 Year	5 Years	Since Inception (11/2/2006)
Value Fund
Institutional Class Return Before Taxes	18.01	3.36	5.08
Institutional Class Return After Taxes on Distributions	17.67	3.06	4.71
Institutional Class Return After Taxes on Distributions and Sale of Fund Shares	12.13	2.81	4.31
Class A Return Before Taxes	10.77	2.01	3.96
Class C Return Before Taxes	15.58	2.93	4.73
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	17.51	0.59	1.28
After-tax returns are shown for Institutional Class shares only and after-tax returns for other classes may vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

*
For each class, the performance prior to 4/19/2010 is that of the Fund’s Trust Class and, for Class A and Class C, the performance from 4/19/2010 to 03/02/2011 is that of the Fund’s Institutional Class. On 4/19/2010, Trust Class shares of the Fund converted into Institutional Class shares of the Fund. Because Trust Class had higher expenses than Institutional Class, its performance typically would have been lower than that of Institutional Class. Because Trust Class and Institutional Class have lower expenses than Class A and Class C, the performance of Trust Class and Institutional Class typically would have been better than that of Class A and Class C. Returns would have been lower if NBM had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

113 Value Fund

INVESTMENT MANAGERS

Neuberger Berman Management LLC (NBM) is the Fund’s investment manager. Neuberger Berman LLC (NB LLC) is the Fund’s sub-adviser.

PORTFOLIO MANAGER

The Fund is managed by Eli M. Salzmann (Managing Director of NBM and NB LLC). He has managed the Fund since 2011.

BUYING AND SELLING SHARES

You may purchase, redeem (sell) or exchange shares of the Fund on any day the New York Stock Exchange is open, at the Fund's net asset value per share next determined after your order is accepted, subject to any applicable sales charge. Shares of the Fund generally are available only through certain investment providers, such as banks, brokerage firms, workplace retirement programs, and financial advisers. Contact any investment provider authorized to sell the Fund's shares. See “Maintaining Your Account” in the prospectus for eligibility requirements for purchases of Institutional Class shares.

For certain investors, Class A and Class C shares of the Fund are also available directly from NBM by regular, first class mail (Neuberger Berman Funds, Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403), by express delivery, registered mail, or certified mail (Neuberger Berman Funds, c/o State Street Bank and Trust Company, 30 Dan Road, Canton, MA 02021), or by wire, fax, telephone, exchange, or systematic investment or withdrawal (call 800-877-9700 for instructions). See “Maintaining Your Account” and “Grandfathered Investors” in the prospectus for eligibility requirements for direct purchases of Class A and Class C shares and for instructions on buying and redeeming (selling) shares directly.

The minimum initial investment in Class A or Class C shares is $1,000. Additional investments can be as little as $100. These minimums may be waived in certain cases.

The minimum initial investment in Institutional Class shares is $1 million. This minimum may be waived in certain cases.

TAX INFORMATION

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, you will be subject to tax to the extent the Fund makes distributions of ordinary income or net capital gains to you. Although those distributions generally are not taxable to a tax-exempt investor, withdrawals from certain retirement plans and accounts generally are subject to federal income tax.
PAYMENTS TO INVESTMENT PROVIDERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through an investment provider or other financial intermediary, such as a bank, brokerage firm, workplace retirement program, or financial adviser (who may be affiliated with Neuberger Berman), the Fund and/or NBM and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the investment provider or other financial intermediary and its employees to recommend the Fund over another investment. Ask your investment provider or visit its website for more information.

114 Value Fund

Descriptions of Certain Practices and Security Types

Emerging Market Countries. Emerging market countries are generally considered to be those countries whose economies are less developed than the economies of countries such as the United States or most nations in Western Europe.

Foreign Stocks. There are many promising opportunities for investment outside the United States. Foreign markets can respond to different factors and therefore may follow cycles that are different from each other. For this reason, many investors put a portion of their portfolios in foreign investments as a way of gaining further diversification.

Value Investing. At any given time, there are companies whose stock prices, whether based on earnings, book value, or other financial measures, do not reflect their full economic opportunities. This happens when investors under-appreciate the business potential of these companies, or are distracted by transient or non-fundamental issues. The value investor examines these companies, searching for those that may rise in price when other investors realize their worth.

Growth Investing. For growth investors, the aim is to invest in companies that are already successful but could be even more so. Often, these stocks are in emerging or rapidly growing industries. While most growth stocks are known to investors, they may not yet have reached their full potential. The growth investor looks for indications of continued success.

REITs. A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not taxed on income and gains distributed to shareholders, provided they comply with certain requirements of the Internal Revenue Code. REITs are generally classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks and other securities that pay interest or dividends and are convertible into or exchangeable for common stocks. Convertible securities generally have some features of common stocks and some features of debt securities. In general, a convertible security performs more like a stock when the underlying stock's price is high relative to the conversion price (because it is assumed that it will be converted into the stock) and performs more like a debt security when the underlying stock's price is low relative to the conversion price (because it is assumed that it will mature without being converted). Convertible securities typically pay an income yield that is higher than the dividend yield of the issuer's common stock, but lower than the yield of the issuer's debt securities.

Covered Call Options. Writing (selling) a call option obligates a Fund to sell the underlying security to a purchaser at a specified price if the purchaser decides to exercise the option. A Fund receives a premium when it writes a call option. A call option is “covered” if a Fund simultaneously holds an equivalent position in the security underlying the option. The purpose of writing call options is to hedge (that is, to reduce, at least in part, the effect of price fluctuations of securities held by a Fund on the Fund’s net asset value) or to earn premium income.

Put Options. Writing (selling) a put option obligates a Fund to acquire the underlying security from a purchaser at a specified price if the purchaser decides to exercise the option. A Fund receives a premium when it writes a put option. The purpose of writing put options is to hedge (that is, to reduce, at least in part, the effect of price fluctuations of securities held by a Fund on the Fund’s net asset value) or to earn premium income.

Social Investing. Funds that follow social policies seek something in addition to economic success. They are designed to allow investors to put their money to work and also support companies that follow principles of good corporate citizenship.

Securities Listed on Chinese Stock Exchanges. Neuberger Berman Greater China Equity Fund may invest in securities listed on Chinese stock exchanges, such as the Shanghai and Shenzhen Stock Exchanges. These securities are divided into two classes of shares: China A-shares, ownership of which is restricted to Chinese investors and to certain foreign investors under the Qualified Foreign Institutional Investor structure, and China B-shares, which may be owned by both Chinese and foreign investors. Neuberger Berman Greater China Equity Fund currently does not intend to invest directly in China A-shares, but does currently intend to invest indirectly in China A-shares by investing in equity-linked investments issued by financial institutions. Neuberger Berman Greater China Equity Fund expects to gain exposure to the China B-shares market through direct investments in securities listed on the Shanghai and Shenzhen Stock Exchanges. China A-shares and China B-shares may behave differently due to liquidity and the composition of shareholders, among other factors. Neuberger Berman Greater China Equity Fund may also invest in China H-shares listed on the Hong Kong Stock Exchange, which are shares of companies incorporated in mainland China that are sometimes simultaneously listed on either the Shanghai and Shenzhen Stock Exchanges.

Additional Information about Principal Investment Risks

This section provides additional information about a Fund’s principal investment risks described in its Fund Summary section.

Market Volatility. Markets are volatile and values of individual securities and other investments can decline significantly, and sometimes rapidly, in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values. Changes in the financial condition of a single issuer can impact a market as a whole. To the extent that a Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance. Because many investors buy stocks on margin, increases in interest rates generally reduce market prices of equities. Terrorism and related geo-political risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of an issuer's securities may deteriorate because of a variety of factors, including disappointing earnings reports by the issuer, unsuccessful products or services, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or the competitive environment. Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Sector Risk. A Fund’s investing approach may dictate an emphasis on certain sectors, industries, or sub-sectors of the market at any given time. To the extent a Fund invests more heavily in one sector, industry, or sub-sector of the market, it thereby presents a more concentrated risk and its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. In addition, the value of a Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors and industries. An individual sector, industry, or sub-sector of the market may have above-average performance during particular periods, but may also move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. A Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Foreign and Emerging Market Risk. Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political or economic instability; fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; and less stringent auditing and legal standards. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities can fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. Although foreign securities offer added diversification potential, world markets, or those in a particular region, may all react in similar fashion to important economic or political developments. Securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to conditions in foreign countries.

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. For instance, the governments of emerging market countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging market countries may be dependent on relatively few industries that are more susceptible to local and global changes. Emerging market countries may also have less developed legal and accounting systems.

Securities markets in emerging market countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging market countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets.

In addition, foreign markets can perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A Fund could also underperform if the Fund’s Portfolio Managers invest in countries or regions whose economic performance falls short. To the extent that a Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

Investing in foreign securities may also involve a greater risk for excessive trading due to “time-zone arbitrage.” If an event occurring after the close of a foreign market, but before the time a Fund computes its current net asset value, causes a change in the price of the foreign securities and such price is not reflected in the Fund’s current net asset value, investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on such pricing discrepancies.

Greater China Region Risk. Because Neuberger Berman Greater China Equity Fund’s investments are focused in the Greater China region, its performance is particularly susceptible to risks in that region. Economies of countries in the region differ from the U.S. economy in various ways, such as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the region are affected by developments in the economies of their principal trading partners. The economy, industries, and securities and currency markets of Greater China may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, increasing competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

China’s governmental actions and the actions of other governments located in the region can have a significant effect on the economic conditions in the region, which could adversely affect the value and liquidity of investments. Events in any one country within the region may impact the other countries in the region or the Greater China region as a whole. As a result, events in the region will generally have a greater effect on Neuberger Berman Greater China Equity Fund than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the Greater China region can experience significant volatility due to adverse securities markets, exchange rates and social, political, regulatory, economic or environmental events and natural disasters which may occur in the Greater China region. Much of the Greater China region is seismically active, which could have severe consequences for particular issuers and/or the infrastructure of various regions.

The Greater China region is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has implemented economic changes and changes to market practices emphasizing the utilization of market forces in the development of the Chinese economy. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, higher level of control over foreign exchange, a less effective allocation of resources and/or political and social instability. China remains a totalitarian country with continuing risk of nationalization, expropriation, or confiscation of property. The legal system is still developing, making it more difficult to obtain and/or enforce judgments. Further, the government could at any time alter or discontinue economic reforms. Given China’s unique mixture of state-controlled and market-based economic elements, prior experience of other countries may not provide a reliable guide to the effects of various changes in economic policy, possibly resulting in miscalculations by policymakers and/or investors.

Taiwan and Hong Kong do not exercise the same level of control over their economies as does the mainland China, but changes to their political and economic relationships with the mainland China could adversely impact Neuberger Berman Greater China Equity Fund’s investments in Taiwan and Hong Kong. Hong Kong, which developed as an economic enclave under British colonial rule, is now subject to the ultimate authority of the Chinese government. Although Chinese authorities appear intent on maintaining the stability of that arrangement, policy changes or the suggestion of such changes, could impact the value of investments in Hong Kong, perhaps suddenly and substantially. Military conflicts, either internal or with other countries, are also a risk. As China’s economic and political strength has grown in recent years, it has shown a greater willingness to assert itself militarily in the region. China claims sovereignty over Taiwan and at times in the past has threatened to enforce its claim militarily. Military or diplomatic moves to resolve this issue could seriously affect the economy of Taiwan. In addition, inflation, currency fluctuations and fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of China. China’s economy may be dependent on the economies of other Asian countries, many of which are developing countries. Each of these risks could increase Neuberger Berman Greater China Equity Fund’s volatility.

The tax laws and regulations in the Greater China Region are subject to change, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the tax rules could have a significant adverse effect on Neuberger Berman Greater China Equity Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. Until such time as the Chinese taxation position is clarified, Neuberger Berman Greater China Equity Fund intends to make a provision for Chinese withholding tax on realized and unrealized capital gains and distributions received.

Geographic Risk. From time to time, a Fund may invest a significant portion of its assets in one country or geographic region. If a Fund invests in this manner, there is a greater risk that economic, political, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund’s investment performance and that the Fund’s performance will be more volatile than the performance of more geographically diversified funds. The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time. In addition, certain areas are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events.

Currency Risk. To the extent that a Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although a Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. A Fund’s Portfolio Manager may determine not to hedge currency risks, even if suitable instruments appear to be available.

Market Capitalization Risk (Small-, Mid- and Large-Cap Stocks Risk). To the extent a Fund emphasizes small-, mid-, or large-cap stocks, it takes on the associated risks. At any given time, any one of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities, but their returns have sometimes led those of smaller companies, often with lower volatility. The stocks of small- and mid-cap companies may fluctuate more widely in price than the market as a whole, may be difficult to sell when the economy is not robust or during market downturns, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. In addition, compared to large-cap companies, small- and mid-cap companies may depend on a limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. There may also be less trading in small- or mid-cap stocks, which means that buy and sell transactions in those stocks could have a larger impact on a stock’s price than is the case with large-cap stocks.

Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions can negatively affect growth stocks across several sectors and industries simultaneously. Growth stocks also may lack the dividends often associated with value stocks that can cushion their decline in a falling market. While the price of any type of stock can rise and fall rapidly, growth stocks in particular may underperform during periods when the market favors value stocks.

Value Stock Risk. Value stocks may remain undervalued during a given period, may not ever realize their full value or may be appropriately priced. This may happen because value stocks, as a category, lose favor with investors compared to growth stocks, because of a failure to anticipate which stocks or industries would benefit from changing market or economic conditions, or because the stocks’ worth was misgauged.

ETF Risk. An ETF, which is an investment company, may trade in the secondary market at prices below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not fully replicate the performance of its benchmark index because of, for example, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of stocks held. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Other Investment Company Risk. Through its investment in other investment companies, a Fund is subject to the risks of the investment companies’ investments, as well as to the investment companies’ expenses. Also, an investor in the Fund may receive taxable gains from portfolio transactions by an investment company, as well as taxable gains from transactions in shares of the investment company by the Fund.

Identification of Themes. To the extent a Fund’s investment program depends on the development of significant long-term themes, the Fund’s performance may suffer if the Portfolio Managers do not correctly develop such themes. Failure to correctly develop themes, or the failure of a theme to unfold in the way the Portfolio Managers anticipate, may result from many causes, including the following: governments or others may decide to oppose or delay certain economic, social or political themes; demographic or economic data necessary to understand correctly the way in which certain themes may unfold in some countries may be incorrect or incomplete; development of themes and their longevity may require attention to subtle cultural factors not always apparent to outside observers; or social and political changes or natural disasters in some parts of the world may alter the underlying conditions or affect the availability of natural resources necessary to an emerging theme.

Dividend Risk. Dividends a Fund receives on common stocks are not fixed but are declared at the discretion of an issuer’s board of directors. There is no guarantee that the companies in which a Fund invests will declare dividends in the future or that if declared they will remain at current levels or increase over time. A portion of the distributions that a Fund receives may be a return of capital.

Convertible Securities Risk. The value of a convertible security typically increases or decreases with the price of the underlying common stock. In general, a convertible security is subject to the risks of stocks when the underlying stock's price is high relative to the conversion price and is subject to the risks of debt securities when the underlying stock's price is low relative to the conversion price. Convertible securities generally have less potential for gain or loss than common stocks. Securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities that are convertible at the option of the holder.

Many convertible securities have credit ratings that are below investment grade and are subject to the same risks as an investment in lower-rated debt securities. The credit rating of a company's convertible securities is generally lower than that of its non-convertible debt securities. Convertible securities are normally considered “junior” securities — that is, the company usually must pay interest on its non-convertible debt securities before it can make payments on its convertible securities. If the issuer stops making interest or principal payments, convertible securities may become worthless and a Fund could lose its entire investment. Because companies that issue convertible securities are often small- or mid-cap companies, to the extent a Fund invests in convertible securities, it will often be subject to the risks of investing in these companies.

REITs and Other Real Estate Companies Risk. To the extent a Fund invests in REITs and other real estate companies, its performance will be affected by the performance of the real estate markets and subject to its risks. REIT and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon management skills and are subject to heavy cash flow dependency, self-liquidation and the possibility of failing to qualify for tax-free “pass-through” of income under the federal tax law. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.

Most Equity REITs receive a flow of income from property rentals, which they pay to their shareholders in the form of dividends. In addition, Equity REITs may be affected by changes in the value of the underlying property they own, while Mortgage REITs may be affected by the quality of any credit they extend.

REIT and other real estate company securities tend to be small- to mid-cap stocks and are subject to the risks of investing in small- to mid-cap stocks. Some of the REIT securities in which a Fund invests may be preferred stock, which receives preference in the payment of dividends.

Utility Companies Risk. Utility companies are sensitive to changes in interest rates and other economic conditions, government regulation, uncertainties created by deregulation, power shortages and surpluses, the price and availability of fuel, environmental protection or energy conservation policies and practices, the level and demand for services, increased risk and competition in deregulated sectors, and the cost and delay of technological developments. In addition, securities of utility companies are volatile and may underperform in a sluggish economy.

Derivatives Risk. A derivative is a financial contract whose value depends on, or is derived from, changes in the value of one or more underlying assets, reference rates, indexes or events. A Fund’s use of derivatives – such as swaps – involves risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and may perform in ways unanticipated by a Fund’s Portfolio Managers. A Fund’s use of derivatives involves the risk that the other party to the derivative contract will fail to make required payments or otherwise to comply with the terms of the contract. Derivatives can create investment leverage and may be highly volatile, and a Fund could lose more than the amount it invests. Derivatives may be difficult to value and may at times be highly illiquid, and a Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from a Fund’s expectations may produce significant losses to the Fund. A Fund’s use of derivatives may increase the amount and affect the timing and character of taxable distributions payable to shareholders. Also, suitable derivative transactions may not be available in all circumstances. There can be no assurance that a Fund will engage in derivative transactions to reduce exposure to other risks when that might be beneficial. In addition, recent legislation calls for new regulation of the derivatives markets and could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the regulation are not yet fully known and may not be for some time. New regulation of derivatives may make them more costly, may limit their availability, or may otherwise adversely affect their value or performance.

Options Risk. The use of options involves investment strategies and risks different from those associated with ordinary portfolio securities transactions. While a Fund's use of these instruments may reduce certain risks associated with owning its portfolio securities, these instruments themselves involve certain other risks. If a Fund's Portfolio Manager applies a strategy at an inappropriate time or judges market conditions or trends incorrectly, options may lower the Fund's return. There can be no guarantee that the use of options will increase a Fund's return or income. Government legislation or regulation could affect the use of derivatives and could limit a fund’s ability to pursue its investment strategies.

When a Fund writes a covered call option, it assumes the risk that it must sell the underlying security at a price that may be lower than the market price of the security, and it gives up the opportunity to profit from a price increase in the underlying security above the exercise price. If a call option that a Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying security. If a call option that a Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period.

When a Fund writes a put option, it assumes the risk that it must purchase the underlying security at a price that may be higher than the market price of the security. If the price of the underlying security declines, the Fund would expect to suffer a loss. However, the premium the Fund received for writing the put should offset a portion of the decline.

In addition, there may be an imperfect correlation between the movement in prices of options and the securities underlying them and there may at times not be a liquid secondary market for various options.

Equity-Linked Investment Risk. An equity-linked investment provides exposure to an underlying foreign investment and may include participatory notes and other structured notes, swaps, including total return swaps and contracts for differences, and LEPOs. Equity-linked investments are subject to the same risks as direct investments in securities of the underlying foreign investment. If the underlying investment decreases in value, the value of the equity-linked investment will decrease in correlation; however, the performance of such investments may not correlate exactly to the performance of the underlying investment that they seek to replicate. Equity-linked investments are also subject to counterparty risk, which is the risk that the issuer of such investment may be unwilling or unable to fulfill its obligations.While some equity-linked investments may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of such investments will be willing to repurchase them when a Fund wishes to sell them.

Catalyst Risk. Investing in companies in anticipation of a catalyst carries the risk that certain of such catalysts may not happen or the market may react differently than expected to such catalysts, in which case a Fund may experience losses. Furthermore, a catalyst, such as a pending restructuring or spin-off, may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case a Fund may experience losses. In addition, certain catalysts, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks and the securities of such companies may be more likely to lose value than the securities of more financially stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations and management of such companies may be addressing a situation with which it has little experience.

Special Situations Risk. Investing in special situations carries the risk that certain of such situations may not happen or the market may react differently than expected to such situations, in which case a Fund may experience losses. Furthermore, a special situation, such as a pending restructuring or spin-off, may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case a Fund may experience losses. In addition, certain special situations, such as companies emerging from bankruptcy or restructurings resulting from bankruptcy, carry additional risks and the securities of such companies may be more likely to lose value than the securities of more financially stable companies. It also may be difficult to obtain complete financial information about companies involved in certain situations and management of such companies may be addressing a situation with which it has little experience.

Interest Rate Risk. In general, the value of a Fund’s debt investments can decline when market interest rates rise and, conversely, the value of a Fund’s debt investments can rise when market interest rates decline. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the longer the maturity of a debt security, the greater the effect a change in interest rates could have on the security’s price. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities. Interest rates have been unusually low in recent years.

Credit Risk. Credit risk is the risk that issuers may fail, or become less able, to make interest and/or principal payments on debt securities when due. Changes in the actual or perceived creditworthiness of an issuer, factors affecting an issuer directly (such as management changes, labor relations, collapse of key suppliers or customers, or material changes in overhead), factors affecting the industry in which a particular issuer operates (such as competition or technological advances) and changes in general social, economic or political conditions can increase the risk of default by an issuer, which can affect a security’s credit quality or value. Entities providing credit or liquidity support also can be affected by these types of changes.

In the wake of the financial crisis, some credit rating agencies have begun applying more stringent criteria, with the result that some securities are being downgraded. A downgrade or default affecting any of a Fund’s securities could affect the Fund’s performance. In addition, a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events.

Lower-Rated Debt Securities Risk. Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield than investment grade debt securities and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities also may require a greater degree of judgment to establish a price, may be difficult to sell at the time and price a Fund desires, and may carry higher transaction costs. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default may fail to resume principal or interest payments, in which case a Fund may lose its entire investment.

Illiquid Investments Risk. Illiquid investments may be more difficult to purchase or sell at an advantageous price or time. Judgment plays a greater role in pricing these investments than it does in pricing investments having more active markets, and there is a greater risk that the investments may not be sold for the price at which a Fund is carrying them.

Social Investing Risk. A Fund’s social policy could cause it to underperform similar funds that do not have a social policy. Among the reasons for this are: the social policy could cause the Fund to sell or avoid stocks that subsequently perform well; undervalued stocks that do not meet the social criteria could outperform those that do; or economic or political changes could make certain companies less attractive for investment.

High Portfolio Turnover. A Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs, may adversely affect the Fund’s performance and may generate a greater amount of capital gain distributions to shareholders than if the Fund had a low portfolio turnover rate. With a high portfolio turnover rate, it is possible that a Fund may distribute sizable capital gain distributions to shareholders, regardless of the Fund’s performance.

Risk Management. Management undertakes certain analyses with the intention of identifying particular types of risks and reducing a Fund’s exposure to them. However, risk is an essential part of investing, and the degree of return an investor might expect is often tied to the degree of risk the investor is willing to accept. By its very nature, risk involves exposure to the possibility of adverse events. Accordingly, no risk management program can eliminate a Fund’s exposure to such events; at best, it can only reduce the possibility that the Fund will be affected by adverse events, and especially those risks that are not intrinsic to the Fund’s investment program. While the prospectus describes material risk factors associated with a Fund’s investment program, there is no assurance that as a particular situation unfolds in the markets, the Portfolio Managers will identify all of the risks that might affect the Fund, rate their probability or potential magnitude correctly, or be able to take appropriate measures to reduce the Fund’s exposure to them. Measures taken with the intention of decreasing exposure to identified risks might have the unintended effect of increasing exposure to other risks.

Recent Market Conditions. The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign, and in the net asset values of many mutual funds, including to some extent the Funds. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or get worse. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of governmental support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Changes in market conditions will not have the same impact on all types of securities.

Information about Additional Risks

A Fund may engage in certain practices and invest in certain securities in addition to those described as its “principal investment strategies” in its Fund Summary section. For example, to the extent that a Fund engages in borrowing or uses derivatives or invests in foreign securities, it will be subject to the additional risks associated with these practices and securities.

Borrowing and using derivatives could create investment leverage, meaning that certain gains or losses could be amplified, increasing share price movements. If a Fund were to use certain derivatives to gain stock market exposure for excess cash holdings, it would increase its risk of loss.

Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Global Thematic Opportunities Fund, Neuberger Berman Greater China Equity Fund, Neuberger Berman International Equity Fund, Neuberger Berman International Large Cap Fund and Neuberger Berman Multi-Cap Opportunities Fund each may use derivatives for hedging as well as for speculation. A derivative instrument, whether used for hedging or for speculation, could fail to perform as expected, causing a loss for a Fund.

Foreign securities, including the securities issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities, and can fluctuate more widely in price, and may also be less liquid than, comparable U.S. securities. Securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries.

In addition, a Fund may be an investment option for a Neuberger Berman mutual fund that is managed as a “fund of funds.” As a result, from time to time, a Fund may experience relatively large redemptions or investments and could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

When a Fund anticipates adverse market, economic, political or other conditions, or receives large cash inflows, it may temporarily depart from its goal and use a different investment strategy (including leaving a significant portion of its assets uninvested) for defensive purposes. Doing so could help a Fund avoid losses, but may mean lost opportunities. In addition, different factors could affect a Fund’s performance and a Fund may not achieve its goal.

Please see the Statement of Additional Information for more information.

Descriptions of Indices

The FTSE NAREIT All Equity REITs Index is an unmanaged index of all equity REITs currently listed on the New York Stock Exchange, NASDAQ National Market System and the NYSE MKT. REITS are classified as Equity REITs if 75% or more of their gross unvested book assets are invested directly or indirectly in real property.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets.

The MSCI EAFE Index is an unmanaged index of stocks from Europe, Australasia, and the Far East.

The MSCI Emerging Markets Index is an unmanaged index designed to measure equity market performance in the global emerging markets.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Russell 1000 Growth Index is an unmanaged index of U.S. mid- and large-cap growth stocks.

The Russell 1000 Value Index is an unmanaged index of U.S. mid- and large-cap value stocks.

The Russell 2000 Growth Index is an unmanaged index of U.S. small-cap growth stocks.

The Russell 2000 Index is an unmanaged index of U.S. small-cap stocks.

The Russell 2000 Value Index is an unmanaged index of U.S. small-cap value stocks.

The Russell Midcap Growth Index is an unmanaged index of U.S. mid-cap growth stocks.

The Russell Midcap Index is an unmanaged index of U.S. mid-cap stocks.

The Russell Midcap Value Index is an unmanaged index of U.S. mid-cap value stocks.

The S&P 500 Index is an unmanaged index of U.S. large-cap stocks.

Management of the Funds

Investment Manager

Neuberger Berman Management LLC (the “Manager”), located at 605 Third Avenue, 2nd Floor, New York, NY 10158, is each Fund’s investment manager, administrator, and distributor. Pursuant to an investment advisory agreement, the Manager is responsible for choosing a Fund’s investments and handling its day-to-day business. The Manager carries out its duties subject to the policies established by the Board of Trustees. The investment advisory agreement establishes the fees a Fund pays to the Manager for its services as the Fund’s investment manager and the expenses paid directly by the Fund. For each Fund (except Neuberger Berman Greater China Equity Fund), the Manager engages Neuberger Berman LLC, located at 605 Third Avenue, 2nd Floor, New York, NY 10158, as sub-adviser to provide investment recommendations, research and related services. For Neuberger Berman Greater China Equity Fund, the Manager engages Neuberger Berman Asia Limited (“NB Asia”), located at Jardine House, 1 Connaught Place, Suites 2010-2020, 20th Floor, Central Hong Kong, as sub-adviser to provide investment recommendations, research and related services. Together, the Neuberger Berman affiliates manage approximately $227 billion in total assets (as of 9/30/2013) and continue an asset management history that began in 1939.

A discussion regarding the basis for the approval of each Fund's (except Neuberger Berman Greater China Equity Fund's) investment advisory and sub-advisory agreements by the Board of Trustees is available in the Funds' semi-annual report dated February 2013. A discussion regarding the basis for the approval of Neuberger Berman Greater China Equity Fund's investment advisory and sub-advisory agreements by the Board of Trustees is available in the Fund's annual report dated August 2013.

The Manager has obtained “manager of managers” exemptive relief from the SEC that permits the Manager, subject to the approval of the Board of Trustees, to appoint an unaffiliated subadviser or to change the terms of a subadvisory agreement with an unaffiliated subadviser for Neuberger Berman Greater China Equity Fund without first obtaining shareholder approval. The exemptive order permits Neuberger Berman Greater China Equity Fund to add or to change unaffiliated subadvisers or to change the fees paid to such subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. Under this order, the Manager has ultimate responsibility (subject to oversight by the Board) to oversee the subadvisers and recommend their hiring, termination, and replacement. It is not expected that the Manager would normally recommend replacement of an affiliated subadviser as part of its oversight responsibilities. Neuberger Berman Greater China Equity Fund will notify shareholders of any change in the identity of a subadviser or the addition of a subadviser to the Fund.

Neuberger Berman Emerging Markets Equity Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 1.25%, 1.25% and 1.14%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Equity Income Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.72%, 0.72% and 0.61%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Focus Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.79%, 0.79% and 0.68%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Genesis Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager by the Fund’s Institutional Class were 0.81% of its average net assets.

Neuberger Berman Global Equity Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 1.01%, 1.01% and 0.90%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Global Thematic Opportunities Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 1.11%, 1.11% and 1.00%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Greater China Equity Fund: The Fund pays the Manager a fee at the annual rate of 1.10% of the first $1 billion of the Fund's average daily net assets, and 0.950% of average daily net assets in excess of $1 billion for investment management services. Each of Class A, Class C and Institutional Class of the Fund pays the Manager a fee at the annual rate of 0.26%, 0.26% and 0.15%, respectively, of the Fund's average daily net assets allocable to the class for administrative services provided to the class.

Neuberger Berman Guardian Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.76%, 0.76% and 0.65%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman International Equity Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.95%, 0.95% and 0.84%, respectively, of average net assets, after voluntary waiver, for Class A, Class C and Institutional Class.

Effective January 28, 2013, the Manager has voluntarily agreed to waive its management fee in the amount of 0.18% of the average daily net assets of the Fund. The Manager may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund.

Neuberger Berman International Large Cap Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.81%, 0.81% and 0.70%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Intrinsic Value Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 1.11%, 1.11% and 1.00%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Large Cap Disciplined Growth Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.79%, 0.79% and 0.68%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Large Cap Value Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.75%, 0.75% and 0.64%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Mid Cap Growth Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.79%, 0.79% and 0.68%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Mid Cap Intrinsic Value Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.50%, 0.50% and 0.39%, respectively, of average net assets for Class A, Class C and Institutional Class, after voluntary waiver.

Effective May 1, 2013, the Manager has voluntarily agreed to waive its management fee in the amount of 0.36% of the average daily net assets of the Fund. The Manager may, at its sole discretion, modify or terminate this voluntary waiver without notice to the Fund. Effective February 1, 2013, the Manager had voluntarily agreed to waive its management fee in the amount of 0.33% of the average daily net assets of the Fund. Effective December 1, 2012, the Manager had voluntarily agreed to waive its management fee in the amount of 0.28% of the average daily net assets of the Fund.

Neuberger Berman Multi-Cap Opportunities Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.82%, 0.82% and 0.71%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Real Estate Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 1.06%, 1.06% and 0.95%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Select Equities Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.81%, 0.81% and 0.70%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Small Cap Growth Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 1.11%, 1.11%, and 1.00% respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Socially Responsive Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.74%, 0.74% and 0.63%, respectively, of average net assets for Class A, Class C and Institutional Class.

Neuberger Berman Value Fund: For the 12 months ended 8/31/2013, the management/administration fees paid to the Manager were 0.81%, 0.81% and 0.70%, respectively, of average net assets for Class A, Class C and Institutional Class.

Portfolio Managers

Please see the Statement of Additional Information for additional information about each Portfolio Manager’s compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager’s ownership of shares in the Fund(s) that he or she manages.

Neuberger Berman Emerging Markets Equity Fund

Conrad Saldanha, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Saldanha joined the firm in 2008 and is a Portfolio Manager for the Global Equity team and is responsible for Emerging Market equities. He has managed the Fund since its inception in 2008. Prior to joining the firm, he held several positions at another asset manager from 1996 and, most recently, was vice president and co-portfolio manager on the Global Emerging Markets product, as well as the portfolio manager for the Indian Equity strategy for this asset manager. Prior positions with this asset manager include vice president for International and European equities and analyst for International, European and Emerging equities.

Neuberger Berman Equity Income Fund

Richard Levine is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been a Portfolio Manager with the firm since 1989 and has served as Portfolio Manager since the Fund’s inception in 2006.

Anthony Gleason, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been a Portfolio Manager with the firm since 1999 and has served as Portfolio Manager since the Fund’s inception in 2006.

Alexandra Pomeroy is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. She has been a Portfolio Manager with the firm since 2005 and has served as Portfolio Manager since the Fund’s inception in 2006.

William Hunter is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Hunter joined the firm in 2006 and has been an Associate Portfolio Manager of the Fund since 2012.

Neuberger Berman Focus Fund

Timothy Creedon, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Creedon joined the firm in 2005 and has been a Portfolio Manager of the Fund since 2011. He is the Director of Research for the Global Equity Research Department.

David Levine, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Levine joined the firm in 1995 and has been a Portfolio Manager of the Fund since 2008. He is a Portfolio Manager of the Large Cap Value Team of Neuberger Berman LLC.

Neuberger Berman Genesis Fund

Judith M. Vale and Robert W. D’Alelio are Managing Directors of Neuberger Berman Management LLC and Neuberger Berman LLC. Ms. Vale and Mr. D’Alelio have been senior members of the Small Cap Group since 1992 and 1996, respectively. Ms. Vale has co-managed the Fund’s assets since 1994. Mr. D’Alelio joined the firm in 1996 and has co-managed the Fund’s assets since 1997.

Michael L. Bowyer and Brett S. Reiner are Managing Directors of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Bowyer and Mr. Reiner have been members of the Small Cap Group since 2001 and 2003, respectively. Mr. Bowyer joined the firm in 1996 and Mr. Reiner joined the firm in 2000. They are the Associate Portfolio Managers of the Fund and have co-managed the Fund's assets since 2005.

Neuberger Berman Global Equity Fund

Benjamin Segal is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Segal joined the firm in 1999 and has been a Portfolio Manager of the Fund since its inception in 2011.

Saurin D. Shah is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Shah joined the firm in 2008 and has been a Portfolio Manager of the Fund since its inception in 2011. Prior to joining the firm, he worked as an equity research analyst at another leading financial services firm since 2005.

Neuberger Berman Global Thematic Opportunities Fund

Anthony Gleason, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been a Portfolio Manager with the firm since 1999 and has served as Portfolio Manager since the Fund’s inception in 2011.

Alexandra Pomeroy is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. She has been a Portfolio Manager with the firm since 2005 and has served as Portfolio Manager since the Fund’s inception in 2011.

William Hunter is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Hunter joined the firm in 2006 and has been a Portfolio Manager of the Fund since its inception in 2011.

Richard Levine is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been a Portfolio Manager with the firm since 1989 and has served as Portfolio Manager since the Fund’s inception in 2011.

Neuberger Berman Greater China Equity Fund

Lihui Tang, CFA, is a Managing Director of NBM and NB Asia. He joined the firm in 2008. Based in Hong Kong, Lihui is the Portfolio Manager for the Greater China Equity Team. Previously, he was a senior vice president at Avenue Capital, where he was a portfolio manager for the Avenue Greater China Equity Funds team. Prior to that, he was a portfolio manager and deputy head of research at Hua An Fund Management, where he managed two active funds with combined assets under management of approximately USD $1 billion. These funds received numerous awards from Morningstar, Lipper and Chinese publications. Before joining Hua An, he was a research analyst with SYWG Securities in Shanghai, responsible for the pharmaceutical sector. Prior to that, he was also a research analyst with Da Peng Securities in the real estate and building materials industries. Mr. Tang has managed the Fund since the Fund's inception.

Yulin (Frank) Yao, is a Managing Director of NBM and NB Asia. Mr. Yao is also Vice Chairman of Asia and Senior Portfolio Manager for the Greater China Investment Team. He joined the firm in 2008, and is based in the Hong Kong office. Previously, he was a Managing Director and Senior Portfolio Manager at Avenue Capital where he was responsible for directing the investment activities of the Avenue Greater China Equity Funds. From 2004 to 2007, he was an Executive Vice President and Chief Investment Officer at Hua An Fund Management where he managed a team of over 40 investment professionals with overall responsibility for investment, research and trading for RMB 50 billion (or US$7 billion) assets. Mr. Yao has managed the Fund since the Fund's inception.

Neuberger Berman Guardian Fund

Arthur Moretti, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He joined each firm in 2001 and has been a Portfolio Manager of the Fund since December 2002.

Ingrid S. Dyott is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. She has been an Associate Portfolio Manager of the Fund since 2003 and has been a Portfolio Manager at Neuberger Berman since 1997.

Sajjad S. Ladiwala, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Portfolio Manager of the Fund since 2003.

Mamundi Subhas, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Portfolio Manager of the Fund since 2008. He joined the firm in 2001.

Neuberger Berman International Equity Fund

Benjamin Segal is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Segal joined the firms in 1999 and has been the Portfolio Manager of the Fund since its inception in 2005.

Neuberger Berman International Large Cap Fund

Benjamin Segal is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Segal joined the firms in 1999 and has been the Portfolio Manager of the Fund since its inception in 2006.

Neuberger Berman Intrinsic Value Fund

Benjamin H. Nahum is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Nahum joined the firm in 2008. He has co-managed the Fund since its inception in 2010. Prior to joining the firm, Mr. Nahum was a principal and executive vice president at David J. Greene & Co., LLC (“D.J. Greene”), the investment adviser to the Fund’s predecessor partnership and account, from 1991 to 2008. D.J. Greene was acquired by Neuberger Berman in 2008. Mr. Nahum was the portfolio manager of the Fund’s predecessors from 1997 to 2010.

James F. McAree is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. McAree joined the firm in 2008. He has co-managed the Fund since its inception in 2010. Prior to joining the firm, Mr. McAree was a principal and research analyst at D.J. Greene, the investment adviser to the Fund’s predecessor partnership and account, from 2005 to 2008. D.J. Greene was acquired by Neuberger Berman in 2008. Mr. McAree was a research analyst for the Fund’s predecessors from 2005 to 2010.

Amit Solomon, PhD, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Solomon joined the firm in 2008. He has co-managed the Fund since its inception in 2010. Prior to joining the firm, Mr. Solomon was a principal and senior research analyst at D.J. Greene, the investment adviser to the Fund’s predecessor partnership and account, from 2002 to 2008. D.J. Greene was acquired by Neuberger Berman in 2008. Mr. Solomon was a research analyst for the Fund’s predecessors from 2002 to 2010.

Neuberger Berman Large Cap Disciplined Growth Fund

Daniel H. Rosenblatt is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Rosenblatt joined the firms in 1990 and has been a Portfolio Manager of the Fund since 2007.

John J. Barker is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Barker joined the firms in 1994 and has been a Portfolio Manager of the Fund since 2007.

Neuberger Berman Large Cap Value Fund

Eli M. Salzmann is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Salzmann has been the Portfolio Manager of the Fund since December 2011. Prior to joining the firm, Mr. Salzmann spent nearly 14 years at another investment manager where he was a Partner, Director of Large-Cap Value and a portfolio manager specializing in U.S. Large-Cap Value strategies.

Neuberger Berman Mid Cap Growth Fund

Kenneth J. Turek is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Turek has been the Portfolio Manager of the Fund since 2003.

Neuberger Berman Mid Cap Intrinsic Value Fund

Michael C. Greene is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Greene joined the firm in 2008. He has been the Portfolio Manager of the Fund since December 2011. Prior to joining the firm, Mr. Greene was chief executive officer and chief investment officer from 1985 to 2008 at another investment adviser that was acquired by Neuberger Berman in 2008.

Neuberger Berman Multi-Cap Opportunities Fund

Richard S. Nackenson is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He is also a Senior Portfolio Manager for separate accounts at Neuberger Berman. He has been the Portfolio Manager of the Fund since 2009. Mr. Nackenson joined the firm in 1999.

Neuberger Berman Real Estate Fund

Steve S. Shigekawa is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been co-Portfolio Manager of the Fund since 2008 and was an Associate Portfolio Manager of the Fund from 2005 to 2008. Prior to that, he was an analyst with the firm covering REIT securities since 2002.

Brian Jones, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been co-Portfolio Manager of the Fund since 2008. Prior to that, he was an Associate Portfolio Manager for separately managed accounts investing in REIT securities since 2007.

Neuberger Berman Select Equities Fund

Gerald Kaminsky is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Kaminsky joined the firms in 1999 and has been a Portfolio Manager of the Fund since its inception.

Michael Kaminsky is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Kaminsky joined the firms in 1996 and has been a Portfolio Manager of the Fund since its inception.

Richard Werman is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Werman joined the firms in 2002 and has been a Portfolio Manager of the Fund since its inception.

Mindy Schwartzapfel is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. Ms. Schwartzapfel joined the firms in 1998 and has been an Associate Portfolio Manager of the Fund since its inception.

James “J.J.” Gartland is a Managing Director of Neuberger Management LLC and Neuberger Berman LLC. Mr. Gartland joined the firms in 2000 and has been a Portfolio Manager of the Fund since 2011. Prior to that, he was a Research Analyst for the Fund.

Neuberger Berman Small Cap Growth Fund

David H. Burshtan is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Burshtan has been the Portfolio Manager of the Fund since 2003.

Neuberger Berman Socially Responsive Fund

Arthur Moretti, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He joined each firm and has been the Portfolio Manager of the Fund since 2001.

Ingrid S. Dyott is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. She has been co-Portfolio Manager of the Fund since 2003 and before that was an Associate Portfolio Manager of the Fund since 1997.

Sajjad S. Ladiwala, CFA, is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Portfolio Manager of the Fund since 2003.

Mamundi Subhas, CFA, is a Senior Vice President of Neuberger Berman Management LLC and Neuberger Berman LLC. He has been an Associate Portfolio Manager of the Fund since 2008. He joined the firm in 2001.

Neuberger Berman Value Fund

Eli M. Salzmann is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Salzmann has been the Portfolio Manager of the Fund since 2011. Prior to joining the firm, Mr. Salzmann spent nearly 14 years at another investment manager where he was a Partner, Director of Large-Cap Value and a portfolio manager specializing in U.S. Large-Cap Value strategies.

Financial Highlights
Neuberger Berman Emerging Markets Equity Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00		14.02	15.57	15.74	14.92
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.15		0.09	0.03	0.08	0.11
	Net gains (losses)—realized and unrealized	4.13		2.50	0.50	(0.85)	0.27
	Subtotal: income from investment operations	4.28		2.59	0.53	(0.77)	0.38
	Redemption fees	0.00		0.00	0.00	—	—
Minus:	Distributions to shareholders
	Income dividends	0.26		0.04	—	0.05	0.03
	Capital gain distributions	—		1.00	0.36	—	—
	Subtotal: distributions to shareholders	0.26		1.04	0.36	0.05	0.03
Equals:	Share price (NAV) at end of year	14.02		15.57	15.74	14.92	15.27

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses – actual(3)		1.53	(5)	1.51	1.50	1.50	1.50
Gross expenses(2)		18.97	(5)(7)	6.71	3.22	2.23	2.00
Net investment income (loss)—actual		1.31	(5)	0.61	0.19	0.53	0.69

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		44.38	(6)	18.58	3.16	(4.84)	2.54
Net assets at end of year (in millions of dollars)		1.8		5.5	4.9	4.1	7.3
Portfolio turnover rate (%)		84	(6)	81	71	78	36

(1)	Period from 10/8/2008 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Organizational expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Emerging Markets Equity Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00		13.96	15.41	15.46	14.61
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.08		(0.10)	(0.02)	(0.02)	0.02
	Net gains (losses)—realized and unrealized	4.12		2.55	0.43	(0.83)	0.24
	Subtotal: income from investment operations	4.20		2.45	0.41	(0.85)	0.26
	Redemption fees	0.00		0.00	0.00	—	—
Minus:	Distributions to shareholders
	Income dividends	0.24		—	—	—	—
	Capital gain distributions	—		1.00	0.36	—	—
	Subtotal: distributions to shareholders	0.24		1.00	0.36	—	—
Equals:	Share price (NAV) at end of year	13.96		15.41	15.46	14.61	14.87

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual(3)		2.28	(5)	2.26	2.26	2.25	2.25
Gross expenses(2)		17.56	(5)(7)	7.05	3.80	2.93	2.73
Net investment income (loss)—actual		0.77	(5)	(0.63)	(0.12)	(0.17)	0.13

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		43.42	(6)	17.62	2.41	(5.50)	1.78
Net assets at end of year (in millions of dollars)		0.2		0.2	1.1	1.4	4.1
Portfolio turnover rate (%)		84	(6)	81	71	78	36

(1)	Period from 10/8/2008 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Organizational expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Emerging Markets Equity Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00		14.05	15.61	15.80	14.99
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.15		0.11	0.18	0.13	0.18
	Net gains (losses)—realized and unrealized	4.16		2.51	0.40	(0.86)	0.24
	Subtotal: income from investment operations	4.31		2.62	0.58	(0.73)	0.42
	Redemption fees	0.00		0.00	0.00	—	—
Minus:	Distributions to shareholders
	Income dividends	0.26		0.06	0.03	0.08	0.07
	Capital gain distributions	—		1.00	0.36	—	—
	Subtotal: distributions to shareholders	0.26		1.06	0.39	0.08	0.07
Equals:	Share price (NAV) at end of year	14.05		15.61	15.80	14.99	15.34

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.28	(5)	1.26	1.26	1.25	1.25
Gross expenses(2)		14.78	(5)(7)	6.65	2.56	1.77	1.60
Net investment income (loss)—actual		1.55	(5)	0.72	1.05	0.89	1.10

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		44.66	(6)	18.76	3.44	(4.53)	2.77
Net assets at end of year (in millions of dollars)		4.0		9.0	107.7	161.7	374.1
Portfolio turnover rate (%)		84	(6)	81	71	78	36

(1)	Period from 10/8/2008 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Organizational expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Equity Income Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.72	8.72	9.99	11.24	11.70
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.25	0.36	0.28	0.30	0.25
	Net gains (losses)—realized and unrealized	(1.99)	1.22	1.41	0.57	0.25
	Subtotal: income from investment operations	(1.74)	1.58	1.69	0.87	0.50
Minus:	Distributions to shareholders
	Income dividends	0.19	0.31	0.44	0.33	0.38
	Capital gain distributions	0.07	—	—	0.08	0.11
	Subtotal: distributions to shareholders	0.26	0.31	0.44	0.41	0.49
Equals:	Share price (NAV) at end of year	8.72	9.99	11.24	11.70	11.71

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		1.16	1.16	1.16	1.13	1.05
Gross expenses(1)		2.31	1.36	1.16	1.07	1.05
Net investment income (loss)—actual		3.15	3.70	2.50	2.70	2.09

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(16.01)	18.36	17.27	8.09	4.32
Net assets at end of year (in millions of dollars)		43.0	176.6	567.0	1,012.3	1,036.4
Portfolio turnover rate (%)		61	29	22	42	70

(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Equity Income Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.71	8.70	9.96	11.18	11.64
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.20	0.31	0.20	0.22	0.16
	Net gains (losses)—realized and unrealized	(2.00)	1.20	1.40	0.58	0.25
	Subtotal: income from investment operations	(1.80)	1.51	1.60	0.80	0.41
Minus:	Distributions to shareholders
	Income dividends	0.14	0.25	0.38	0.26	0.29
	Capital gain distributions	0.07	—	—	0.08	0.11
	Subtotal: distributions to shareholders	0.21	0.25	0.38	0.34	0.40
Equals:	Share price (NAV) at end of year	8.70	9.96	11.18	11.64	11.65

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		1.91	1.91	1.91	1.84	1.80
Gross expenses(1)		2.80	2.12	1.90	1.82	1.80
Net investment income (loss)—actual		2.46	3.15	1.81	1.98	1.34

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(16.60)	17.59	16.31	7.40	3.58
Net assets at end of year (in millions of dollars)		4.3	44.0	233.2	380.4	465.7
Portfolio turnover rate (%)		61	29	22	42	70

(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Equity Income Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.72	8.74	10.02	11.28	11.74
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.34	0.40	0.33	0.35	0.30
	Net gains (losses)—realized and unrealized	(2.04)	1.22	1.41	0.57	0.25
	Subtotal: income from investment operations	(1.70)	1.62	1.74	0.92	0.55
Minus:	Distributions to shareholders
	Income dividends	0.21	0.34	0.48	0.38	0.42
	Capital gain distributions	0.07	—	—	0.08	0.11
	Subtotal: distributions to shareholders	0.28	0.34	0.48	0.46	0.53
Equals:	Share price (NAV) at end of year	8.74	10.02	11.28	11.74	11.76

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		0.80	0.80	0.80	0.71	0.68
Gross expenses(1)		1.32	1.01	0.76	0.70	0.68
Net investment income (loss)—actual		3.97	4.09	2.93	3.10	2.45

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(15.54)	18.81	17.70	8.49	4.79
Net assets at end of year (in millions of dollars)		18.9	100.9	701.7	1,213.6	1,439.4
Portfolio turnover rate (%)		61	29	22	42	70

(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Focus Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	12.97		11.73	13.67	15.71
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.03		0.10	0.09	0.10
	Net gains (losses)—realized and unrealized	(1.27)		1.95	2.07	3.71
	Subtotal: income from investment operations	(1.24)		2.05	2.16	3.81
Minus:	Distributions to shareholders
	Income dividends	—		0.11	0.12	0.14
	Subtotal: distributions to shareholders	—		0.11	0.12	0.14
Equals:	Share price (NAV) at end of year	11.73		13.67	15.71	19.38

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.11	(5)	1.11	1.11	1.11
Gross expenses(2)		37.28	(5)	2.20	1.22	1.19
Net investment income (loss)—actual		1.44	(5)	0.66	0.61	0.56

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(9.56	)(6)	17.43	15.96	24.47
Net assets at end of year (in millions of dollars)		0.0		0.4	0.7	1.9
Portfolio turnover rate (%)		89	(7)	113	96	79

(1)	Period from 6/21/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2010.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Focus Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	8.94		8.07	9.32	10.62
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.01		(0.02)	(0.02)	(0.02)
	Net gains (losses)—realized and unrealized	(0.88)		1.36	1.41	2.51
	Subtotal: income from investment operations	(0.87)		1.34	1.39	2.49
Minus:	Distributions to shareholders
	Income dividends	—		0.09	0.09	0.08
	Subtotal: distributions to shareholders	—		0.09	0.09	0.08
Equals:	Share price (NAV) at end of year	8.07		9.32	10.62	13.03

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.86	(5)	1.86	1.86	1.86
Gross expenses(2)		38.06	(5)	2.92	1.97	1.94
Net investment income (loss)—actual		0.69	(5)	(0.16)	(0.17)	(0.20)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(9.73	)(6)	16.62	15.04	23.61
Net assets at end of year (in millions of dollars)		0.0		0.3	0.3	0.6
Portfolio turnover rate (%)		89	(7)	113	96	79

(1)	Period from 6/21/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2010.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Focus Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	17.77		16.08	18.84	21.76
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.06		0.21	0.19	0.24
	Net gains (losses)—realized and unrealized	(1.75)		2.66	2.87	5.14
	Subtotal: income from investment operations	(1.69)		2.87	3.06	5.38
Minus:	Distributions to shareholders
	Income dividends	—		0.11	0.14	0.19
	Subtotal: distributions to shareholders	—		0.11	0.14	0.19
Equals:	Share price (NAV) at end of year	16.08		18.84	21.76	26.95

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual(3)		0.75	(5)	0.75	0.75	0.75
Gross expenses(2)		36.90	(5)	0.85	0.80	0.77
Net investment income (loss)—actual		1.80	(5)	1.03	0.97	0.96

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(9.51	)(6)	17.85	16.39	24.89
Net assets at end of year (in millions of dollars)		0.0		4.9	6.9	22.6
Portfolio turnover rate (%)		89	(7)	113	96	79

(1)	Period from 6/21/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2010.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Genesis Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	48.09	33.64	36.56	47.48	48.71
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.06	0.04	0.45	0.24	0.46
	Net gains (losses)—realized and unrealized	(12.70)	2.88	10.47	2.73	10.81
	Subtotal: income from investment operations	(12.64)	2.92	10.92	2.97	11.27
Minus:	Distributions to shareholders
	Income dividends	—	—	—	0.59	0.25
	Capital gain distributions	1.81	—	—	1.15	2.11
	Subtotal: distributions to shareholders	1.81	—	—	1.74	2.36
Equals:	Share price (NAV) at end of year	33.64	36.56	47.48	48.71	57.62

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		0.85	0.85	0.87	0.85	0.85
Gross expenses(1)		0.87	0.87	0.89	0.86	0.85
Net investment income (loss)—actual		0.18	0.11	0.97	0.49	0.87

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return(%)(3)		(25.55)	8.68	29.87	6.51	24.12
Net assets at end of year (in millions of dollars)		3,283.0	3,571.8	4,975.0	5,707.1	5,989.3
Portfolio turnover rate (%)		12	16	18	15	20
(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Global Equity Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2011(1)		2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00		9.09	8.48
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.01)		0.04	0.03
	Net gains (losses)—realized and unrealized	(0.90)		0.11	0.92
	Subtotal: income from investment operations	(0.91)		0.15	0.95
Minus:	Distributions to shareholders
	Income dividends	—		0.30	—
	Tax return of capital	—		0.46	—
	Subtotal: distributions to shareholders	—		0.76	—
Equals:	Share price (NAV) at end of year	9.09		8.48	9.43

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.51	(5)	1.51	1.51
Gross expenses(2)		69.65	(5)(7)	11.83	5.67
Net investment income (loss)—actual		(0.53	)(5)	0.54	0.34

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(9.10	)(6)	2.51	11.20
Net assets at end of year (in millions of dollars)		0.1		0.1	0.1
Portfolio turnover rate (%)		8	(6)	62	43

(1)	Period from 6/30/2011 (beginning of operations) to 8/31/2011.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Global Equity Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2011(1)		2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00		9.08	8.41
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.02)		(0.02)	(0.03)
	Net gains (losses)—realized and unrealized	(0.90)		0.11	0.90
	Subtotal: income from investment operations	(0.92)		0.09	0.87
Minus:	Distributions to shareholders
	Income dividends	—		0.30	—
	Tax return of capital	—		0.46	—
	Subtotal: distributions to shareholders	—		0.76	—
Equals:	Share price (NAV) at end of year	9.08		8.41	9.28

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual(3)		2.26	(5)	2.26	2.26
Gross expenses(2)		74.49	(5)(7)	12.88	6.50
Net investment income (loss)—actual		(1.31	)(5)	(0.30)	(0.36)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(9.20	)(6)	1.77	10.34
Net assets at end of year (in millions of dollars)		0.0		0.0	0.1
Portfolio turnover rate (%)		8	(6)	62	43

(1)	Period from 6/30/2011 (beginning of operations) to 8/31/2011.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Global Equity Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2011(1)		2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00		9.10	8.50
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.00)		0.09	0.06
	Net gains (losses) —realized and unrealized	(0.90)		0.09	0.93
	Subtotal: income from investment operations	(0.90)		0.18	0.99
Minus:	Distributions to shareholders
	Income dividends	—		0.32	—
	Tax return of capital	—		0.46	—
	Subtotal: distributions to shareholders	—		0.78	—
Equals:	Share price (NAV) at end of year	9.10		8.50	9.49

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss) —as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses — actual(3)		1.15	(5)	1.15	1.15
Gross expenses(2)		55.68	(5)(7)	10.85	5.16
Net investment income (loss) — actual		(0.20	)(5)	1.12	0.63

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(9.00	)(6)	2.82	11.65
Net assets at end of year (in millions of dollars)		0.8		4.3	33.5
Portfolio turnover rate (%)		8	(6)	62	43

(1)	Period from 6/30/2011 (beginning of operations) to 8/31/2011.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract.  The impact of expense reductions related to expense offset arrangements, if any, was less than. 01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Global Thematic Opportunities Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2011(1)		2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00		9.44	8.70
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.01)		0.02	0.02
	Net gains (losses)—realized and unrealized	(0.55)		(0.75)	0.78
	Subtotal: income from investment operations	(0.56)		(0.73)	0.80
Minus:	Distributions to shareholders
	Income dividends	—		0.01	0.03
	Subtotal: distributions to shareholders	—		0.01	0.03
Equals:	Share price (NAV) at end of year	9.44		8.70	9.47

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.61	(5)	1.61	1.61
Gross expenses(2)		13.72	(5)(7)	2.25	2.00
Net investment income (loss)—actual		(0.50	)(5)	0.27	0.23

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(5.60	)(6)	(7.68)	9.20
Net assets at end of year (in millions of dollars)		0.2		0.6	0.6
Portfolio turnover rate (%)		11	(6)	57	98

(1)	Period from 6/30/2011 (beginning of operations) to 8/31/2011.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Global Thematic Opportunities Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2011(1)		2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00		9.42	8.63
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.02)		(0.05)	(0.05)
	Net gains (losses)—realized and unrealized	(0.56)		(0.73)	0.77
	Subtotal: income from investment operations	(0.58)		(0.78)	0.72
Minus:	Distributions to shareholders
	Income dividends	—		0.01	—
	Subtotal: distributions to shareholders	—		0.01	—
Equals:	Share price (NAV) at end of year	9.42		8.63	9.35

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual(3)		2.36	(5)	2.36	2.36
Gross expenses(2)		21.31	(5)(7)	3.11	2.84
Net investment income (loss)—actual		(1.32	)(5)	(0.57)	(0.59)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(5.80	)(6)	(8.25)	8.34
Net assets at end of year (in millions of dollars)		0.1		0.1	0.1
Portfolio turnover rate (%)		11	(6)	57	98

(1)	Period from 6/30/2011 (beginning of operations) to 8/31/2011.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Global Thematic Opportunities Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2011(1)		2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00		9.44	8.74
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.00)		0.05	0.05
	Net gains (losses)—realized and unrealized	(0.56)		(0.73)	0.78
	Subtotal: income from investment operations	(0.56)		(0.68)	0.83
Minus:	Distributions to shareholders
	Income dividends	—		0.02	0.05
	Subtotal: distributions to shareholders	—		0.02	0.05
Equals:	Share price (NAV) at end of year	9.44		8.74	9.52

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.25	(5)	1.25	1.25
Gross expenses(2)		4.83	(5)(7)	1.84	1.59
Net investment income (loss)—actual		(0.14	)(5)	0.56	0.53

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(5.60	)(6)	(7.22)	9.53
Net assets at end of year (in millions of dollars)		27.4		49.8	73.1
Portfolio turnover rate (%)		11	(6)	57	98

(1)	Period from 6/30/2011 (beginning of operations) to 8/31/2011.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Greater China Equity Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2013(1)

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00
Plus:	Income from investment operations
	Net investment income (loss)(7)	(0.02)
	Net gains (losses)—realized and unrealized	0.18
	Subtotal: income from investment operations	0.16
Minus:	Distributions to shareholders
	Income dividends	—
	Tax return of capital	—
	Subtotal: distributions to shareholders	—
Equals:	Share price (NAV) at end of year	10.16

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual		1.86	(4)(6)
Gross expenses(2)		17.58	(4)(6)
Net investment income (loss)—actual		(1.65	)(4)(6)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		1.60	(5)
Net assets at end of year (in millions of dollars)		0.1
Portfolio turnover rate (%)		20	(5)

(1)	Period from 7/17/2013 (beginning of operations) to 8/31/2013.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(7)	Calculated based on the average number of shares outstanding during the fiscal period.

Financial Highlights
Neuberger Berman Greater China Equity Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2013(1)

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00
Plus:	Income from investment operations
	Net investment income (loss)(7)	(0.03)
	Net gains (losses)—realized and unrealized	0.18
	Subtotal: income from investment operations	0.15
Minus:	Distributions to shareholders
	Income dividends	—
	Tax return of capital	—
	Subtotal: distributions to shareholders	—
Equals:	Share price (NAV) at end of year	10.15

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual		2.61	(4)(6)
Gross expenses(2)		19.16	(4)(6)
Net investment income (loss)—actual		(2.41	)(4)(6)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		1.50	(5)
Net assets at end of year (in millions of dollars)		0.1
Portfolio turnover rate (%)		20	(5)

(1)	Period from 7/17/2013 (beginning of operations) to 8/31/2013.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(7)	Calculated based on the average number of shares outstanding during the fiscal period.

Financial Highlights
Neuberger Berman Greater China Equity Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2013(1)

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00
Plus:	Income from investment operations
	Net investment income (loss)(7)	(0.02)
	Net gains (losses)—realized and unrealized	0.18
	Subtotal: income from investment operations	0.16
Minus:	Distributions to shareholders
	Income dividends	—
	Tax return of capital	—
	Subtotal: distributions to shareholders	—
Equals:	Share price (NAV) at end of year	10.16

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual		1.50	(4)(6)
Gross expenses(2)		2.80	(4)(6)
Net investment income (loss)—actual		(1.25	)(4)(6)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		1.60	(5)
Net assets at end of year (in millions of dollars)		56.4
Portfolio turnover rate (%)		20	(5)

(1)	Period from 7/17/2013 (beginning of operations) to 8/31/2013.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(7)	Calculated based on the average number of shares outstanding during the fiscal period.

Financial Highlights
Neuberger Berman Guardian Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	8.15		8.75	9.36	11.28	12.24
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.01		0.02	0.06	0.07	0.08
	Net gains (losses)—realized and unrealized	0.59		0.66	1.91	1.00	2.52
	Subtotal: income from investment operations	0.60		0.68	1.97	1.07	2.60
Minus:	Distributions to shareholders
	Income dividends	—		0.07	0.05	0.11	0.19
	Capital gain distributions	—		—	—	—	0.44
	Subtotal: distributions to shareholders	—		0.07	0.05	0.11	0.63
Equals:	Share price (NAV) at end of year	8.75		9.36	11.28	12.24	14.21

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual(3)		1.11	(5)	1.11	1.11	1.11	1.11
Gross expenses(2)		2.24	(5)	1.22	1.15	1.12	1.10
Net investment income (loss)—actual		0.41	(5)	0.23	0.51	0.64	0.62

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		7.36	(6)	7.72	21.06	9.63	22.38
Net assets at end of year (in millions of dollars)		0.5		3.5	10.8	17.6	34.6
Portfolio turnover rate (%)		29	(7)	36	32	26	36

(1)	Period from 5/27/2009 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2009.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Guardian Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	9.21		9.86	10.51	12.60	13.66
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.00		(0.06)	(0.04)	(0.02)	(0.02)
	Net gains (losses)—realized and unrealized	0.65		0.76	2.15	1.13	2.84
	Subtotal: income from investment operations	0.65		0.70	2.11	1.11	2.82
Minus:	Distributions to shareholders
	Income dividends	—		0.05	0.02	0.05	0.08
	Capital gain distributions	—		—	—	—	0.44
	Subtotal: distributions to shareholders	—		0.05	0.02	0.05	0.52
Equals:	Share price (NAV) at end of year	9.86		10.51	12.60	13.66	15.96

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual(3)		1.86	(5)	1.86	1.86	1.86	1.86
Gross expenses(2)		6.27	(5)	2.46	1.90	1.88	1.86
Net investment income (loss)—actual		0.01	(5)	(0.51)	(0.28)	(0.13)	(0.15)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		7.06	(6)	7.08	20.11	8.83	21.43
Net assets at end of year (in millions of dollars)		0.1		0.4	1.1	1.3	2.6
Portfolio turnover rate (%)		29	(7)	36	32	26	36

(1)	Period from 5/27/2009 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2009.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Guardian Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.39		11.16	12.01	14.52	15.83
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.03		0.08	0.12	0.15	0.17
	Net gains (losses)—realized and unrealized	0.74		0.84	2.47	1.29	3.29
	Subtotal: income from investment operations	0.77		0.92	2.59	1.44	3.46
Minus:	Distributions to shareholders
	Income dividends	—		0.07	0.08	0.13	0.23
	Capital gain distributions	—		—	—	—	0.44
	Subtotal: distributions to shareholders	—		0.07	0.08	0.13	0.67
Equals:	Share price (NAV) at end of year	11.16		12.01	14.52	15.83	18.62

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		0.75	(5)	0.75	0.75	0.74	0.73
Gross expenses(2)		5.16	(5)	0.81	0.74	0.74	0.73
Net investment income (loss)—actual		1.12	(5)	0.65	0.77	1.01	1.00

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		7.41	(6)	8.22	21.51	10.03	22.80
Net assets at end of year (in millions of dollars)		0.1		4.3	33.5	60.0	88.9
Portfolio turnover rate (%)		29	(7)	36	32	26	36

(1)	Period from 5/27/2009 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2009.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman International Equity Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2013(1)

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	20.05
Plus:	Income from investment operations
	Net investment income (loss)(7)	0.19
	Net gains (losses)—realized and unrealized	0.45
	Subtotal: income from investment operations	0.64
Minus:	Distributions to shareholders
	Income dividends	—
	Tax return of capital	—
	Subtotal: distributions to shareholders	—
Equals:	Share price (NAV) at end of year	20.69

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual		1.28	(4)
Gross expenses(2)		1.55	(4)
Net investment income (loss)—actual		1.57	(4)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		3.19	(5)
Net assets at end of year (in millions of dollars)		12.8
Portfolio turnover rate (%)		44	(6)

(1)	Period from 1/28/2013 (beginning of operations) to 8/31/2013.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2013.
(7)	Calculated based on the average number of shares outstanding during the fiscal period.

Financial Highlights
Neuberger Berman International Equity Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2013(1)

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	19.97
Plus:	Income from investment operations
	Net investment income (loss)(7)	0.09
	Net gains (losses)—realized and unrealized	0.44
	Subtotal: income from investment operations	0.53
Minus:	Distributions to shareholders
	Income dividends	—
	Tax return of capital	—
	Subtotal: distributions to shareholders	—
Equals:	Share price (NAV) at end of year	20.50

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual		2.08	(4)
Gross expenses(2)		2.51	(4)
Net investment income (loss)—actual		0.74	(4)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		2.65	(5)
Net assets at end of year (in millions of dollars)		1.9
Portfolio turnover rate (%)		44	(6)

(1)	Period from 1/28/2013 (beginning of operations) to 8/31/2013.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(4)	Annualized.
(5)	Not annualized.
(6)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2013.
(7)	Calculated based on the average number of shares outstanding during the fiscal period.

Financial Highlights
Neuberger Berman International Equity Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	9.84	7.53	8.10	9.20	9.15
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.13	0.12	0.16	0.16	0.15
	Net gains (losses)—realized and unrealized	(2.17)	0.56	1.11	(0.10)	1.10
	Subtotal: income from investment operations	(2.04)	0.68	1.27	0.06	1.25
Minus:	Distributions to shareholders
	Income dividends	0.27	0.11	0.17	0.11	0.14
	Capital gain distributions	—	—	—	—	—
	Subtotal: distributions to shareholders	0.27	0.11	0.17	0.11	0.14
Equals:	Share price (NAV) at end of year	7.53	8.10	9.20	9.15	10.26

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		0.81	0.80	0.80	0.84	0.85
Gross expenses(1)		1.26	1.24	1.23	1.16	1.14
Net investment income (loss)—actual		2.01	1.53	1.67	1.88	1.54

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(19.92)	9.05	15.62	0.78	13.82
Net assets at end of year (in millions of dollars)		223.8	168.1	342.6	491.6	770.3
Portfolio turnover rate (%)		98	50	46	33	44

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman International Large Cap Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.12	7.90	8.27	9.30	9.09
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.11	0.10	0.08	0.14	0.11
	Net gains (losses)—realized and unrealized	(2.08)	0.37	1.00	(0.24)	0.98
	Subtotal: income from investment operations	(1.97)	0.47	1.08	(0.10)	1.09
	Redemption fees	0.00	0.00	0.00	—	—
Minus:	Distributions to shareholders
	Income dividends	0.25	0.10	0.05	0.11	0.11
	Capital gain distributions	—	—	—	—	—
	Subtotal: distributions to shareholders	0.25	0.10	0.05	0.11	0.11
Equals:	Share price (NAV) at end of year	7.90	8.27	9.30	9.09	10.07

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		1.29	1.24	1.24	1.24	1.24
Gross expenses(1)		2.17	1.52	1.39	1.39	1.36
Net investment income (loss)—actual		1.63	1.24	0.81	1.56	1.16

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(18.83)	5.87	13.06	(0.96)	12.08
Net assets at end of year (in millions of dollars)		4.0	9.3	5.2	8.3	9.3
Portfolio turnover rate (%)		90	45	54	29	50
(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman International Large Cap Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.06	7.87	8.20	9.17	8.98
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.08	0.04	0.05	0.06	0.04
	Net gains (losses)—realized and unrealized	(2.08)	0.36	0.95	(0.21)	0.97
	Subtotal: income from investment operations	(2.00)	0.40	1.00	(0.15)	1.01
	Redemption fees	0.00	0.00	0.00	—	—
Minus:	Distributions to shareholders
	Income dividends	0.19	0.07	0.03	0.04	0.06
	Capital gain distributions	—	—	—	—	—
	Subtotal: distributions to shareholders	0.19	0.07	0.03	0.04	0.06
Equals:	Share price (NAV) at end of year	7.87	8.20	9.17	8.98	9.93

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		2.01	2.01	2.00	2.00	2.00
Gross expenses(1)		3.94	2.29	2.14	2.13	2.09
Net investment income (loss)—actual		1.23	0.45	0.57	0.65	0.36

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(19.34)	5.02	12.19	(1.64)	11.23
Net assets at end of year (in millions of dollars)		0.4	1.5	2.1	3.7	4.0
Portfolio turnover rate (%)		90	45	54	29	50

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman International Large Cap Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.15	7.93	8.32	9.36	9.14
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.14	0.12	0.16	0.15	0.14
	Net gains (losses)—realized and unrealized	(2.09)	0.38	0.96	(0.23)	1.00
	Subtotal: income from investment operations	(1.95)	0.50	1.12	(0.08)	1.14
	Redemption fees	0.00	0.00	0.00	—	—
Minus:	Distributions to shareholders
	Income dividends	0.27	0.11	0.08	0.14	0.14
	Capital gain distributions	—	—	—	—	—
	Subtotal: distributions to shareholders	0.27	0.11	0.08	0.14	0.14
Equals:	Share price (NAV) at end of year	7.93	8.32	9.36	9.14	10.14

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		0.92	0.90	0.90	0.90	0.90
Gross expenses(1)		1.30	1.12	1.01	0.99	0.97
Net investment income (loss)—actual		2.00	1.45	1.60	1.76	1.44

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(18.57)	6.29	13.39	(0.65)	12.56
Net assets at end of year (in millions of dollars)		67.7	129.5	161.5	172.0	200.6
Portfolio turnover rate (%)		90	45	54	29	50

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Intrinsic Value Fund—Class A

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00		9.40	10.22	10.16
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.00)		(0.09)	(0.05)	0.00
	Net gains (losses)—realized and unrealized	(0.60)		1.34	1.07	2.67
	Subtotal: income from investment operations	(0.60)		1.25	1.02	2.67
Minus:	Distributions to shareholders
	Income dividends	—		0.03	—	—
	Capital gain distributions	—		0.40	1.08	0.18
	Subtotal: distributions to shareholders	—		0.43	1.08	0.18
Equals:	Share price (NAV) at end of year	9.40		10.22	10.16	12.65

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.36	(5)	1.36	1.36	1.36
Gross expenses(2)		2.11	(5)(7)	1.65	1.61	1.58
Net investment income (loss)—actual		(0.02	)(5)	(0.73)	(0.51)	0.01

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(6.00	)(6)	12.74	11.62	26.61
Net assets at end of year (in millions of dollars)		0.6		8.6	8.4	13.9
Portfolio turnover rate (%)		19	(6)	44	30	25

(1)	Period from 5/10/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Intrinsic Value Fund—Class C

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00		9.38	10.14	10.00
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.02)		(0.17)	(0.12)	(0.08)
	Net gains (losses)—realized and unrealized	(0.60)		1.34	1.06	2.61
	Subtotal: income from investment operations	(0.62)		1.17	0.94	2.53
Minus:	Distributions to shareholders
	Income dividends	—		0.01	—	—
	Capital gain distributions	—		0.40	1.08	0.18
	Subtotal: distributions to shareholders	—		0.41	1.08	0.18
Equals:	Share price (NAV) at end of year	9.38		10.14	10.00	12.35

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		2.11	(5)	2.11	2.11	2.11
Gross expenses(2)		3.09	(5)(7)	2.34	2.35	2.31
Net investment income (loss)—actual		(0.79	)(5)	(1.48)	(1.25)	(0.70)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(6.20	)(6)	11.91	10.87	25.62
Net assets at end of year (in millions of dollars)		0.0		5.5	6.9	10.3
Portfolio turnover rate (%)		19	(6)	44	30	25

(1)	Period from 5/10/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Intrinsic Value Fund—Institutional Class

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.00		9.41	10.26	10.26
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.01		(0.04)	(0.01)	0.05
	Net gains (losses)—realized and unrealized	(0.60)		1.32	1.09	2.68
	Subtotal: income from investment operations	(0.59)		1.28	1.08	2.73
Minus:	Distributions to shareholders
	Income dividends	—		0.03	—	—
	Capital gain distributions	—		0.40	1.08	0.18
	Subtotal: distributions to shareholders	—		0.43	1.08	0.18
Equals:	Share price (NAV) at end of year	9.41		10.26	10.26	12.81

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.00	(5)	1.00	1.00	1.00
Gross expenses(2)		1.70	(5)(7)	1.26	1.22	1.18
Net investment income (loss)—actual		0.33	(5)	(0.35)	(0.14)	0.42

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(5.90	)(6)	13.08	12.21	26.94
Net assets at end of year (in millions of dollars)		80.9		114.7	134.2	182.6
Portfolio turnover rate (%)		19	(6)	44	30	25

(1)	Period from 5/10/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Organization expenses, which are non-recurring expenses, are included in the ratio on a non-annualized basis.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Large Cap Disciplined Growth Fund—Class A

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	5.28		6.04	6.18	7.37	7.67
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.01		0.02	(0.01)	0.00	0.03
	Net gains (losses)—realized and unrealized	0.75		0.12	1.20	0.63	0.89
	Subtotal: income from investment operations	0.76		0.14	1.19	0.63	0.92
Minus:	Distributions to shareholders
	Income dividends	—		—	0.00	—	0.05
	Capital gain distributions	—		—	—	0.33	0.37
	Subtotal: distributions to shareholders	—		—	0.00	0.33	0.42
Equals:	Share price (NAV) at end of year	6.04		6.18	7.37	7.67	8.17

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual(3)		1.11	(5)	1.11	1.11	1.11	1.11
Gross expenses(2)		1.79	(5)	1.30	1.19	1.16	1.16
Net investment income (loss)—actual		0.47	(5)	0.35	(0.09)	0.06	0.42

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		14.39	(6)	2.32	19.30	9.13	12.80
Net assets at end of year (in millions of dollars)		63.7		33.0	40.2	67.1	38.4
Portfolio turnover rate (%)		132	(7)	104	101	116	66

(1)	Period from 4/6/2009 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2009.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Large Cap Disciplined Growth Fund—Class C

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	5.28		6.02	6.12	7.26	7.48
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.01)		(0.03)	(0.06)	(0.05)	(0.03)
	Net gains (losses)—realized and unrealized	0.75		0.13	1.20	0.60	0.87
	Subtotal: income from investment operations	0.74		0.10	1.14	0.55	0.84
Minus:	Distributions to shareholders
	Income dividends	—		—	—	—	0.02
	Capital gain distributions	—		—	—	0.33	0.37
	Subtotal: distributions to shareholders	—		—	—	0.33	0.39
Equals:	Share price (NAV) at end of year	6.02		6.12	7.26	7.48	7.93

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual(3)		1.86	(5)	1.86	1.86	1.86	1.86
Gross expenses(2)		2.56	(5)	2.01	1.92	1.90	1.91
Net investment income (loss)—actual		(0.28	)(5)	(0.46)	(0.83)	(0.67)	(0.34)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		14.02	(6)	1.66	18.63	8.14	11.93
Net assets at end of year (in millions of dollars)		25.9		31.0	37.0	33.4	24.8
Portfolio turnover rate (%)		132	(7)	104	101	116	66

(1)	Period from 4/6/2009 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2009.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Large Cap Disciplined Growth Fund—Institutional Class

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	5.28		6.05	6.20	7.41	7.72
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.02		0.04	0.02	0.03	0.06
	Net gains (losses)—realized and unrealized	0.75		0.13	1.21	0.62	0.90
	Subtotal: income from investment operations	0.77		0.17	1.23	0.65	0.96
Minus:	Distributions to shareholders
	Income dividends	—		0.02	0.02	0.01	0.08
	Capital gain distributions	—		—	—	0.33	0.37
	Subtotal: distributions to shareholders	—		0.02	0.02	0.34	0.45
Equals:	Share price (NAV) at end of year	6.05		6.20	7.41	7.72	8.23

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		0.75	(5)	0.75	0.75	0.75	0.75
Gross expenses(2)		1.57	(5)	0.87	0.80	0.78	0.79
Net investment income (loss)—actual		0.86	(5)	0.61	0.29	0.44	0.77

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		14.58	(6)	2.76	19.79	9.43	13.28
Net assets at end of year (in millions of dollars)		23.3		346.6	565.4	601.6	409.2
Portfolio turnover rate (%)		132	(7)	104	101	116	66

(1)	Period from 4/6/2009 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2009.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Large Cap Value Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	18.36		16.90	19.06	20.07
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.01		0.06	0.20	0.22
	Net gains (losses)—realized and unrealized	(1.47)		2.18	0.97	4.54
	Subtotal: income from investment operations	(1.46)		2.24	1.17	4.76
Minus:	Distributions to shareholders
	Income dividends	—		0.08	0.16	—
	Capital gain distributions	—		—	—	—
	Subtotal: distributions to shareholders	—		0.08	0.16	—
Equals:	Share price (NAV) at end of year	16.90		19.06	20.07	24.83

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.11	(5)	1.11	1.07	1.11
Gross expenses(2)		35.72	(5)	1.29	1.05	1.11
Net investment income (loss)—actual		0.16	(5)	0.30	1.03	0.97

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(7.95	)(6)	13.20	6.24	23.72
Net assets at end of year (in millions of dollars)		0.0		1.4	2.0	1.6
Portfolio turnover rate (%)		42	(7)	41	171	159

(1)	Period from 6/21/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2010.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Large Cap Value Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	15.85		14.57	16.31	17.19
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.02)		(0.10)	0.05	0.02
	Net gains (losses)—realized and unrealized	(1.26)		1.90	0.83	3.85
	Subtotal: income from investment operations	(1.28)		1.80	0.88	3.87
Minus:	Distributions to shareholders
	Income dividends	—		0.06	—	0.33
	Capital gain distributions	—		—	—	—
	Subtotal: distributions to shareholders	—		0.06	—	0.33
Equals:	Share price (NAV) at end of year	14.57		16.31	17.19	20.73

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.86	(5)	1.86	1.86	1.86
Gross expenses(2)		37.45	(5)	4.61	2.04	1.86
Net investment income (loss)—actual		(0.60	)(5)	(0.56)	0.27	0.10

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(8.08	)(6)	12.32	5.40	22.87
Net assets at end of year (in millions of dollars)		0.00		0.1	0.2	1.2
Portfolio turnover rate (%)		42	(7)	41	171	159

(1)	Period from 6/21/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2010.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Large Cap Value Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009		2010		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	29.06		21.79		22.15	25.11	26.59
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.18		0.08		0.17	0.34	0.41
	Net gains (losses)—realized and unrealized	(7.08)		0.45		2.87	1.30	5.97
	Subtotal: income from investment operations	(6.90)		0.53		3.04	1.64	6.38
Minus:	Distributions to shareholders
	Income dividends	0.12		0.17		0.08	0.16	0.41
	Capital gain distributions	0.25		—		—	—	—
	Subtotal: distributions to shareholders	0.37		0.17		0.08	0.16	0.41
Equals:	Share price (NAV) at end of year	21.79		22.15		25.11	26.59	32.56

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		0.70		0.69		0.69	0.70	0.70
Gross expenses		0.71	(1)	0.68	(1)	0.69	0.70	0.70
Net investment income (loss)—actual		1.01		0.35		0.61	1.35	1.36

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)		(23.10	)(3)	2.35	(3)	13.69	6.61	24.26
Net assets at end of year (in millions of dollars)		161.3		148.7		200.6	103.0	113.2
Portfolio turnover rate (%)		35		42		41	171	159

(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Mid Cap Growth Fund—Class A

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.34		11.31	12.84	16.49	18.23
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.00)		(0.07)	(0.09)	(0.11)	(0.08)
	Net gains (losses)—realized and unrealized	0.97		1.60	3.74	1.86	3.23
	Subtotal: income from investment operations	0.97		1.53	3.65	1.75	3.15
Minus:	Distributions to shareholders
	Capital gain distributions	—		—	—	0.01	0.64
	Subtotal: distributions to shareholders	—		—	—	0.01	0.64
Equals:	Share price (NAV) at end of year	11.31		12.84	16.49	18.23	20.74

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.11	(4)	1.11	1.11	1.11	1.11
Gross expenses(2)		4.05	(4)	1.28	1.19	1.17	1.18
Net investment income (loss)—actual		(0.01	)(4)	(0.51)	(0.56)	(0.62)	(0.44)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(5)		9.38	(6)	13.53	28.43	10.61	17.91
Net assets at end of year (in millions of dollars)		0.1		13.6	25.2	63.2	89.0
Portfolio turnover rate (%)		69	(7)	70	49	40	46
(1)	Period from 5/27/2009 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Annualized.
(5)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2009.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Mid Cap Growth Fund—Class C

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.64		11.62	13.09	16.68	18.31
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.02)		(0.18)	(0.23)	(0.24)	(0.23)
	Net gains (losses)—realized and unrealized	1.00		1.65	3.82	1.87	3.26
	Subtotal: income from investment operations	0.98		1.47	3.59	1.63	3.03
Minus:	Distributions to shareholders
	Capital gain distributions	—		—	—	—	0.53
	Subtotal: distributions to shareholders	—		—	—	—	0.53
Equals:	Share price (NAV) at end of year	11.62		13.09	16.68	18.31	20.81

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.86	(4)	1.86	1.86	1.86	1.86
Gross expenses(2)		6.29	(4)	2.64	2.04	1.98	1.95
Net investment income (loss)—actual		(0.64	)(4)	(1.32)	(1.36)	(1.36)	(1.20)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(5)		9.21	(6)	12.65	27.43	9.77	17.05
Net assets at end of year (in millions of dollars)		0.1		0.2	0.6	2.4	4.4
Portfolio turnover rate (%)		69	(7)	70	49	40	46

(1)	Period from 5/27/2009 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Annualized.
(5)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fee.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2009.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Mid Cap Growth Fund—Institutional Class

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	9.57	7.50	8.54	11.01	12.16
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.01	(0.02)	(0.02)	(0.03)	(0.01)
	Net gains (losses)—realized and unrealized	(2.08)	1.06	2.49	1.23	2.11
	Subtotal: income from investment operations	(2.07)	1.04	2.47	1.20	2.10
Minus:	Distributions to shareholders
	Capital gain distributions	—	—	—	0.05	0.70
	Subtotal: distributions to shareholders	—	—	—	0.05	0.70
Equals:	Share price (NAV) at end of year	7.50	8.54	11.01	12.16	13.56

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		0.75	0.75	0.75	0.75	0.75
Gross expenses(1)		0.87	0.83	0.81	0.79	0.79
Net investment income (loss)—actual		0.12	(0.22)	(0.21)	(0.26)	(0.07)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(21.63)	13.87	28.92	10.96	18.32
Net assets at end of year (in millions of dollars)		146.6	121.1	113.8	174.2	258.6
Portfolio turnover rate (%)		69	70	49	40	46

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Mid Cap Intrinsic Value Fund—Class A

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	11.41		10.68	12.34	13.82
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.00		0.05	0.08	0.23
	Net gains (losses)—realized and unrealized	(0.73)		1.63	1.46	3.67
	Subtotal: income from investment operations	(0.73)		1.68	1.54	3.90
Minus:	Distributions to shareholders
	Income dividends	—		0.02	0.06	0.12
	Subtotal: distributions to shareholders	—		0.02	0.06	0.12
Equals:	Share price (NAV) at end of year	10.68		12.34	13.82	17.60

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.21	(5)	1.22	1.21	1.21
Gross expenses(2)		37.23	(5)	1.91	1.61	1.65
Net investment income (loss)—actual		0.04	(5)	0.37	0.63	1.45

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(6.40	)(6)	15.70	12.56	28.43
Net assets at end of year (in millions of dollars)		0.0		1.2	3.8	2.7
Portfolio turnover rate (%)		51	(7)	27	118	33

(1)	Period from 6/21/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2010.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Mid Cap Intrinsic Value Fund—Class C

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	11.41		10.66	12.25	13.69
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.01)		(0.04)	(0.01)	0.09
	Net gains (losses)—realized and unrealized	(0.74)		1.63	1.45	3.67
	Subtotal: income from investment operations	(0.75)		1.59	1.44	3.76
Minus:	Distributions to shareholders
	Income dividends	—		—	—	0.01
	Subtotal: distributions to shareholders	—		—	—	0.01
Equals:	Share price (NAV) at end of year	10.66		12.25	13.69	17.44

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.96	(5)	1.97	1.96	1.96
Gross expenses(2)		35.88	(5)	3.97	2.43	2.35
Net investment income (loss)—actual		(0.64	)(5)	(0.31)	(0.09)	0.54

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(6.57	)(6)	14.92	11.76	27.51
Net assets at end of year (in millions of dollars)		0.0		0.1	0.4	1.3
Portfolio turnover rate (%)		51	(7)	27	118	33

(1)	Period from 6/21/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2010.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Mid Cap Intrinsic Value Fund—Institutional Class

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	13.12		12.28	14.22	15.93
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.03		0.11	0.15	0.31
	Net gains (losses)—realized and unrealized	(0.87)		1.89	1.67	4.26
	Subtotal: income from investment operations	(0.84)		2.00	1.82	4.57
Minus:	Distributions to shareholders
	Income dividends	—		0.06	0.11	0.17
	Subtotal: distributions to shareholders	—		0.06	0.11	0.17
Equals:	Share price (NAV) at end of year	12.28		14.22	15.93	20.33

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		0.85	(5)	0.86	0.85	0.85
Gross expenses(2)		1.03	(5)	1.16	1.19	1.23
Net investment income (loss)—actual		0.48	(5)	0.67	1.01	1.73

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(6.40	)(6)	16.26	12.94	28.96
Net assets at end of year (in millions of dollars)		0.7		3.5	4.4	4.6
Portfolio turnover rate (%)		51	(7)	27	118	33

(1)	Period from 3/8/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2010.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Multi-Cap Opportunities Fund—Class A

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	8.38		8.02	9.56	10.70
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.03		0.03	0.13	0.12
	Net gains (losses)—realized and unrealized	(0.39)		1.53	1.27	2.86
	Subtotal: income from investment operations	(0.36)		1.56	1.40	2.98
Minus:	Distributions to shareholders
	Income dividends	—		0.02	0.01	0.11
	Capital gain distributions	—		—	0.25	0.09
	Subtotal: distributions to shareholders	—		0.02	0.26	0.20
Equals:	Share price (NAV) at end of year	8.02		9.56	10.70	13.48

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.36	(5)	1.37	1.36	1.18
Gross expenses(2)		3.18	(5)	1.69	1.30	1.16
Net investment income (loss)—actual		0.58	(5)	0.28	1.29	0.91

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(4.30	)(6)	19.48	15.13	28.22
Net assets at end of year (in millions of dollars)		0.3		0.2	2.8	51.6
Portfolio turnover rate (%)		62	(7)	105	29	11

(1)	Period from 12/21/2009 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or the Fund had not utilized its line of credit.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2010.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Multi-Cap Opportunities Fund—Class C

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	8.38		7.97	9.47	10.52
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.01)		(0.05)	0.07	0.01
	Net gains (losses)—realized and unrealized	(0.40)		1.55	1.23	2.81
	Subtotal: income from investment operations	(0.41)		1.50	1.30	2.82
Minus:	Distributions to shareholders
	Income dividends	—		—	—	0.05
	Capital gain distributions	—		—	0.25	0.09
	Subtotal: distributions to shareholders	—		—	0.25	0.14
Equals:	Share price (NAV) at end of year	7.97		9.47	10.52	13.20

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or offset arrangements had not been in effect.

Net expenses—actual(3)		2.12	(5)	2.12	2.11	2.05
Gross expenses(2)		6.43	(5)	2.43	2.14	1.92
Net investment income (loss)—actual		(0.18	)(5)	(0.50)	0.70	0.04

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(4.89	)(6)	18.82	14.22	27.10
Net assets at end of year (in millions of dollars)		0.1		0.2	0.4	8.3
Portfolio turnover rate (%)		62	(7)	105	29	11

(1)	Period from 12/21/2009 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or the Fund had not utilized its line of credit.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2010.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Multi-Cap Opportunities Fund—Institutional Class

All of the below figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

The below figures for the period prior to December 21, 2009 are from the Multi-Cap Opportunities Fund Trust Class. On December 21, 2009, Trust Class shares of Multi-Cap Opportunities Fund converted into Institutional Class shares of Multi-Cap Opportunities Fund.

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	9.84	7.93	8.03	9.59	10.76
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.07	0.09	0.06	0.17	0.17
	Net gains (losses)—realized and unrealized	(1.84)	0.16	1.55	1.27	2.86
	Subtotal: income from investment operations	(1.77)	0.25	1.61	1.44	3.03
Minus:	Distributions to shareholders
	Income dividends	0.05	0.15	0.05	0.02	0.14
	Capital gain distributions	0.09	—	—	0.25	0.09
	Subtotal: distributions to shareholders	0.14	0.15	0.05	0.27	0.23
Equals:	Share price (NAV) at end of year	7.93	8.03	9.59	10.76	13.56

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		1.02	1.00	1.01	1.00	0.85
Gross expenses(1)		5.67	1.95	1.21	0.93	0.82
Net investment income (loss)—actual		1.02	1.10	0.64	1.70	1.38

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(17.74)	3.02	20.09	15.56	28.57
Net assets at end of year (in millions of dollars)		3.1	47.2	91.0	465.5	1,430.7
Portfolio turnover rate (%)		124	62	105	29	11

(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of investment management fees and/or the Fund had not utilized its line of credit.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Real Estate Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.38		10.23	11.80	13.82
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.01		0.04	0.11	0.12
	Net gains (losses)—realized and unrealized	(0.11)		1.72	2.13	(0.51)
	Subtotal: income from investment operations	(0.10)		1.76	2.24	(0.39)
	Redemption fees	0.00		0.00	—	—
Minus:	Distributions to shareholders
	Income dividends	0.02		0.19	0.17	0.12
	Capital gain distributions	—		—	0.05	0.36
	Tax return of capital	0.03		—	—	—
	Subtotal: distributions to shareholders	0.05		0.19	0.22	0.48
Equals:	Share price (NAV) at end of year	10.23		11.80	13.82	12.95

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.21	(5)	1.21	1.21	1.21
Gross expenses(2)		12.56	(5)	1.60	1.51	1.47
Net investment income (loss)—actual		0.68	(5)	0.33	0.86	0.84

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(0.98	)(6)	17.33	19.33	(2.82)
Net assets at end of year (in millions of dollars)		0.5		36.3	78.3	164.5
Portfolio turnover rate (%)		70	(7)	28	29	33

(1)	Period from 6/21/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2010.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Real Estate Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2010(1)		2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.38		10.24	11.80	13.81
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.01		(0.05)	0.01	0.02
	Net gains (losses)—realized and unrealized	(0.12)		1.73	2.14	(0.50)
	Subtotal: income from investment operations	(0.11)		1.68	2.15	(0.48)
	Redemption fees	0.00		0.00	—	—
Minus:	Distributions to shareholders
	Income dividends	0.01		0.12	0.09	0.03
	Capital gain distributions	—		—	0.05	0.36
	Tax return of capital	0.02		—	—	—
	Subtotal: distributions to shareholders	0.03		0.12	0.14	0.39
Equals:	Share price (NAV) at end of year	10.24		11.80	13.81	12.94

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.96	(5)	1.96	1.96	1.96
Gross expenses(2)		20.75	(5)	2.37	2.28	2.24
Net investment income (loss)—actual		0.66	(5)	(0.46)	0.09	0.11

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(1.08	)(6)	16.44	18.40	(3.52)
Net assets at end of year (in millions of dollars)		0.1		8.3	20.7	39.7
Portfolio turnover rate (%)		70	(7)	28	29	33

(1)	Period from 6/21/2010 (beginning of operations) to 8/31/2010.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2010.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Real Estate Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.66	7.76	10.25	11.83	13.86
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.24	0.17	0.10	0.15	0.17
	Net gains (losses)—realized and unrealized	(2.82)	2.53	1.71	2.14	(0.51)
	Subtotal: income from investment operations	(2.58)	2.70	1.81	2.29	(0.34)
	Redemption fees	0.00	0.00	0.00	—	—
Minus:	Distributions to shareholders
	Income dividends	0.23	0.16	0.23	0.21	0.17
	Capital gain distributions	—	—	—	0.05	0.36
	Tax return of capital	0.09	0.05	—	—	—
	Subtotal: distributions to shareholders	0.32	0.21	0.23	0.26	0.53
Equals:	Share price (NAV) at end of year	7.76	10.25	11.83	13.86	12.99

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		0.85	0.85	0.85	0.85	0.85
Gross expenses(1)		2.80	1.39	1.16	1.10	1.07
Net investment income (loss)—actual		3.47	1.77	0.81	1.21	1.23

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(23.46)	35.18	17.77	19.77	(2.48)
Net assets at end of year (in millions of dollars)		3.3	22.6	117.1	228.6	366.4
Portfolio turnover rate (%)		181	70	28	29	33

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Select Equities Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	9.18	8.05	7.88	9.03	9.29
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.04	0.03	0.02	(0.02)	(0.00)
	Net gains (losses)—realized and unrealized	(1.14)	(0.03)	1.41	0.97	1.53
	Subtotal: income from investment operations	(1.10)	0.00	1.43	0.95	1.53
Minus:	Distributions to shareholders
	Income dividends	0.03	0.02	0.02	—	—
	Capital gain distributions	—	0.15	0.26	0.69	0.74
	Subtotal: distributions to shareholders	0.03	0.17	0.28	0.69	0.74
Equals:	Share price (NAV) at end of year	8.05	7.88	9.03	9.29	10.08

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		1.20	1.20	1.20	1.20	1.20
Gross expenses(1)		2.19	1.60	1.58	1.53	1.48
Net investment income (loss)—actual		0.52	0.36	0.23	(0.20)	(0.02)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(11.95)	(0.11)	18.15	11.62	17.50
Net assets at end of year (in millions of dollars)		38.3	38.0	30.9	29.2	30.7
Portfolio turnover rate (%)		93	129	150	93	70

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Select Equities Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	9.12	7.94	7.74	8.82	8.98
Plus:	Income from investment operations
	Net investment income (loss)(4)	(0.02)	(0.03)	(0.05)	(0.08)	(0.07)
	Net gains (losses)—realized and unrealized	(1.13)	(0.02)	1.39	0.93	1.47
	Subtotal: income from investment operations	(1.15)	(0.05)	1.34	0.85	1.40
Minus:	Distributions to shareholders
	Income dividends	0.03	—	—	—	—
	Capital gain distributions	—	0.15	0.26	0.69	0.74
	Subtotal: distributions to shareholders	0.03	0.15	0.26	0.69	0.74
Equals:	Share price (NAV) at end of year	7.94	7.74	8.82	8.98	9.64

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		1.95	1.95	1.95	1.95	1.95
Gross expenses(1)		2.91	2.35	2.30	2.28	2.23
Net investment income (loss)—actual		(0.22)	(0.41)	(0.53)	(0.96)	(0.78)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(12.58)	(0.75)	17.29	10.71	16.60
Net assets at end of year (in millions of dollars)		7.4	11.6	13.2	11.7	13.6
Portfolio turnover rate (%)		93	129	150	93	70
(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Select Equities Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	9.20	8.06	7.91	9.05	9.34
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.08	0.06	0.06	0.02	0.04
	Net gains (losses)—realized and unrealized	(1.19)	(0.01)	1.41	0.98	1.54
	Subtotal: income from investment operations	(1.11)	0.05	1.47	1.00	1.58
Minus:	Distributions to shareholders
	Income dividends	0.03	0.05	0.07	0.02	—
	Capital gain distributions	—	0.15	0.26	0.69	0.74
	Subtotal: distributions to shareholders	0.03	0.20	0.33	0.71	0.74
Equals:	Share price (NAV) at end of year	8.06	7.91	9.05	9.34	10.18

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		0.75	0.75	0.75	0.75	0.75
Gross expenses(1)		2.57	1.22	1.17	1.15	1.10
Net investment income (loss)—actual		1.04	0.78	0.67	0.26	0.40

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(12.03)	0.44	18.62	12.21	17.97
Net assets at end of year (in millions of dollars)		6.5	17.6	27.3	27.1	48.3
Portfolio turnover rate (%)		93	129	150	93	70

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Small Cap Growth Fund—Class A

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	12.98		14.43	14.95	19.36	21.27
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.03)		(0.16)	(0.20)	(0.19)	(0.19)
	Net gains (losses)—realized and unrealized	1.48		0.68	4.61	2.10	5.28
	Subtotal: income from investment operations	1.45		0.52	4.41	1.91	5.09
Equals:	Share price (NAV) at end of year	14.43		14.95	19.36	21.27	26.36

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.26	(5)	1.26	1.26	1.26	1.26
Gross expenses(2)		5.34	(5)	2.05	1.78	1.79	1.83
Net investment income (loss)—actual		(0.76	)(5)	(1.01)	(1.01)	(0.98)	(0.81)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		11.17	(6)	3.60	29.50	9.87	23.93
Net assets at end of year (in millions of dollars)		0.1		0.5	1.2	1.1	2.4
Portfolio turnover rate (%)		292	(7)	235	185	294	249

(1)	Period from 5/27/2009 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2009.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Small Cap Growth Fund—Class C

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	8.65		9.60	9.87	12.69	13.83
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.04)		(0.19)	(0.22)	(0.23)	(0.24)
	Net gains (losses)—realized and unrealized	0.99		0.46	3.04	1.37	3.42
	Subtotal: income from investment operations	0.95		0.27	2.82	1.14	3.18
Equals:	Share price (NAV) at end of year	9.60		9.87	12.69	13.83	17.01

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(3)		2.01	(5)	2.01	2.01	2.01	2.01
Gross expenses(2)		6.65	(5)	3.43	2.52	2.57	2.56
Net investment income (loss)—actual		(1.47	)(5)	(1.76)	(1.72)	(1.73)	(1.58)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		10.98	(6)	2.81	28.57	8.98	22.99
Net assets at end of year (in millions of dollars)		0.1		0.1	0.3	0.7	1.1
Portfolio turnover rate (%)		292	(7)	235	185	294	249

(1)	Period from 5/27/2009 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2009.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Small Cap Growth Fund—Institutional Class

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	17.95	13.23	13.75	17.88	19.71
Plus:	Income from investment operations
	Net investment income (loss)(4)	(0.06)	(0.09)	(0.11)	(0.11)	(0.09)
	Net gains (losses)—realized and unrealized	(4.66)	0.61	4.24	1.94	4.89
	Subtotal: income from investment operations	(4.72)	0.52	4.13	1.83	4.80
Equals:	Share price (NAV) at end of year	13.23	13.75	17.88	19.71	24.51

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		0.90	0.91	0.90	0.90	0.90
Gross expenses(1)		1.69	1.28	1.26	1.33	1.41
Net investment income (loss)—actual		(0.48)	(0.63)	(0.63)	(0.58)	(0.41)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(26.30)	3.93	30.04	10.23	24.35
Net assets at end of year (in millions of dollars)		7.5	82.6	103.0	33.3	14.9
Portfolio turnover rate (%)		292	235	185	294	249

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Socially Responsive Fund—Class A

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	12.00		12.88	14.08	16.77	17.95
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.00		0.03	0.07	0.10	0.14
	Net gains (losses)—realized and unrealized	0.88		1.26	2.68	1.21	4.12
	Subtotal: income from investment operations	0.88		1.29	2.75	1.31	4.26
Minus:	Distributions to shareholders
	Income dividends	—		0.09	0.06	0.13	0.16
	Subtotal: distributions to shareholders	—		0.09	0.06	0.13	0.16
Equals:	Share price (NAV) at end of year	12.88		14.08	16.77	17.95	22.05

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or offset arrangements had not been in effect.

Net expenses - actual(3)		1.11	(5)	1.11	1.11	1.11	1.09
Gross expenses(2)		1.70	(5)	1.21	1.14	1.11	1.08
Net investment income (loss)—actual		0.11	(5)	0.18	0.42	0.61	0.67

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		7.33	(6)	10.03	19.54	7.89	23.89
Net assets at end of year (in millions of dollars)		1.1		12.4	75.9	83.1	109.6
Portfolio turnover rate (%)		36	(7)	41	20	28	35

(1)	Period from 5/27/2009 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement/repayment.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses.
(5)	Annualized.
(6)	Not Annualized
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2009.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Socially Responsive Fund—Class C

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009(1)		2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	12.00		12.86	13.94	16.52	17.64
Plus:	Income from investment operations
	Net investment income (loss)(8)	(0.01)		(0.08)	(0.06)	(0.02)	(0.02)
	Net gains (losses)—realized and unrealized	0.87		1.25	2.66	1.19	4.06
	Subtotal: income from investment operations	0.86		1.17	2.60	1.17	4.04
Minus:	Distribution to shareholders
	Income dividends	—		0.09	0.02	0.05	0.05
	Subtotal: distributions to shareholders	—		0.09	0.02	0.05	0.05
Equals:	Share price (NAV) at end of year	12.86		13.94	16.52	17.64	21.63

RATIO (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses - actual(3)		1.86	(5)	1.86	1.86	1.86	1.86
Gross expenses(2)		6.17	(5)	1.99	1.89	1.87	1.83
Net investment income (loss)—actual		(0.40	)(5)	(0.57)	(0.35)	(0.12)	(0.10)

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		7.17	(6)	9.10	18.63	7.08	22.98
Net assets at end of year (in millions of dollars)		0.1		3.3	12.9	16.7	27.5
Portfolio turnover rate (%)		36	(7)	41	20	28	35

(1)	Period from 5/27/2009 (beginning of operations) to 8/31/2009.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Annualized.
(6)	Not Annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2009.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Socially Responsive Fund—Institutional Class

All figures have been derived from the financial statements audited by Tait, Weller & Baker LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	24.53	18.75	20.60	24.64	26.51
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.12	0.10	0.21	0.26	0.33
	Net gains (losses)—realized and unrealized	(5.53)	1.84	3.91	1.77	6.09
	Subtotal: income from investment operations	(5.41)	1.94	4.12	2.03	6.42
Minus:	Distributions to shareholders
	Income dividends	0.11	0.09	0.08	0.16	0.23
	Capital gain distributions	0.26	—	—	—	—
	Subtotal: distributions to shareholders	0.37	0.09	0.08	0.16	0.23
Equals:	Share price (NAV) at end of year	18.75	20.60	24.64	26.51	32.70

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or offset arrangements had not been in effect.

Net expenses—actual(2)		0.75	0.75	0.74	0.71	0.69
Gross expenses(1)		0.78	0.77	0.72	0.71	0.69
Net investment income (loss)—actual		0.70	0.49	0.82	1.02	1.10

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(21.71)	10.36	19.98	8.32	24.41
Net assets at end of year (in millions of dollars)		77.6	166.9	417.7	512.4	557.7
Portfolio turnover rate (%)		36	41	20	28	35

(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Value Fund—Class A

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2011(1)		2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.28		9.93	11.13
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.06		0.12	0.10
	Net gains (losses)—realized and unrealized	(0.41)		1.15	2.40
	Subtotal: income from investment operations	(0.35)		1.27	2.50
Minus:	Distributions to shareholders
	Income dividends	—		0.07	0.19
	Subtotal: distributions to shareholders	—		0.07	0.19
Equals:	Share price (NAV) at end of year	9.93		11.13	13.44

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.12	(5)	1.08	1.11
Gross expenses(2)		17.08	(5)	9.88	6.81
Net investment income (loss)—actual		1.22	(5)	1.08	1.11

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(3.40	)(6)	12.89	22.72
Net assets at end of year (in millions of dollars)		0.3		1.6	3.7
Portfolio turnover rate (%)		191	(7)	200	250

(1)	Period from 3/2/2011 (beginning of operations) to 8/31/2011.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2011.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Value Fund—Class C

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

YEAR ENDED AUGUST 31,		2011(1)		2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.28		9.89	11.05
Plus:	Income from investment operations
	Net investment income (loss)(8)	0.01		0.03	0.00
	Net gains (losses)—realized and unrealized	(0.40)		1.16	2.39
	Subtotal: income from investment operations	(0.39)		1.19	2.39
Minus:	Distributions to shareholders
	Income dividends	—		0.03	0.13
	Subtotal: distributions to shareholders	—		0.03	0.13
Equals:	Share price (NAV) at end of year	9.89		11.05	13.31

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or offset arrangements had not been in effect.

Net expenses—actual(3)		1.86	(5)	1.87	1.87
Gross expenses(2)		26.31	(5)	10.74	7.31
Net investment income (loss)—actual		0.26	(5)	0.30	0.01

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(4)		(3.79	)(6)	12.07	21.82
Net assets at end of year (in millions of dollars)		0.0		0.1	0.3
Portfolio turnover rate (%)		191	(7)	200	250

(1)	Period from 3/2/2011 (beginning of operations) to 8/31/2011.
(2)	Shows what this ratio would have been if there had been no expense reimbursement.
(3)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Annualized.
(6)	Not annualized.
(7)	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended 8/31/2011.
(8)	Calculated based on the average number of shares outstanding during each fiscal period.

Financial Highlights
Neuberger Berman Value Fund—Institutional Class

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund's independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund's most recent annual shareholder report (see back cover).

The below figures for the period prior to April 19, 2010 are from Value Fund Trust Class. On April 19, 2010, Trust Class shares of Value Fund converted into Institutional Class shares of Value Fund.

YEAR ENDED AUGUST 31,		2009	2010	2011	2012	2013

PER-SHARE DATA ($)

Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of period	10.04	8.57	8.30	9.95	11.18
Plus:	Income from investment operations
	Net investment income (loss)(4)	0.19	0.08	0.13	0.15	0.16
	Net gains (losses)—realized and unrealized	(1.52)	(0.13)	1.60	1.16	2.40
	Subtotal: income from investment operations	(1.33)	(0.05)	1.73	1.31	2.56
Minus:	Distributions to shareholders
	Income dividends	0.14	0.22	0.08	0.08	0.22
	Capital gain distributions	—	—	—	—	—
	Subtotal: distributions to shareholders	0.14	0.22	0.08	0.08	0.22
Equals:	Share price (NAV) at end of year	8.57	8.30	9.95	11.18	13.52

RATIOS (% OF AVERAGE NET ASSETS)

The ratios show the Fund's expenses and net investment income (loss)—as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses—actual(2)		1.03	0.92	0.75	0.73	0.71
Gross expenses(1)		15.05	15.47	18.35	9.42	5.93
Net investment income (loss)—actual		2.39	0.93	1.28	1.46	1.25

OTHER DATA

Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)		(13.01)	(0.71)	20.87	13.25	23.23
Net assets at end of year (in millions of dollars)		1.2	1.2	2.6	2.7	6.9
Portfolio turnover rate (%)		94	52	191	200	250

(1)	Shows what this ratio would have been if there had been no expense reimbursement and/or waiver of a portion of investment management fees.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of investment management fees.
(4)	Calculated based on the average number of shares outstanding during each fiscal period.

Your Investment

Shares of the Funds generally are available only through investment providers. For certain investors, shares of a Fund may also be available directly from Neuberger Berman Management LLC. See “Maintaining Your Account”.

Choosing a Share Class

The Funds offer different classes of shares through this prospectus. Each share class is available through various investment programs or accounts, including certain types of retirement plans and accounts (see limitations below). The services or share classes available to you may vary depending upon how you wish to purchase shares of a Fund.

Each share class represents investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. When you purchase shares of a Fund, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider in choosing a class of shares include:

■	how long you expect to own the shares
■	how much you intend to invest
■	total expenses associated with owning shares of each class
■
whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option than Class C shares over time, particularly if you qualify for a sales charge reduction or waiver)

■	whether you plan to take any distributions in the near future
■	availability of (and eligibility for) share classes.

Each investor’s financial considerations are different. You should speak with your investment provider to help you decide which share class is best for you.

Summary of Primary Differences Among Share Classes

Class A Shares
Initial sales charge	Up to 5.75% (reduced for purchases of $50,000 or more and eliminated for purchases of $1 million or more)
Contingent deferred sales charge	None (except that a charge of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge)
12b-1 fees	0.25% annually
Dividends	Generally higher than Class C due to lower annual expenses and lower than Institutional Class due to higher annual expenses
Purchase maximum	None
Conversion	None
Class C Shares
Initial sales charge	None
Contingent deferred sales charge	1.00% if shares are sold within one year after purchase
12b-1 fees	1.00% annually
Dividends	Generally lower than Class A and Institutional Class due to higher annual expenses
Purchase maximum	See the discussion regarding purchase minimums and maximums in “Maintaining Your Account”
Conversion	None

Institutional Class Shares

Initial sales charge	None
Contingent deferred sales charge	None
12b-1 fees	None
Dividends	Generally higher than Class A and Class C due to lower annual expenses
Purchase maximum	None
Conversion	None

Maintaining Your Account

Purchase of Class A and Class C shares — To open an account and purchase Class A and Class C shares of a Fund, contact any investment provider authorized to sell the Fund’s shares. See “Investment Providers” if you are buying shares through an investment provider.

For Grandfathered Investors (as defined below), instructions for buying shares directly from Neuberger Berman Management LLC are under “Buying Shares.”

Purchase of Institutional Class shares — To open an account and purchase Institutional Class shares of a Fund, contact any investment provider authorized to sell the Fund’s shares. See “Investment Providers” if you are buying shares through an investment provider.

Institutional Class shares are available for purchase (i) primarily through omnibus accounts (either at the plan level or at the level of the investment provider) by 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, (ii) through omnibus accounts by banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with Neuberger Berman Management LLC or an affiliate, purchasing shares on behalf of clients participating in fixed or asset-based fee programs, (iii) by institutional investors, if approved by Neuberger Berman Management LLC, or (iv) by accounts or funds managed by Neuberger Berman Management LLC or an affiliate (including the funds in the Neuberger Berman family of funds).

For shareholders who are eligible to buy Institutional Class shares directly from Neuberger Berman Management LLC (“Eligible Investors”), instructions for buying shares directly from Neuberger Berman Management LLC are under “Buying Shares.”

When you buy shares — Investment checks must be drawn on a U.S. bank.

When you buy shares, you will receive the next share price to be calculated after your order has been accepted. Purchase orders are deemed “accepted” when the Funds' transfer agent has received payment for the shares. In the case of certain institutional investors, Neuberger Berman Management LLC will process purchase orders when received, on the basis of a pre-existing arrangement to make payment by the following morning. In addition, if you have established a systematic investment program (SIP) with one or more of the Funds, your order is deemed accepted on the date you pre-selected on your SIP application for the systematic investments to occur.

If you use an investment provider, you should check with that provider to find out by what time your purchase order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy shares.

Whenever you make an initial investment in a Fund or add to your existing account (except with an automatic investment), you will be sent a statement confirming your transaction if you bought shares directly. Investors who bought shares through an investment provider should contact their investment provider for information regarding transaction statements.

Purchase minimums — The minimum initial investment in Class A or Class C shares is $1,000. Additional investments in Class A or Class C shares can be as little as $100. The minimum initial investment in Institutional Class shares is $1 million. These minimums may be waived in certain cases. See the Statement of Additional Information for more information.

Purchase maximums — For Class C shares, a purchase transaction may not (1) be $1 million or above or (2) increase an investor’s aggregate holdings in Class C shares to $1 million or above.

In addition, if you have significant holdings in the fund family, you may not be eligible to invest in Class C shares. Specifically, you may not purchase Class C shares if you are eligible to purchase Class A shares at the $1 million or more sales charge discount rate (i.e., at net asset value). See “Sales Charges” and the Statement of Additional Information for more information regarding sales charge discounts.

When you sell shares — To sell shares you bought through an investment provider, contact your investment provider. See “Investment Providers” if you are selling shares through an investment provider. If you bought your shares directly from Neuberger Berman Management LLC, instructions for selling shares are under “Selling Shares.”

When you sell shares, you will receive the next share price to be calculated after your order has been accepted, minus any applicable contingent deferred sales charge. Redemption orders are deemed “accepted” when a Fund’s transfer agent has received your order to sell.

If you use an investment provider, you should check with that provider to find out by what time your redemption order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to sell shares.

In some cases, you will have to place your order to sell shares in writing, and you will need a Medallion signature guarantee (see “Medallion Signature Guarantees”).

When selling Class A or Class C shares in an account that you do not intend to close, remember to leave at least $1,000 worth of shares in the account. When selling Institutional Class shares in an account that you do not intend to close, remember to leave at least $1 million worth of shares in the account. Otherwise, a Fund has the right to request that you bring the balance back up to the minimum level. If you have not done so within 60 days, we may close your account and redeem the proceeds. Institutional Class shareholders of a Fund as of the opening of regular trading on the Exchange on July 1, 2009, may continue to hold and buy Institutional Class shares of the Fund as long as they continuously maintain an account in Institutional Class shares of the Fund.

The Funds reserve the right to pay in kind for redemptions. The Funds do not redeem in kind under normal circumstances, but would do so when the Board of Trustees has determined that it is in the best interests of a Fund’s shareholders as a whole. Institutional Class shareholders are urged to call 800-366-6264 before effecting any large redemption.

Class A and Class C only — If you notify your investment provider, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in a Fund or another fund in the fund family provided the reinvestment occurs within 90 days after the date of the redemption or distribution and is made into the same account from which you redeemed the shares or received the distribution. If the account has been closed, reinvestment can be made without a sales charge if the new receiving account has the same registration as the closed account. Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any contingent deferred sales charge on Class A or Class C shares will be credited to your account. Proceeds will be reinvested at the next calculated net asset value after your request is accepted. Redemption proceeds from a systematic withdrawal plan are not eligible for reinvestment without a sales charge. This paragraph does not apply to rollover investments as described under “Rollovers from retirement plans to IRAs.”

Uncashed checks — We do not pay interest on uncashed checks from Fund distributions or the sale of Fund shares. We are not responsible for checks after they are sent to you. Checks will not be forwarded if the address of record is incorrect. After allowing a reasonable time for delivery, please call us if you have not received an expected check. While we cannot track a check, we may make arrangements for a replacement.

When you exchange Class A and Class C shares — Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund, both without a sales charge. Exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gains from a fund in the fund family having a sales charge. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

When you exchange Institutional Class shares — Generally, you can move an investment from one fund to a comparable class of another fund in the fund family (or to an eligible money market fund outside the fund family) through an exchange of shares or by electing to use your cash distributions from one fund to purchase shares of the other fund.

When you exchange shares — There are three things to remember when making an exchange:

■	both accounts must have the same registration
■	you will need to observe the minimum investment and minimum account balance requirements for the fund accounts involved
■	because an exchange is treated as a sale of the exchanged shares for tax purposes, consider any tax consequences before placing your order.

The exchange privilege can be withdrawn from any investor that we believe is trying to “time the market” or is otherwise making exchanges that we judge to be excessive. Frequent exchanges can interfere with Fund management and affect costs and performance for other shareholders. Contact your investment provider to see if it allows you to take advantage of the fund exchange program and for its policies to effect an exchange.

Grandfathered Investors generally are also eligible to take advantage of the exchange privilege assuming that they meet the requirements set forth above.

Placing orders by telephone — If you use an investment provider, contact your investment provider for its policies regarding telephone orders.

If you bought your shares directly from Neuberger Berman Management LLC, you have the option of placing telephone orders, subject to certain restrictions. This option is available to you unless you indicate on your account application (or in a subsequent letter to us or to State Street Bank and Trust Company) that you do not want it.

Whenever we receive a telephone order, we take steps to make sure the order is legitimate. These may include asking for identifying information and recording the call. As long as a Fund and its representatives take reasonable measures to verify the authenticity of calls, investors may be responsible for any losses caused by unauthorized telephone orders.

In unusual circumstances, it may be difficult to place an order by phone. In these cases, consider sending your order by express delivery.

Proceeds from the sale of shares — For Class A and Class C shares, the proceeds from the shares you sell are generally sent out within three business days after your order is executed, and nearly always within seven days. For Institutional Class shares, the proceeds from the shares you sell are generally sent out the next business day after your order is executed, and nearly always within seven days. When you sell shares through your investment provider, contact your provider to find out when proceeds will be sent to you. There are two cases in which proceeds may be delayed beyond this time:

■	in unusual circumstances where the law allows additional time if needed
■	if a check you wrote to buy shares has not cleared by the time you sell those shares; clearance may take up to 15 calendar days from the date of purchase.

If you think you may need to sell shares soon after buying them, you can avoid the check clearing time by investing by wire.

The Funds do not issue certificates for shares.

Other policies — Under certain circumstances, the Funds reserve the right to:

■	suspend the offering of shares
■	reject any exchange or purchase order
■	suspend or reject future purchase orders from any investor who does not provide payment to settle a purchase order

■	change, suspend, or revoke the exchange privilege
■	suspend the telephone order privilege
■	satisfy an order to sell Fund shares with securities rather than cash, for certain very large orders
■
suspend or postpone your right to sell Fund shares or postpone payments on redemptions for more than seven days, on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the Securities and Exchange Commission (“SEC”)

■	change its investment minimums or other requirements for buying and selling, or waive any minimums or requirements for certain investors
■	remain open and process orders to purchase or sell Fund shares when the Exchange is closed.

Medallion Signature Guarantees

You may need a Medallion signature guarantee when you sell shares directly or through an investment provider. A Medallion signature guarantee is a guarantee that your signature is authentic.

Medallion signature guarantees are required for a variety of transactions including requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a Medallion signature guarantee on any transaction at our discretion.

Most banks, brokers, and other financial institutions can provide you with one. Some may charge a fee; others may not, particularly if you are a customer of theirs.

A notarized signature from a notary public is not a Medallion signature guarantee.

Investment Providers

The shares available in this prospectus can be purchased through certain investment providers such as banks, brokerage firms, workplace retirement programs, and financial advisers.

The minimum aggregate size for each investment provider’s account with a Fund is $1 million for Institutional Class shares. This minimum does not apply to your individual account; however, your investment provider may establish a minimum size for individual accounts. Neuberger Berman Management LLC can waive this $1 million minimum for investment providers in appropriate cases.

The fees and policies outlined in this prospectus are set by the Funds and by Neuberger Berman Management LLC. However, if you use an investment provider, most of the information you will need for managing your investment will come from that provider. This includes information on how to buy and sell shares, investor services, and additional policies.

If you use an investment provider, contact that provider to buy or sell shares of the Funds described in this prospectus.

Most investment providers allow you to take advantage of the fund exchange program, which is designed for moving an investment from one fund to a comparable class of another fund in the fund family through an exchange of shares. Currently, most, but not all, funds in the fund family offer Class A and Class C shares.

In exchange for the services it offers, your investment provider may charge fees that are in addition to those described in this prospectus.

Additional Payments to Investment Providers

Neuberger Berman Management LLC and/or its affiliates pay additional compensation, out of their own resources and not as an expense of the Funds, to certain investment providers or other financial intermediaries, including affiliates, in connection with the sale, distribution, retention and/or servicing of Fund shares. If your investment provider receives such payments, these payments may create an incentive for your investment provider or its employees to recommend or sell shares of the Funds to you. If you have purchased shares of a Fund through an investment provider, please speak with your investment provider to learn more about any payments it receives from Neuberger Berman Management LLC and/or its affiliates, as well as fees and/or commissions the investment provider charges. You should also consult disclosures made by your investment provider at the time of purchase. Any such payments by Neuberger Berman Management LLC or its affiliates will not change the net asset value or the price of a Fund’s shares. For more information, please see the Funds' Statement of Additional Information.

Distribution and Shareholder Servicing Fees

The Funds have adopted plans pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plans, Class A and Class C pay the Funds' distributor, Neuberger Berman Management LLC, at an annual rate of 0.25% and 1.00%, respectively, of their average net assets to compensate financial intermediaries for providing distribution related services to a Fund and/or administrative or shareholder services to Fund shareholders. Neuberger Berman Management LLC may also retain part of this fee as compensation for providing these services. These fees increase the cost of investment. Because these fees are paid out of a Fund's assets on an ongoing basis, over the long term they could result in higher overall costs than other types of sales charges.

Information Required From New Accounts

To help the U.S. government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, we (which may include your investment provider acting on our behalf) will require your name, address, date of birth, and social security number or other identifying number. We may also require other identifying documents. If we cannot verify the information you supply to us or if it is incomplete, we may be required to return your funds or redeem your account.

Retirement Plans and Accounts

If you use an investment provider, contact that provider for information on retirement plans or accounts it may make available for investment in Fund shares.

Rollovers from Retirement Plans to IRAs

Assets from a retirement plan may be invested in Class A or Class C shares through an IRA rollover. Assets from a retirement plan invested in Class A shares through an individual retirement account (“IRA”) rollover will be subject to applicable sales charges and the terms and conditions generally applicable to Class A share investments described in this prospectus and in the Statement of Additional Information.

Internet Access

If you use an investment provider, contact that provider about the services and information it provides on the Internet.

Share Prices

Because Class A shares of the Funds have an initial sales charge, the price you pay for each Class A share of a Fund is the Fund's offering price, which is the Fund’s net asset value per share plus any applicable sales charge. The initial sales charge for Class A shares of a Fund may be eliminated in certain circumstances. Because Class C shares of the Funds do not have an initial sales charge, the price you pay for each Class C share of a Fund is the Fund’s net asset value per share. Unless a contingent deferred sales charge is applied, a Fund pays you the full share price when you sell Class A or Class C shares (see “Sales Charges” for more information).

Because Institutional Class shares of the Funds do not have a sales charge, the price you pay for each Institutional Class share of a Fund is the Fund’s net asset value per share. Similarly, because there are no fees for selling Institutional Class shares, a Fund pays you the full share price when you sell Institutional Class shares. If you use an investment provider, that provider may charge fees that are in addition to those described in this prospectus.

The Funds are open for business every day the Exchange is open. The Exchange is generally closed on all national holidays and Good Friday; Fund shares will not be priced on those days or other days on which the Exchange is closed. A Fund may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Fund would post a notice on www.nb.com.

Each Fund calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price calculated after your order has been accepted (see “Maintaining Your Account” for information on placing orders). If you use an investment provider, you should check with that provider to find out by what time your order must be received so that it can be processed the same day. Depending on when it accepts orders, it is possible that a Fund’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by a Fund could change on days when you cannot buy or sell Fund shares. Remember, though, any purchase or sale takes place at the next share price calculated after your order is accepted.

Share Price Calculations

The net asset value per share of each class of a Fund is the total value of Fund assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of a Fund's portfolio securities changes every business day, its share price usually changes as well.

Equity securities (including securities issued by ETFs) held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees at the last reported sale price or official closing price or, if there is no reported sale or official closing price, on the basis of market quotations. Debt securities (other than short-term securities) held by a Fund generally are valued by one or more independent pricing services approved by the Board of Trustees on the basis of market quotations. Short-term securities held by a Fund may be valued on the basis of amortized cost.

If a valuation for a security is not available from an independent pricing service or if Neuberger Berman Management LLC believes in good faith that the valuation does not reflect the amount a Fund would receive on a current sale of that security, the Fund seeks to obtain quotations from principal market makers. If such quotations are not readily available, the Fund may use a fair value estimate made according to methods approved by the Board of Trustees. A Fund may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Fund’s net asset value calculation.

A Fund may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time the Exchange closes. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations.

The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of Neuberger Berman Management LLC, operating under procedures approved by the Board of Trustees, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Fund by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Fund's net asset value by such traders

Privileges and Services

If you purchase shares through an investment provider, consult your investment provider for information about privileges and services. If you purchase shares directly from Neuberger Berman Management LLC, see “Direct Investors” for information about privileges and services.

Sales Charges

Class A Sales Charges — The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charges as a percentage of:
Investment	Offering Price	Net amount invested	Dealer commission as a percentage of offering price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.25%
$500,000 but less than $1 million	2.00%	2.04%	1.75%
$1 million or more and certain other investments described below	None	None	See below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within 18 months of purchase. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less.

Class A purchases not subject to sales charges — The following investments are not subject to any initial or contingent deferred sales charge if Neuberger Berman Management LLC is properly notified of the nature of the investment:

■	investments in Class A shares by Grandfathered Investors (see “Direct Investors” for more information)
■
investments made by accounts that are part of certain qualified fee-based programs and that purchased Class A shares before the discontinuation of your investment dealer’s load-waived A share program with the fund family.

Neuberger Berman Management LLC may pay investment providers up to 1% on investments made in Class A shares with no initial sales charge. Each Fund may reimburse Neuberger Berman Management LLC for all or a portion of these payments through its plans of distribution. See “Distribution and Shareholder Servicing Fees” for additional information regarding each Fund’s plans of distribution.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of investment providers authorized to sell funds in the fund family, employees of Neuberger Berman and members of the Funds' Board of Trustees. See the Statement of Additional Information for more information.

Class C Sales Charges — Class C shares are sold without any initial sales charge. For Class C shares, a contingent deferred sales charge of 1% applies if shares are sold within one year of purchase.

Any contingent deferred sales charge paid by you on investments in Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Sales Charge Reductions and Waivers - Contingent deferred sales charge waivers”. The contingent deferred sales charge is a percentage of the original purchase price or the current market value of the shares being sold, whichever is less. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest. Neuberger Berman Management LLC pays 1% of the amount invested to investment providers who sell Class C shares. See “Distribution and Shareholder Servicing Fees” for information regarding each Fund’s plans of distribution.

Sales Charge Reductions and Waivers

To receive a reduction in your Class A initial sales charge, you or your investment provider must let Neuberger Berman Management LLC know at the time you purchase shares that you qualify for such a reduction. If you or your investment provider does not let Neuberger Berman Management LLC know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your investment provider to provide Neuberger Berman Management LLC with information and records (including account statements) of all relevant accounts invested in the fund family. To have your Class A or Class C contingent deferred sales charge waived, you or your investment provider must let Neuberger Berman Management LLC know at the time you redeem shares that you qualify for such a waiver.

In addition to the information below, you may obtain more information about sales charge reductions and waivers from the Statement of Additional Information, from your investment provider or at http://www.nb.com.

Reducing your Class A initial sales charge — Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent if recognized under local law — and your children under the age of 21) may combine all of your investments in the fund family to reduce your Class A sales charge.

Aggregating accounts to reduce Class A initial sales charge — To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

■
trust accounts established by the above individuals (please see the Statement of Additional Information for details regarding aggregation of trust accounts where the person(s) who established the trust is/are deceased)

■	solely controlled business accounts
■	single-participant retirement plans.

Concurrent purchases to reduce Class A initial sales charge — You may combine simultaneous purchases (including, upon your request, purchases for gifts) of any class of shares of two or more funds in the fund family to qualify for a reduced Class A sales charge.

Rights of accumulation to reduce Class A initial sales charge — You may take into account your accumulated holdings in all share classes of the fund family to determine the initial sales charge you pay on each purchase of Class A shares. Subject to your investment provider’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals. Please see the Statement of Additional Information for details. You should retain any records necessary to substantiate the historical amounts you have invested. If you make a gift of shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your accounts in the fund family.

Letter of Intent to reduce Class A initial sales charge — You may reduce your Class A sales charge by establishing a letter of intent. A letter of intent allows you to combine all purchases of all share classes of funds in the fund family you intend to make over a 13-month period (the “Period”) to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the Period. The market value of your existing holdings eligible to be aggregated as of the day immediately before the start of the Period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the Period do not qualify you for the applicable sales charge reduction. Employer sponsored retirement plans may be restricted from establishing a letter of intent. See “Sales Charges” for more information.

Right of reinvestment — Please see “Maintaining Your Account — When you sell shares” for information on how to reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge.

Contingent deferred sales charge waivers — The contingent deferred sales charge on Class A and Class C shares may be waived in the following cases:

■	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which contingent deferred sales charge would apply to the initial shares purchased
■	tax-free returns of excess contributions to IRAs
■	redemptions due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities)
■	distributions from an IRA upon the shareholder’s attainment of age 59½
■
the following types of transactions, if together they do not exceed 12% of the value of an account annually (see the Statement of Additional Information for more information about waivers regarding these types of transactions):

(i) redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70 ½;
(ii) if you have established a systematic withdrawal plan directly with the Funds, redemptions through such a plan (including any dividends and/or capital gain distributions taken in cash); and
(iii) if no commission or transaction fee is paid by the distributor to authorized dealers at the time of purchase.

Exchanges of shares — Exchanges of shares are generally not subject to any applicable sales charges. However, exchanges from eligible money market funds outside the fund family will be subject to applicable sales charges on the fund being purchased, unless the eligible money market fund shares were acquired through an exchange from a fund in the fund family having a sales charge or by reinvestment or cross-reinvestment of dividends or capital gains from a fund in the fund family having a sales charge.

Distributions and Taxes

Distributions — Each Fund pays out to its shareholders any net investment income and net realized capital gains. Ordinarily, each Fund makes any distributions once a year (in December), except that Equity Income Fund and Real Estate Fund typically distribute any net investment income quarterly. A Fund may make additional distributions, if necessary, to avoid income or excise taxes.

Unless you designate otherwise, your income dividends and capital gain distributions from a Fund will be reinvested in additional shares of the distributing Class of the Fund. However, if you prefer, you may receive all distributions in cash or reinvest capital gain distributions but receive income dividends in cash. Distributions taken in cash can be sent to you by check or by electronic transfer to a designated bank account or invested in shares of the same Class of another fund in the fund family with the same account registration. To take advantage of one of these options, please indicate your choice on your application. If you use an investment provider, you must consult it about whether your income dividends and capital gain distributions will be reinvested in additional shares of the distributing Class of the Fund or paid to you in cash.

How distributions are taxed — Except for tax-advantaged retirement plans and accounts and other tax-exempt investors (collectively, “exempt investors”), all Fund distributions you receive are generally taxable to you, regardless of whether you take them in cash or reinvest them in additional Fund shares.

Fund distributions to IRAs, Roth IRAs, and qualified retirement plans generally are tax-free. Eventual withdrawals from a Roth IRA also may be tax-free, while withdrawals from other retirement plans and accounts generally are subject to tax.

Distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are treated for federal income tax purposes as if they had been paid the previous December 31. Your tax statement (see “Taxes and You”) will help clarify this for you.

Distributions of net investment income and the excess of net short-term capital gain over net long-term capital loss (“dividends”) are taxed as ordinary income. However, for individual shareholders who satisfy certain holding period and other restrictions with respect to their Fund shares on which the dividends are paid, a Fund’s dividends attributable to “qualified dividend income” (generally, dividends the Fund receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to maximum federal income tax rates that are lower than the rates for ordinary income.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxed as long-term capital gain and for certain individual shareholders are subject to maximum federal income tax rates that are lower than the rates for ordinary income. Whether a Fund’s capital gain distributions are treated as long-term or short-term gain depends on how long the Fund held the securities it sold that generated the gain, not on when you bought your shares of the Fund or whether you reinvested your distributions.

How share transactions are taxed — When you sell (redeem) or exchange Fund shares, you generally will realize a taxable gain or loss. For certain individual shareholders, any capital gain recognized on a redemption or exchange of Fund shares that have been held for more than one year will qualify for maximum federal income tax rates that are lower than the rates for ordinary income.

Additional tax — An individual shareholder’s distributions from a Fund and gains recognized from the redemption of Fund shares are subject to a 3.8% federal tax to the extent the individual’s “net investment income” (which generally includes dividends, interest, and net gains from the disposition of investment property) is greater than the excess of his or her “modified adjusted gross income” over a specified threshold. This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. You should consult your own tax professional regarding the effect, if any, this provision may have on your investment in Fund shares.

Chinese Tax Considerations — The Neuberger Berman Greater China Equity Fund’s investment in some equity-linked investments may be affected by any taxation levied against the relevant qualified foreign institutional investor (“QFII”) that issued the instrument. The QFII program permits foreign investors to participate in China’s mainland stock exchanges. Access to these exchanges is limited by specified quotas and certain other conditions. The Chinese taxation regime that will apply to QFIIs and equity-linked investments issued by a QFII is not clear. Until such time as the Chinese taxation position is clarified, the Neuberger Berman Greater China Equity Fund’s net asset value calculations will make a provision for Chinese withholding tax of 10% on realized and unrealized gains and a provision for withholding tax of 10% on all dividend income and other distributions received. To the extent that any change to the withholding tax rate which is applied to the Neuberger Berman Greater China Equity Fund changes, the amount previously paid to a redeeming shareholder would not be adjusted and any benefit or detriment from the change in withholding tax rate would be experienced by the remaining shareholders.

Taxes and You

The taxes you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax.

How can you figure out your tax liability on Fund distributions and share transactions? One helpful tool is the tax statement that we or your investment provider sends you after the end of each calendar year. It details the distributions you received during the past year and shows their tax status. That statement, or a separate statement from us or your investment provider, covers your share transactions.

Most importantly, consult your tax professional. Everyone’s tax situation is different, and your tax professional should be able to help you answer any questions you may have.

Backup Withholding

A Fund is required to withhold at the backup withholding rate from the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realized a gain or loss) if you are an individual or certain other non-corporate shareholder who fails to provide a correct taxpayer identification number to the Fund. Withholding at that rate also is required from a Fund’s distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service tells us that you are subject to backup withholding or you are subject to backup withholding for any other reason.

If you use an investment provider, you must supply your signed taxpayer identification number form (generally Form W-9) to your investment provider, and it must supply its taxpayer identification number to us, in order to avoid backup withholding.

Buying Shares Before a Distribution

The money a Fund earns, either as net income or as net capital gains, is reflected in its share price until it distributes the money. At that time, the amount of the distribution is deducted from the share price. Because of this, if you buy shares of a Fund just before it makes a distribution, you will end up getting some of your investment back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

Generally, if you are investing in a Fund through a tax-advantaged retirement plan or account or are otherwise an exempt investor, there are no current tax consequences to you from distributions.

Basis Determination and Reporting

Your basis in Fund shares acquired after December 31, 2011 (collectively, “Covered Shares”) will be determined in accordance with a Fund’s default method, which is average basis, unless you affirmatively elect in writing (which may be electronic) to use a different method acceptable to the Internal Revenue Service. The basis determination method may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption. A Fund must report to the Internal Revenue Service and furnish to its shareholders the basis information for Covered Shares. See “Additional Tax Information” in the SAI for more information about the rules regarding basis determination and a Fund’s reporting obligation. You should consult with your tax professional to determine the best basis determination method for your tax situation and to obtain more information about how the basis determination law applies to you.

Direct Investors

Eligible Investors and Grandfathered Investors are collectively referred to as “Direct Investors”.

“Grandfathered Investors” are investors in any fund in the Neuberger Berman family of funds who hold their shares directly with Neuberger Berman, who established accounts in Investor Class or Trust Class shares prior to March 1, 2008, and who have continuously maintained an account directly with Neuberger Berman since that date. A Grandfathered Investor's “immediate family” (his or her spouse — or equivalent if recognized under local law — and his or her children under the age of 21) are also deemed “Grandfathered Investors.” A Grandfathered Investor's mother, father, sister, or brother may open a custodial account for the Grandfathered Investor's minor children. Grandfathered Investors do not include any investment providers who have accounts with a fund or shareholders who invest through such investment providers.

Statements and Confirmations — Please review your account statements and confirmations carefully as soon as you receive them. You must contact us within 30 days if you have any questions or notice any discrepancies. Otherwise, you may adversely affect your right to make a claim about the transaction(s).

Systematic Investments — This plan lets you take advantage of dollar-cost averaging by establishing periodic investments of $100 or more a month (for Institutional Class, once you make an initial minimum investment of at least $1 million). You choose the schedule and amount. Your investment money may come from an eligible money market fund outside the fund family or your bank account.

Systematic Withdrawals — This plan lets you arrange withdrawals of at least $100 from a fund in the fund family on a periodic schedule. You can also set up payments to distribute the full value of an account over a given time. While this service can be helpful to many investors, be aware that it could generate capital gains or losses.

Electronic Bank Transfers — When you sell Fund shares, you can have the money sent to your bank account electronically rather than mailed to you as a check. Please note that your bank must be a member of the Automated Clearing House, or ACH, system.

FUNDfone® — Grandfathered Investors only. Get up-to-date performance and account information through our 24-hour automated service by calling 800-335-9366.

Dollar-Cost Averaging

Systematic investing allows you to take advantage of the principle of dollar-cost averaging. When you make regular investments of a given amount — say, $100 a month — you will end up investing at different share prices over time. When the share price is high, your $100 buys fewer shares; when the share price is low, your $100 buys more shares. Over time, this can help lower the average price you pay per share.

Dollar-cost averaging cannot guarantee you a profit or protect you from losses in a declining market. But it can be beneficial over the long term.

Internet Access

Grandfathered Investors with Internet access can enjoy many valuable and time-saving features by visiting us at www.nb.com.

The site offers more complete information on our funds, including current performance data, portfolio manager interviews, tax information plus educational articles, news and analysis. You can tailor the site so it serves up information that is most relevant to you.

As a Fund shareholder, you can use the web site to access account information 24 hours a day.

Retirement Plans and Accounts

We offer Direct Investors a number of tax-advantaged plans and accounts for retirement saving:

Traditional IRAs allow money to grow tax-deferred until you take it out, usually at or after retirement. Contributions are deductible for some investors, but even when they are not, an IRA can be beneficial.

Roth IRAs offer tax-free growth like a traditional IRA, but instead of tax-deductible contributions, the withdrawals are tax-free for investors who meet certain requirements.

Also available: SEP-IRA, SIMPLE-IRA, Keogh, and other types of plans. Coverdell Education Savings Accounts (formerly Education IRAs), though not for retirement savings, also are available. Consult your tax professional to find out which types of plans or accounts may be beneficial for you. Call 800-877-9700 for information on any Neuberger Berman retirement plan or account.

If you are a Direct Investor buying or selling shares, instructions are provided in the following charts.

Buying Shares – Direct Investors

Method	Things to know	Instructions
Sending us a check
Grandfathered Investors: Your first investment must be at least $1,000

Additional investments can be as little as $100

Eligible Investors: Your first investment must be at least $1 million

Direct Investors: We cannot accept cash, money orders, starter checks, cashier’s checks, travelers checks, or other cash equivalents

You will be responsible for any losses or fees resulting from a bad check; if necessary, we may sell other shares belonging to you in order to cover these losses

All checks must be made out to “Neuberger Berman Funds”; we cannot accept checks made out to you or other parties and signed over to us

Fill out the application and enclose your check

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Wiring money	Grandfathered Investors: All wires must be for at least $1,000 Eligible Investors: Your first investment must be at least $1 million
Grandfathered Investors: Before wiring any money, call 800-877-9700 for an order confirmation

Eligible Investors: Before wiring any money, call 800-366-6264 for an order confirmation.

Director Investors: Have your financial institution send your wire to State Street Bank and Trust Company

Include your name, the Fund name, your account number and other information as requested

Exchanging from another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer ID number

An exchange order cannot be cancelled or changed once it has been placed
If you are an individual retail investor, please call 800-877-9700 to place your order If you are an institution or an investment provider, please call 800-366-6264 to place your order
By telephone	We do not accept phone orders for a first investment Additional shares will be purchased when your order is accepted Not available on retirement accounts
If you are an individual retail investor, please call 800-877-9700 to notify us of your purchase

If you are an institution or an investment provider, please call 800-366-6264 to notify us of your purchase

Immediately follow up with a wire or electronic transfer

Setting up systematic investments	All investments must be at least $100 (and for Institutional Class, in addition to an initial minimum investment of at least $1 million)	If you are an individual retail investor, please call 800-877-9700 for instructions If you are an institution or an investment provider, please call 800-366-6264 for instructions

Selling Shares – Direct Investors

Method	Things to know	Instructions
Sending us a letter
Unless you instruct us otherwise, we will mail your proceeds by check to the address of record, payable to the registered owner(s); checks will not be forwarded

If you have designated a bank account on your application, you can request that we wire the proceeds to this account; if the total balance of all of your Neuberger Berman fund accounts is less than $100,000, you will be charged an $8.00 wire fee

You can also request that we send the proceeds to your designated bank account by electronic transfer (ACH) without a fee

You may need a Medallion signature guarantee

Please also supply us with your e-mail address and daytime telephone number when you write to us in the event we need to reach you

Send us a letter requesting us to sell shares signed by all registered owners; include your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

If regular first-class mail, send to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

If express delivery, registered mail, or certified mail, send to:

Neuberger Berman Funds
c/o State Street Bank and Trust Company
30 Dan Road
Canton, MA 02021

Sending us a fax
Grandfathered Investors: For amounts of up to $100,000

Eligible Investors: For amounts of up to $250,000

Direct Investors: Not available if you have changed the address on the account in the past 15 days

Write a request to sell shares as described above

If you are an individual retail investor, please call 800-877-9700 to obtain the appropriate fax number

If you are an institution or an investment provider, please call 800-366-6264 to obtain the appropriate fax number

Calling in your order
Grandfathered Investors: All phone orders to sell shares must be for at least $1,000 unless you are closing out an account

Direct Investors: Not available if you have declined the phone option or are selling shares in certain retirement accounts (The only exception is for those retirement shareholders who are at least 59½ or older and have their birthdates on file)

Not available if you have changed the address on the account in the past 15 days

If you are an individual retail investor, please call 800-877-9700 to place your order

If you are an institution or an investment provider, please 800-366-6264 to place your order

Give your name, account number, the Fund name, the dollar amount or number of shares you want to sell, and any other instructions

Exchanging into another fund
All exchanges must be for at least $1,000

Both accounts involved must be registered in the same name, address and taxpayer ID number

An exchange order cannot be cancelled or changed once it has been placed
If you are an individual retail investor, please call 800-877-9700 to place your order If you are an institution or an investment provider, please call 800-366-6264 to place your order
Setting up systematic withdrawals	Withdrawals must be at least $100	If you are an individual retail investor, please call 800-877-9700 for instructions If you are an institution or an investment provider, please call 800-366-6264 for instructions

Market Timing Policy

Frequent purchases, exchanges and redemptions of Fund shares (“market-timing activities”) can interfere with effective Fund management and adversely affect Fund performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to a Fund by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Fund assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Fund shareholders, the Board of Trustees has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. As described earlier in this prospectus, pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Funds reserve the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege; or suspend the telephone order privilege.

Neuberger Berman Management LLC applies the Funds' policies and procedures with respect to market-timing activities by monitoring trading activity in the Funds, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Fund shares. These policies and procedures are applied consistently to all shareholders. Although the Funds make efforts to monitor for market-timing activities, the ability of the Funds to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Funds will be able to eliminate all market-timing activities.

Portfolio Holdings Policy

A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.

The complete portfolio holdings for each Fund are available at www.nb.com/holdings. The complete portfolio holdings for each Fund (except Genesis Fund, Global Thematic Opportunities Fund and Multi-Cap Opportunities Fund) are generally posted 15-30 days after each month-end. The complete portfolio holdings for Genesis Fund, Global Thematic Opportunities Fund and Multi-Cap Opportunities Fund are generally posted 15-30 days after the end of each calendar quarter.

Each Fund’s (except Genesis Fund's, Global Thematic Opportunities Fund's and Multi-Cap Opportunities Fund's) complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Genesis Fund's, Global Thematic Opportunities Fund's and Multi-Cap Opportunities Fund’s complete portfolio holdings will remain available at this website until the subsequent quarter-end holdings have been posted. Complete portfolio holdings for the Funds will also be available in reports on Form N-Q and Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.

Fund Structure

Each Fund uses a “multiple class” structure. Each Fund offers one or more classes of shares that have identical investment programs, but different arrangements for distribution and shareholder servicing and, consequently, different expenses. This prospectus relates solely to the Class A, Class C and Institutional Class shares, as applicable, of the Funds.

NEUBERGER BERMAN EQUITY FUNDS

Class A, Class C and Institutional Class Shares

If you would like further details on these Funds, you can request a free copy of the following documents:

Shareholder Reports. The shareholder reports offer information about each Fund, including:
■	a discussion by the Portfolio Managers about strategies and market conditions that significantly affected the Fund’s performance during the last fiscal year
■	Fund performance data and financial statements
■	portfolio holdings.

Statement of Additional Information (SAI). The SAI contains more comprehensive information on each Fund, including:
■	various types of securities and practices, and their risks
■	investment limitations and additional policies
■	information about the Fund’s management and business structure.

The SAI is hereby incorporated by reference into this prospectus, making it legally part of the prospectus.

Investment manager: Neuberger Berman Management LLC
Sub-advisers: Neuberger Berman LLC, Neuberger Berman Asia Limited

Obtaining Information

You can obtain a shareholder report, SAI, and other information from your investment provider, or from:

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
877-628-2583
Website: www.nb.com

You can also request copies of this information from the SEC for the cost of a duplicating fee by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section,100 F Street, N.E., Washington, D.C. 20549-1520. They are also available from the EDGAR Database on the SEC’s website at www.sec.gov.

You may also view and copy the documents at the SEC’s Public Reference Room in Washington. Call 202-551-8090 for information about the operation of the Public Reference Room.

Each Fund’s current net asset value per share is made available at:
https://www.nb.com/funds/mutual_funds/ (click on “Prices”, select asset class “Equity” from the drop-down menu, and then select a share class from the drop-down menu).

The “Neuberger Berman” name and logo are registered service marks of Neuberger Berman Group LLC. “Neuberger Berman Management LLC” and the individual Fund names in this prospectus are either service marks or registered service marks of Neuberger Berman Management LLC. ©2013 Neuberger Berman Management LLC. All rights reserved.

SEC File Number 811-00582
K0376  12/13